UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☒	Definitive Proxy Statement
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☐	Soliciting Material Under Rule 14a-12
F5, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Notice of Fiscal Year 2022 Annual
Shareholders Meeting
MEETING DETAILS	Time and Date March 9, 2023 at 11:00 a.m. Pacific Time
Virtual Meeting Location This year is a virtual meeting at www.virtualshareholdermeeting.com/FFIV2023
Record Date January 4, 2023. Only shareholders of record at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.
Items of Business	1	To elect 11 directors nominated by the Board of Directors of the Company to hold office until the Annual Meeting of Shareholders for fiscal year 2023;
	2	To approve the F5, Inc. Incentive Plan as amended and restated to increase the number of shares of common stock issuable by an additional 4,500,000 shares;
	3	To approve the F5, Inc. Employee Stock Purchase Plan as amended and restated to increase the number of shares of common stock issuable by an additional 2,000,000 shares;
	4	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2023;
	5	To approve, on an advisory basis, the compensation of our named executive officers;
	6	To approve, on an advisory basis, the frequency of the advisory vote on compensation of our named executive officers; and
	7	To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.
By Order of the Board of Directors,

SCOT F. ROGERS Secretary
Seattle, Washington January 25, 2023

Notice of Fiscal Year 2022 Annual Shareholders Meeting

Your Vote Is Important!
Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, please promptly vote and submit your proxy by phone, over the Internet, or by signing, dating, and returning the accompanying proxy card in the enclosed, prepaid, return envelope or otherwise completing the appropriate voting instruction form. If you decide to attend the Annual Meeting and wish to vote virtually at the meeting, please see “Questions and Answers About the Annual Meeting and These Proxy Materials” below.

Notice of Fiscal Year 2022 Annual Shareholders Meeting
Important Notice Regarding the Availability of Proxy Materials for
the Company’s Annual Meeting of Shareholders on March 9, 2023.
The F5, Inc. Proxy Statement and 2022 Annual Report to Shareholders are available online at www.proxyvote.com and on our website at www.f5.com under the “Company — Investor Relations — Financials” section.
Please do not return the enclosed paper ballot if you are voting over the Internet or by telephone.
WAYS TO VOTE	Vote by Internet www.proxyvote.com — 24 hours a day/7 days a week
Vote by Telephone 1-800-690-6903 via touch-tone — 24 hours a day/7 days a week
Vote Online During the Meeting See “Questions and Answers About the Annual Meeting and These Proxy Materials — How do I vote? — Voting “Virtually” at the Annual Meeting below.
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on March 8, 2023. Have your proxy card or notice in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on March 8, 2023. Have your proxy card or notice in hand when you call and then follow the instructions.
Your cooperation is appreciated since a majority of the shares of Common Stock entitled to vote must be represented at the virtual Annual Meeting, either in person or by proxy, to constitute a quorum for the conduct of business.
Please note that brokers may not vote your shares on the election of directors; on the proposal to approve the Incentive Plan as amended and restated; on the proposal to approve the Employee Stock Purchase Plan as amended and restated; on the advisory vote on executive compensation; and on the frequency of the advisory vote on executive compensation; in the absence of your specific instructions as to how to vote. Please vote your proxy or provide your specific instructions to your broker so your vote can be counted.

Proxy Statement Fiscal Year 2022 Annual
Meeting of Shareholders
F5, Inc. (“F5” or the “Company”) is furnishing this Proxy Statement and the enclosed proxy in connection with the solicitation of proxies by the Board of Directors of the Company (the Board of Directors or the Board) for use at the Annual Meeting of Shareholders to be held on
March 9, 2023, at 11:00 a.m., Pacific Time, in a virtual format through a live webcast at www.virtualshareholdermeeting.com/FFIV2023, and at any adjournments or postponements thereof (the Annual Meeting). As used herein, “we,” “us,” “our,” “F5” or the “Company” refers to F5, Inc., a Washington corporation. Proxy materials are being made available and mailed to shareholders on or about January 25, 2023. The Company’s principal executive offices are located at 801 Fifth Avenue, Seattle, Washington 98104. The Company’s telephone number at that location is 206-272-5555.

Proxy Summary
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.
ANNUAL MEETING OF SHAREHOLDERS	Time and Date March 9, 2023 at 11:00 a.m. Pacific Time
Virtual Meeting Location This year is a virtual meeting at www.virtualshareholdermeeting.com/FFIV2023
Record Date January 4, 2023
Mailing Date Approximately January 25, 2023
Voting Shareholders as of the record date are entitled to vote. Each share of Company common stock is entitled to one vote for each director nominee and one vote for each of the proposals.
Meeting Agenda	• Election of the 11 directors listed in this Proxy Statement and on the proxy card
•	To approve the F5, Inc. Incentive Plan as amended and restated to increase the number of shares of common stock issuable by an additional 4,500,000 shares
•	To approve the F5, Inc. Employee Stock Purchase Plan as amended and restated to increase the number of shares of common stock issuable by an additional 2,000,000 shares
•	Ratification of PricewaterhouseCoopers LLP (PWC) as our independent registered public accounting firm for fiscal year 2023
•	Advisory vote on compensation of our named executive officers
•	Advisory vote on the frequency of the advisory vote on compensation of our named executive officers
•	Transact other business that may properly come before the meeting, or any adjournment or postponement
Fiscal Year 2022 Proxy Statement	1

Proxy Summary
	Proposal		Board Vote Recommendation	Page References for More Detail
Voting Matters and Vote Recommendation	1	To elect 11 directors nominated by the Board to hold office until the Annual Meeting of Shareholders for fiscal year 2023	FOR (each nominee)	pp. 66
	2	To approve the F5, Inc. Incentive Plan as amended and restated to increase the number of shares of common stock issuable by an additional 4,500,000	FOR	pp. 67
	3	To approve the F5, Inc. Employee Stock Purchase Plan as amended and restated to increase the number of shares of common stock issuable by an additional 2,000,000 shares	FOR	pp. 76
	4	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2023	FOR	pp. 80
	5	Advisory vote to approve the compensation of our named executive officers	FOR	pp. 81
	6	Advisory vote to approve the frequency of the advisory vote on compensation of our named executive officers.	FOR ONE YEAR	pp. 84
Board & Governance Highlights	Independent Board Chair	10 of 11 Board Nominees are Independent	7 of 11 Board Nominees Identify as Diverse
	Declassified Board — All Directors Elected Annually	Share Ownership Guidelines for Executives & Directors	Clawback Policy for Named Executive Officers
	One-year Post-vesting Holding Period for Executive Equity Awards Beginning with Grants Awarded in Fiscal Year 2022	Majority Voting for All Directors	Third-party Led Board Self-Assessment Process
	Independent Directors Meet Without Management Present	Prohibition on Hedging, Pledging and Short Sale of Company Stock
2	Fiscal Year 2022 Proxy Statement

Proxy Summary
Fiscal Year 2022 Performance Highlights	Annual revenue $2.7 BILLION ↑4% over fiscal year 2021	Cash flow from operations $443 MILLION
	GAAP net income $322 MILLION	Cash returned to shareholders through share repurchases $500 MILLION
Awards and Company Recognition	Forbes The Culture 50 Champions: F5 CEO François Locoh-Donou	Puget Sound Business Journal Power 100: F5 CEO François Locoh-Donou	Eight company employees were included in CRN’s 2022 Women of the Channel
	Certified via Great Place to Work: F5 U.S. and India	F5 named in the Top 10 in the Computer Services sector for America’s Most JUST Companies, by JUST Capital	2022 Bestie Award, Benevity Corporate Goodness Awards: F5

Fiscal Year 2022 Proxy Statement	3

Proxy Summary
Compensation Policies and Practices Linked to Shareholder Value Creation and RISK Mitigation	Pay for performance	We emphasize pay for performance and align executive compensation with the Company’s business objectives and performance, and the creation of long-term shareholder value.
	Threshold performance metrics	Incentive-based compensation is at risk and payable only if certain threshold performance metrics are achieved.
	No excise tax gross-ups	The Company does not provide “golden parachute” excise tax gross-ups upon a change in control of the Company.
	Benefit plans	The Company offers its executive officers only modest perquisites that are supported by a business interest and are consistent with broad-based benefit plans available to other employees.
	Stock ownership guidelines	Directors and Company executives are subject to stock ownership requirements that encourage alignment with the interests of shareholders.
	Clawback policy	Incentive compensation for each of the named executive officers (NEOs) may be subject to recoupment in the event the Company restates its reported financial results.
No hedging or pledging of stock
Executive officers are prohibited from entering into hedging or pledging transactions or trading in puts, calls or other derivatives of the Company’s Common Stock or otherwise engaging in short sales of Common Stock of the Company.

	No re-pricing of options	Under the terms of the equity plan, the re-pricing of underwater options is prohibited absent shareholder approval.
	Double-trigger change of control agreements	The Company’s change of control agreements with its executives contain a “double trigger” feature.
Post-vesting holding requirement
Beginning with awards granted in fiscal year 2022, Company executives must retain for at least one year the net shares received on the vesting of Restricted Stock Units, which aligns executives’ long-term incentives with the interests of shareholders.

	Annual advisory vote	Annual advisory vote on executive compensation provides shareholders with a direct opportunity to express their opinion regarding the Company’s executive pay practices.
	Capped incentive compensation	Executive incentive compensation is capped avoiding excessive risk-tasking and limiting to a reasonable level the amount of total performance-based compensation paid.
4	Fiscal Year 2022 Proxy Statement

Proxy Summary
Director Nominees	The following table provides summary information about each director nominee. Each director named below is a continuing director and all directors are elected annually by a majority of votes cast.
							Committees
Name	Age	Director Since	Occupation	Independent	Diverse(1)	Other Public Boards	Audit & Risk Oversight	Talent and Compensation	Nominating and ESG
Marianne N. Budnik	54	October 2022	Director, Cerence, Inc., and Chief Marketing Officer, Talon Cyber Security			X
Elizabeth L. Buse	61	September 2020	Director, U.S. Bancorp; Retired Chief Executive Officer, Monitise, Plc.			X
Michael L. Dreyer	59	October 2012	Director, Coherent Corp. (formerly II-VI Inc.); Retired Chief Operations Officer, Silicon Valley Bank			X
Alan J. Higginson	75	May 1996	Chairman of the Board, F5; Former Chairman, Hubspan, Inc.
Peter S. Klein	60	March 2015	Director, Denali Therapeutics; Director, Sarcos Technology and Robotics Corp; Director, Accolade; Retired Chief Financial Officer, Microsoft			X
François Locoh-Donou	51	April 2017	President and Chief Executive Officer, F5; Director, Capital One			X
Nikhil Mehta	45	January 2019	Chief Executive Officer, Gainsight, Inc., Director, Lead Edge Growth Opportunities, Ltd.			X
Michael F. Montoya	51	June 2021	Chief Information Security Officer, Equinix
Marie E. Myers	54	January 2019	Chief Financial Officer, HP, Inc.; Director, KLA Corp.			X
James M. Phillips	56	January 2022	Strategic Director, Madrona Venture Group
Sripada Shivananda	50	April 2020	Executive Vice President and Chief Technology Officer, PayPal Holdings, Inc.
= Chair	= Member	= Financial Expert
1.
Directors included in the diverse designation represent individuals whose race, ethnicity, gender, or LGBTQ+ self-identification contribute to Board heterogeneity and expand the Board’s understanding of the needs and viewpoints of our customers, partners, employees, investors, and other stakeholders, and meet the definition of “diverse director” under the Nasdaq Listing Rules.

Fiscal Year 2022 Proxy Statement	5

Proxy Summary
BOARD SKILLs AND DIVERSITY MATRIX

Financial Experience
10
Global Business
11
Senior Leadership
11
Strategy & Risk Management
10
Human Capital Management
4
Security/Cybersecurity
6
Software
9
Capital Markets
4
M&A Integration
7
Operational
5
ESG
6

Three of our 11 Director nominees are women, four of our 11 Director nominees are ethnically diverse with one identifying as Black, two identifying as Asian and one identifying as Hispanic/Latino(a). No Directors identify as LGBTQ+. One director identifies as a military veteran.

6	Fiscal Year 2022 Proxy Statement

Proxy Summary
Total number of directors: 11

Qualifications and Expertise	Marianne N. Budnik	Elizabeth L. Buse	Michael L. Dreyer	Alan J. Higginson	Peter S. Klein	Francois Locoh-Donou	Nikhil Mehta	Michael F. Montoya	Marie E. Myers	James M. Phillips	Sripada Shivananda
Financial Experience[1]		✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Global Business	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Senior Leadership	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Strategy & Risk Management	✓	✓	✓	✓	✓	✓		✓	✓	✓	✓
Human Capital Management	✓	✓							✓		✓
Security / Cybersecurity	✓		✓	✓		✓		✓			✓
Software	✓		✓	✓	✓	✓	✓	✓		✓	✓
Capital Markets		✓			✓				✓	✓	
M&A Integration			✓	✓	✓	✓			✓	✓	✓
Operational			✓	✓		✓			✓		✓
ESG	✓	✓	✓					✓	✓		✓

(1)
Represents Director nominees with financial fluency. The Board of Directors has determined that Mr. Klein and Ms. Myers are “audit committee financial experts” as defined in Item 407 of Regulation S-K.

Fiscal Year 2022 Proxy Statement	7

Questions and Answers About the Annual Meeting and These Proxy
Materials
Why am I receiving these materials?
You are receiving these materials because you are a shareholder of the Company as of the close of business on January 4, 2023 (the “Record Date”) and are entitled to receive notice of the Annual Meeting and to vote on matters that will be presented at the meeting. This Proxy Statement contains important information regarding our Annual Meeting, the proposals on which you are being asked to vote, information you may find useful in determining how to vote, and information about voting procedures.

How does the Board of Directors recommend that I vote?	The Board of Directors recommends that you vote:

• FOR the election of Marianne N. Budnik, Elizabeth L. Buse, Michael L. Dreyer, Alan J. Higginson, Peter S. Klein, François Locoh-Donou, Nikhil Mehta, Michael F. Montoya, Marie E. Myers, James M. Phillips and Sripada Shivananda as directors to hold office until the Annual Meeting of Shareholders for fiscal year 2023;

• FOR the approval of the F5, Inc. Incentive Plan as amended and restated to increase the number of shares of common stock issuable by an additional 4,500,000 shares;
• FOR the approval of the F5, Inc. Employee Stock Purchase Plan as amended and restated to increase the number of shares of common stock issuable by an additional 2,000,000 shares;
• FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2023;
• FOR the approval, on an advisory basis, of the compensation of our named executive officers; and
• FOR one year, the approval, on an advisory basis, of the frequency of the advisory vote on compensation of our named executive officers.
Will there be any other items of business on the agenda?
The Company is not aware, as of the date of this Proxy Statement, of any matters to be voted upon at the Annual Meeting other than those stated in this Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders. If any other items of business or other matters are properly brought before the Annual Meeting, your proxy gives discretionary authority to the persons named on the proxy card with respect to those items of business or other matters. The persons named on the proxy card intend to vote the proxy in accordance with their best judgment.

Who is entitled to vote at the Annual Meeting?
Only holders of our common stock, no par value (the “Common Stock”), at the close of business on the Record Date may vote at the Annual Meeting. We refer to the holders of Common Stock as “shareholders” throughout this Proxy Statement. Each shareholder is entitled to one vote for each share of Common Stock held as of the Record Date.

8	Fiscal Year 2022 Proxy Statement

Questions and Answers About the Annual Meeting and These Proxy Materials
What constitutes a quorum, and why is a quorum required?
We need a quorum of shares of Common Stock eligible to vote to conduct business at our Annual Meeting. A quorum exists when at least a majority of the outstanding shares entitled to vote at the close of business on the Record Date are represented at the virtual Annual Meeting either in person or by proxy. As of the close of business on the Record Date, we had 60,117,626 shares of Common Stock outstanding and entitled to vote at the virtual Annual Meeting, meaning that 30,058,814 shares of Common Stock must be represented in person or by proxy to have a quorum. Abstentions and broker non-votes (as described below) will also count towards the quorum requirement. Your shares will be counted toward the number needed for a quorum if you: (i) submit a valid proxy card or voting instruction form, (ii) give proper instructions over the telephone or on the Internet, or (iii) in the case of a shareholder of record, virtually attend the Annual Meeting.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?
Shareholder of Record. You are a shareholder of record if at the close of business on the Record Date your shares were registered directly in your name with American Stock Transfer, our transfer agent.

Beneficial Owner. You are a beneficial owner if at the close of business on the Record Date your shares were held by a brokerage firm or other nominee and not in your name. Being a beneficial owner means that, like many of our shareholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or nominee provides. If you wish to vote the shares you own beneficially at the virtual meeting, you should follow the voting instructions or other information you received from your broker or other nominee and the instructions on the website at www.virtualshareholdermeeting.com/FFIV2023. If you do not provide your broker or nominee with instructions on how to vote your shares or a legal proxy, your broker or nominee will be able to vote your shares with respect to some, but not all, of the proposals. Please see “What will happen if I do not vote my shares?” and “What if I do submit my proxy but do not specify how my shares are to be voted?” for additional information.

How do I vote?	Shareholders of Record. If you are a shareholder of record, there are several ways for you to vote your shares:

• Voting by Mail. You may submit your vote by completing, signing and dating each proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. Proxy cards submitted by mail must be received no later than March 8, 2023 to be voted at the Annual Meeting. If you vote by telephone or on the Internet, please do not return your proxy card unless you wish to change your vote.

• Voting by Telephone. You may vote by telephone by using the toll-free number listed on your proxy card.

• Voting on the Internet. You may vote on the Internet by using the voting portal found at www.proxyvote.com. As with telephone voting, you can confirm that your instructions have been properly recorded. Voting via the Internet is a valid proxy voting method under the laws of the State of Washington (our state of incorporation).

• Voting “Virtually” at the Annual Meeting. You may vote your shares at the Annual Meeting by following the instructions on the website at www.virtualshareholdermeeting.com/FFIV2023. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or voting instructions or vote by telephone or via the Internet by the applicable deadline so that your vote will be counted if you do not vote at the virtual Annual Meeting.

Beneficial Owners. You may vote by the method explained on the voting instructions or other information you receive from the broker or nominee.
Fiscal Year 2022 Proxy Statement	9

Questions and Answers About the Annual Meeting and These Proxy Materials
Can I revoke or change my vote after I submit my proxy?	Yes. You may revoke or change your vote after submitting your proxy by one of the following procedures:

• Delivering a proxy revocation or another proxy bearing a later date to the Secretary of the Company at 801 Fifth Avenue, Seattle, Washington 98104 up until 11:59 p.m. Eastern Time the day before the Annual Meeting;

• If you have voted by Internet or telephone and still have your control number, you may change your vote via Internet or telephone up until 11:59 p.m. Eastern Time the day before the Annual Meeting;

• Attending the Annual Meeting and voting virtually. If you are a beneficial owner, you should follow the voting instructions or other information you received from your broker or other nominee and the instructions on the website at www.virtualshareholdermeeting.com/FFIV2023.

Please note that attendance alone at the Annual Meeting will not revoke a proxy; you must actually vote at the virtual Annual Meeting.
What will happen if I do not vote my shares?
Shareholders of Record. If you are the shareholder of record of your shares and you do not vote by mail, by telephone, via the Internet or virtually at the Annual Meeting, your shares will not be voted at the Annual Meeting.

Beneficial Owners. If you are the beneficial owner of your shares, your broker or nominee may vote your shares only on those proposals on which it has discretion to vote. Under applicable stock exchange rules, your broker or nominee does not have discretion to vote your shares on non-routine matters, which include Proposals 1, 2, 3, 5, and 6. However, your broker or nominee does have discretion to vote your shares on routine matters such as Proposal 4.

What if I do submit my proxy but do not specify how my shares are to be voted?	If you are a shareholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:

• FOR the election of Marianne N. Budnik, Elizabeth L. Buse, Michael L. Dreyer, Alan J. Higginson, Peter S. Klein, François Locoh-Donou, Nikhil Mehta, Michael F. Montoya, Marie E. Myers, James M. Phillips and Sripada Shivananda as directors to hold office until the Annual Meeting of Shareholders for fiscal year 2023;

• FOR the approval of the F5, Inc. Incentive Plan as amended and restated to increase the number of shares of common stock issuable by an additional 4,500,000 shares;
• FOR the approval of the F5, Inc. Employee Stock Purchase Plan as amended and restated to increase the number of shares of common stock issuable by an additional 2,000,000 shares;
• FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2023;
• FOR the approval, on an advisory basis, of the compensation of our named executive officers; and
• FOR one year, the approval, on an advisory basis, of the frequency of the advisory vote on compensation of our named executive officers.
10	Fiscal Year 2022 Proxy Statement

Questions and Answers About the Annual Meeting and These Proxy Materials
What is the effect of an abstention or a “broker non-vote”?
Brokers or other nominees who hold shares of Common Stock for a beneficial owner have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the Annual Meeting. A “broker non-vote” occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. If you abstain from voting on a proposal, or if a broker or nominee indicates it does not have discretionary authority to vote on a proposal, the shares will be counted for the purpose of determining if a quorum is present but will not be included in the vote totals with respect to the proposal. Furthermore, any abstention or broker non-vote will have no effect on the proposals to be considered at the Annual Meeting since these actions do not represent votes cast by shareholders.

What is the vote required for each proposal?	Proposal		Vote Required*	Broker Discretionary Voting Allowed
	1	Election of 11 directors nominated by the Board to hold office until the Annual Meeting of Shareholders for fiscal year 2023 and until his or her successor is elected and qualified	Majority of Votes Cast	No
	2	Approval of the F5, Inc. Incentive Plan as amended and restated to increase the number of shares of common stock issuable by an additional 4,500,000 shares	Majority of Votes Cast	No
	3	Approval of the F5, Inc. Employee Stock Purchase Plan as amended and restated to increase the number of shares of common stock issuable by an additional 2,000,000 shares	Majority of Votes Cast	No
	4	Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2023	Majority of Votes Cast	Yes
	5	Advisory vote to approve the compensation of our named executive officers	Majority of Votes Cast	No
	6	Advisory vote on frequency of advisory vote on the compensation of our named executive officers	Plurality of Votes Cast	No
*
Under Washington law and the Company’s Fourth Amended and Restated Articles of Incorporation (the “Articles”) and Eighth Amended and Restated Bylaws (the “Bylaws”), if a quorum exists at the meeting, a nominee for director in an uncontested election will be elected by the vote of the majority of votes cast. A majority of votes cast means that the number of shares cast “FOR” a director’s election exceeds the number of votes cast “AGAINST” that director. If a director nominee who is an incumbent does not receive the requisite votes, that director’s term will end on the earliest of (i) the date on which the Board appoints an individual to fill the office held by that director; (ii) 90 days after the date on which an inspector determines the voting results as to that director; or (iii) the date of the director’s resignation. With respect to Proposals 2, 3, 4, and 5, a majority of votes cast means that the number of votes cast “FOR” the matter exceeds the number of votes cast “AGAINST” the respective matter.

With respect to Proposal 1, you may vote FOR the nominee, AGAINST the nominee, or you may vote ABSTAIN as to the nominee. The nominee will be elected if he or she receives more FOR votes than AGAINST votes. Proxies may not be voted for more than 11 directors and shareholders may not cumulate votes in the election of directors.
Fiscal Year 2022 Proxy Statement	11

Questions and Answers About the Annual Meeting and These Proxy Materials
With respect to Proposals 2, 3, 4, and 5, you may vote FOR, AGAINST or ABSTAIN as to each proposal.
With respect to Proposal 6, you may vote for the frequency by choosing the option of one year, two years, or three years or abstain from voting when you vote in response to the proposal.
Why are we holding a virtual Annual Meeting?
We believe that it is best to hold a virtual only Annual Meeting this year given the ongoing concerns associated with the spread of COVID-19 and other respiratory viruses. In addition, a virtual meeting provides broad and convenient access to and enables participation by our shareholders in a cost-reducing and environmentally friendly way. The virtual Annual Meeting will allow our shareholders to ask questions and to vote.

How can I attend and participate in the Annual Meeting?
The Annual Meeting will be a completely virtual meeting of shareholders conducted exclusively via live audio webcast. You will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/FFIV2023. To participate in the Annual Meeting, you will need the 16-digit control number included on your Notice of Internet Availability, proxy card, or voting instruction form. The Annual Meeting will begin promptly at 11:00 a.m. Pacific Time on March 9, 2023. We encourage you to access the virtual meeting website prior to the start time. Online check-in will begin at 10:45 a.m. Pacific Time, and you should allow ample time to ensure your ability to access the meeting.

We will hold our question-and-answer session with management immediately following the conclusion of the business to be conducted at the Annual Meeting.
You may submit a question at any time during the meeting by visiting www.virtualshareholdermeeting.com/ FFIV2023. The Chair of the meeting has broad authority to conduct the Annual Meeting in an orderly manner, including establishing rules of conduct. A copy of the rules of conduct will be available online at the Annual Meeting.
CAN SHAREHOLDERS ASK QUESTIONS AT THE VIRTUAL ANNUAL MEETING?
Yes. We have designed the format of the virtual Annual Meeting to ensure that our shareholders are afforded the same rights and opportunities to participate as they would have at an in-person meeting. After the voting results are announced at the Annual Meeting, we will hold a Q&A session during which we intend to answer questions submitted during the meeting that are pertinent to the Company, as time permits, and in accordance with our Rules of Conduct for Annual Meeting of the Shareholders. During the Annual Meeting, you can view our Rules of Conduct and submit any questions at virtualshareholdermeeting.com/FFIV2023.

What if I have technical difficulties or trouble accessing the virtual meeting website during the check-in time or during the Annual Meeting?
Technicians will be available to assist you if you experience technical difficulties accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the Basic Call Center Support numbers located on the login page for assistance.

What happens if the Annual Meeting is adjourned or postponed?	Your proxy will still be effective and will be voted at the rescheduled Annual Meeting. You will still be able to change or revoke your proxy until it is voted.
12	Fiscal Year 2022 Proxy Statement

Questions and Answers About the Annual Meeting and These Proxy Materials
Who is making this proxy solicitation and paying for the costs of this proxy solicitation?
The Board of Directors of the Company is soliciting the proxies accompanying this Proxy Statement. The Company will pay all of the costs of this proxy solicitation. However, you will need to obtain your own Internet access if you choose to access the proxy materials and/or vote over the Internet. In addition to mail solicitation, officers, directors, and employees of the Company may solicit proxies personally or by telephone, without receiving additional compensation. The Company has retained Alliance Advisors to assist with the solicitation of proxies in connection with the Annual Meeting. The Company will pay Alliance Advisors customary fees, which are expected to be $8,000 plus expenses. The Company, if requested, will pay brokers, banks, and other fiduciaries that hold shares of Common Stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to shareholders.

How can I find the results of the Annual Meeting?
We intend to announce preliminary voting results at the Annual Meeting and publish final results on a Form 8-K within four business days of the Annual Meeting. The Form 8-K will be available on our website at www.f5.com under the “Company — Investor Relations — Financials — SEC Filings” section.

Fiscal Year 2022 Proxy Statement	13

Corporate Governance
The Company’s relationship with its shareholders is an important part of the Company’s success and the Company believes it is important to engage with its shareholders and to obtain their perspectives. The Company’s management team believes that this approach to engaging openly with the Company’s shareholders on topics such as executive compensation, and Environmental, Social and Governance (ESG) issues drives increased corporate accountability, improves decision making, and ultimately creates long-term value. The Company is committed to:
Accountability Driving and supporting strong corporate governance and Board practices to ensure oversight, accountability, and good decision making.
Transparency Maintaining transparency on a range of financial, executive compensation, and governance issues to build trust and foster two-way dialogue that supports the Company’s business success.
Engagement Proactively engaging with shareholders in conversations on a variety of topics to identify emerging trends and issues to inform the Company’s thinking and approach.
Environmental, Social, and Governance (ESG) Topics
At F5, we care deeply not just about what we do, but how we do it. Our guiding principle to “do the right thing” applies to our employees, officers, Board of Directors, and our subsidiaries and controlled affiliates across the globe and is set forth in F5’s Code of Business Conduct and Ethics - available at www.f5.com under the “Company — Investor Relations — ESG — Governance Documents” section.

Most importantly, our principle to “do the right thing” is expressed every day at F5 in what we call BeF5 (culture behaviors) and LeadF5 (leadership principles).

This approach is reflected in our commitment to Environmental, Social, and Governance (ESG) – extending from the environmental sustainability of our products and operations to the well-being of our employees and our communities.
Since F5 formed the ESG team in fiscal year 2021, the Company has built a sound foundation for the program by centralizing the collection, monitoring, and disclosure of material ESG data, programs, and policies across the company.
14	Fiscal Year 2022 Proxy Statement

Corporate Governance
Oversight of the ESG program is provided by the Nominating and Environmental, Social, and Governance (ESG) Committee of the Board, where ESG strategy, disclosures, and metrics are reviewed each quarter.
F5 published the results of these foundational improvements with additional Sustainability Accounting Standards Board (SASB)-aligned disclosures in its second-annual ESG Report available at f5.com under the “Company — Investor Relations — ESG” section.
Environmental
To chart a clear path toward climate action, F5 announced its commitment to reduce our absolute scope 1 and 2 emissions 50% by 2030 from a 2021 baseline year. Taking immediate action on our target, F5 made its first-ever purchase of renewable energy certificates in fiscal year 2022.

By the close of fiscal year 2023, F5 expects to complete its Scope 3 emissions inventory across our value chain in order to issue our complete science-based target for validation by the Science Based Target Initiative (SBTi).
SOCIAL	Employees
As of September 30, 2022, we had 7,089 employees – over 99% of whom were fulltime employees. Our employees are in 46 countries, with 50% of employees in the United States. We continue to provide flexible working opportunities so employees can choose whether to work in an office, remotely, or a blend of the two.
We have experienced no work stoppages in fiscal year 2022 and none of our employees in the United States are represented by a labor union. We believe that our employee relations are in good standing, as evidenced by our bi-annual employee engagement survey results. As of June 2022, our employees reported high satisfaction on several key questions:
•	95% of employees favorably rate “F5 has demonstrated that employee well-being and health is a priority during the coronavirus outbreak.”
•	91% of employees favorably rate “I am proud to work for F5.”
•	91% of employees favorably rate “At F5, employees are treated equally and fairly regardless of their background.”
•	90% of employees favorably rate “F5 has a great culture.”
•	84% of employees favorably rate “I feel a sense of belonging at F5.”
Growth and development
Ongoing growth and development of our entire workforce is supported across multiple learning organizations within F5’s HR, Engineering, Technology Services, Sales, and Legal teams.
Development is prioritized during our quarterly “Learning Days” when employees dedicate time to explore new ideas and through our year-round, customized leadership coaching, mentorship, and sponsorship programs accessible to employees at all levels of experience within the Company.
Our employees also have access to both internally developed and third-party learning resources to improve their technical and professional knowledge, better understand our business and products, strengthen management and leadership, as well as maintain our high standards of business integrity and resilience through mandatory and robust cybersecurity and compliance training.
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Corporate Governance
Compensation and Benefits
F5 offers a competitive Total Rewards package intended to attract, retain, and motivate our employees. Our package includes market-competitive pay, incentive plans, restricted stock unit grants (RSUs), an employee stock purchase plan, retirement plans, healthcare, paid time off, and family leave.
We continue to evaluate and enhance our programs to support the diverse needs of our employees’ overall health and wellbeing. In fiscal year 2022, this included the worldwide renewal of our quarterly “Wellness Weekends,” a paid subscription to a meditation app, and mental health awareness training for all managers and our executive leadership team.
We also made a number of enhancements to ensure equitable employee benefits in the United States in fiscal year 2022. We added Juneteenth as a company holiday, expanded our healthcare travel reimbursement to assist our employees with access to certain covered medical procedures that may be unavailable in their state of residence, increased our fertility and adoption assistance benefits, and removed out-of-network penalties for therapy visits on our medical plans to open up greater access to diverse therapists.
Diversity and Inclusion
F5 believes our differences – when embraced with humility and respect – drive smarter decisions, increased innovation, stronger performance, and a culture where everyone can be themselves and reach their full potential.
Outlined in our strategic framework called “IDEA,” Inclusion, Diversity, Equity and Allyship requires focus and engagement at all levels of the organization and to be embedded into our ways of working.
To increase inclusion at F5, we foster communities through our Employee Inclusion Groups (“EIGs”) – F5 Ability, F5 Appreciates Blackness, F5 Connects Women, F5 Latinx e Hispanos Unidos, F5 Military Veterans, F5 Multicultural and F5 Pride – bringing people together across F5 and around the world. All seven EIGs are led by employees, with a dedicated annual budget and executive sponsor. F5’s EIG leaders partner with the Company’s Diversity & Inclusion team to cultivate personal and professional growth amongst their members. Our EIG leaders’ efforts to build a thriving community of diverse individuals at F5 are recognized through quarterly bonuses.
Our diversity as a company is advanced by the steady increase in our transparency on the actions we take to build a culture of belonging and representation. F5’s progress during fiscal year 2022 is detailed in the second annual F5 Diversity and Inclusion Report available at f5.com under Company — Diversity & Inclusion and in the results of the diverse representation and employee inclusion score metrics for the Company’s executives’ short-term cash incentive program included in the section below entitled 2022 Cash Incentive Award.
To increase equity in opportunities across F5, we hosted our biennial development conference focused on leadership development and targeting our Black and Latino(a) communities within F5. This year’s conference tripled the number of attendees and had a satisfaction rating of 4.6 out of 5. Replays of several of the conference’s speakers are available for public viewing on F5’s YouTube channel.
Allyship is critical to the sustainability of our diversity and inclusion program at F5. We hosted an allyship track at our development conference and launched micro-trainings across our workforce and around the world. Each month, content is made available to the allyship community to deepen their understanding of experiences different from their own and gain new skills to help speak up and be an active participant in creating a more diverse and inclusive F5.
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Corporate Governance
Global Good
F5 Global Good represents the Company’s commitment to community development, in alignment with our employee engagement and diversity and inclusion goals. Together, F5 and its employees donated over $4.6 million to over 3,000 non-profits worldwide in fiscal year 2022.
We are proud that employees direct the entirety of Global Good’s donations, through both the Company matching program and grant selection committees. In fiscal year 2022, more than half of all worldwide employees participated in Global Good programs and volunteered over 7,200 hours in their communities. In addition, F5 employees directed 97% of all Global Good grant funding in fiscal year 2022 to non-profit organizations serving majority Black, Indigenous, People of Color (BIPOC) and underserved communities.
Global Good’s alignment to employee engagement and diversity and inclusion goals earned F5 a 2022 award for our “best-in-class approach and overall impact” by Benevity.
Governance
Below we describe F5’s corporate governance policies and practices that foster effective Board oversight in service of the long-term interests of our shareholders, explain the process for selecting director candidates, and present the 2023 nominees for election to our Board.

Board Leadership
The Company currently separates the roles of Chief Executive Officer and Chairman of the Board. Mr. Locoh-Donou, the President and Chief Executive Officer, is responsible for setting the strategic direction of the Company and for the day-to-day leadership and performance of the Company. Mr. Higginson, the Chairman of the Board, sets the agenda for and presides at Board meetings and coordinates the Board’s communications, with input from Mr. Locoh-Donou and the Company’s senior management team. The Board believes this current structure balances the need for the President and Chief Executive Officer to run the Company on a day-to-day basis with the benefit provided to the Company by Mr. Higginson’s perspective as an independent member of the Board. If the role of Chair were filled by a director who did not qualify as an independent director, the Board would designate a lead independent director.
Committees of the Board
The Board of Directors has standing Audit & Risk Oversight, Talent and Compensation, and Nominating and Environmental, Social and Governance (ESG) Committees (collectively, the “Standing Committees”). Each of the Standing Committees has a charter, copies of which are available on our website at www.f5.com under the “Company — Investor Relations — ESG — Governance Documents” section.
Audit & Risk Oversight Committee
In 2021, F5 formally updated the Audit Committee charter to reflect a broadening of its purview to include oversight of our policies and strategies relating to enterprise risk management and to retitle the Audit Committee the Audit & Risk Oversight Committee (the “Audit Committee”). As described more fully in the Audit & Risk Oversight Committee charter, the functions of the Audit Committee include selecting, evaluating and, if necessary, replacing the Company’s independent registered public accounting firm; reviewing and approving the planned scope, proposed fee arrangements, and results of the annual audit; approving any proposed non-audit services to be provided by the independent registered public accounting firm; overseeing the adequacy of accounting and financial controls; reviewing the independence of the independent registered public accounting firm; overseeing the Company’s financial reporting process; overseeing the Company’s compliance with applicable law; and overseeing, monitoring, and coordinating with regard to the Company’s risk management, including those relating to enterprise risk management (ERM) and cybersecurity. To support the Company’s increased focus on cybersecurity and enterprise resilience, a sub-group of the Audit Committee meets at a minimum quarterly with
Fiscal Year 2022 Proxy Statement	17

Corporate Governance
management, including the Company’s Chief Information Security Officer, Chief Information Officer, Chief Privacy Officer, EVP of Global Services, and the Company’s General Counsel to receive updates on the Company’s cybersecurity posture and operational resilience programs and to provide guidance and oversight on those efforts.

The current Audit Committee members are Messrs. Klein (chair), Dreyer, Montoya, and Shivananda and Mses. Budnik and Myers. The Board of Directors has determined that Mr. Klein and Ms. Myers are “audit committee financial experts” as defined in Item 407 of Regulation S-K. Each current member of the Audit Committee is, and each member of the Audit Committee during fiscal year 2022 was, an independent director as defined by the Nasdaq Listing Rules.

Talent and Compensation Committee
In 2020 (as further revised in 2021), F5 formally updated the Compensation Committee charter to reflect a broadening of its purview beyond executive compensation to include oversight of our policies and strategies relating to talent management and development and to rename the Compensation Committee the “Talent and Compensation Committee” (the “Compensation Committee”). During fiscal 2022, the Compensation Committee reviewed and discussed executive succession planning and talent development. The Compensation Committee conducts an annual review to determine whether the Company’s executive compensation program is meeting the goals and objectives set by the Board of Directors. The Compensation Committee recommends for approval by the Board of Directors the compensation for the Chief Executive Officer and directors, including salaries, incentive compensation levels, and stock awards, and reviews and approves compensation proposals made by the Chief Executive Officer for the other executive officers. The Compensation Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Compensation Committee or of the Board of Directors or to Company officers to perform certain of its duties on its behalf. In fiscal year 2022, the Compensation Committee retained an outside independent compensation consultant, Mercer, to advise the Compensation Committee on executive compensation issues. Mercer provided the Compensation Committee peer and survey group cash and equity compensation data, including base salary, total cash, long-term incentive, and total direct compensation data. Mercer also provided the Compensation Committee with an overview of compensation trends, review of our Compensation Discussion and Analysis, consultation on the makeup of our peer group, and input into ad hoc compensation-related matters over the course of the year. For additional information about the Compensation Committee and the information provided by Mercer to the Compensation Committee, see the description of the Compensation Committee’s activities in the “Executive Compensation — Compensation Discussion and Analysis” section. During fiscal year 2022, Mercer affiliates provided the Company services with respect to general compensation data and benefit administration. The Company has reviewed the services provided by Mercer and its affiliates and has approved the provision of such services. The Company does not believe that such non-compensation services impair Mercer’s ability to provide independent advice to the Compensation Committee or otherwise present a conflict of interest. The aggregate fees paid to Mercer for executive compensation services to the Compensation Committee during fiscal year 2022 were $361,580 and the aggregate fees paid to Mercer and its affiliates for services to the Company with respect to benefit administration during fiscal year 2022 were $229,698.

The current Compensation Committee members are Mses. Buse (chair) and Budnik and Messrs. Higginson, Mehta, and Phillips. Each current member of the Compensation Committee is, and each member of the Compensation Committee during fiscal year 2022 was, an independent director as defined by the Nasdaq Listing Rules.

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Corporate Governance
Nominating and Environmental, Social, and Governance (ESG) Committee
In fiscal year 2022, shareholder feedback influenced our decision to expand the scope of responsibility and charter of our Nominating and Governance Committee to create our Nominating and Environmental, Social, and Governance Committee. F5 formally updated the Nominating and Governance Committee charter to reflect a broadening of its purview to include oversight of and strategic guidance relating to the Company’s social and environmental initiatives and to rename the committee the “Nominating and Environmental, Social, and Governance Committee” (the “Nominating and ESG Committee”). As set forth in the Nominating and ESG Committee Charter, the functions of the Nominating and ESG Committee are to identify new potential Board members, recommend Board nominees, evaluate the Board’s performance, and provide oversight of corporate governance and ethical conduct, as well as oversee the Company’s environmental and social policies, risks, and initiatives.

The current Nominating and ESG Committee members are Messrs. Dreyer (chair), Higginson, Mehta, Montoya, Phillips, and Shivananda and Ms. Buse. Each current member of the Nominating and ESG Committee is, and each member of the Nominating and ESG committee during fiscal year 2022 was, an independent director as defined by the Nasdaq Listing Rules.

Risk Oversight
Assessing and managing risk is the responsibility of the Company’s senior management team. The Board of Directors takes an active role in overseeing the Company’s risk management efforts, coordinating closely with management and the Board’s committees in these efforts. The Audit Committee reviews and monitors the status of the Company’s enterprise risk management posture and processes and the emerging risks for the Company. The Audit Committee reviews and consults at each of its regular quarterly Audit Committee meetings with the Company’s senior management team and the Company’s Vice President of Internal Audit on strategic and operational opportunities, challenges, and risks faced by the Company. As appropriate, the Audit Committee discusses and coordinates regarding certain risks or risk-related matters with the full Board or applicable Board committees. The Company has implemented an enterprise risk management program in consultation with Gartner. Pursuant to this program, the Company performs an annual enterprise risk assessment to identify key strategic, operating, legal and compliance, and financial risks, evaluate the significance of those risks, formulate a risk profile which identified relevant risk levels and management control efforts, and develop action plans to address these key risks. The Company’s senior management team regularly reviews and evaluates these key risks and the effectiveness of the Company’s risk management programs, and reports back to the Audit Committee and the full Board of Directors on a regular basis during the course of the year. In addition, the Audit Committee oversees the Company’s financial and cybersecurity risk exposures, financial reporting, internal controls, and internal information systems, including receiving regular updates from the Company’s Chief Information Security Officer on cyber risks the Company faces. To support the Company’s increased focus on cybersecurity and enterprise resilience, a sub-group of the Audit Committee meets at a minimum quarterly with management, including the Company’s Chief Information Security Officer, Chief Information Officer, Chief Privacy Officer, EVP of Global Services, and the Company’s General Counsel to receive updates on the Company’s cybersecurity posture and operational resilience programs and to provide guidance and oversight on those efforts.

In conjunction with the Company’s enterprise risk assessment, management identifies potential cyber risks associated with the Company’s business, and discusses those risks and risk mitigation efforts as part of its enterprise risk assessment review with the Audit Committee and the full Board. As part of its risk-related responsibilities, the entire Audit Committee receives periodic updates from the Company’s Chief Information Security Officer and Chief Information Officer on cybersecurity related topics, including cyber threats to the Company and the status of the Company’s cybersecurity posture and risk mitigation efforts.
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Corporate Governance
The Compensation Committee oversees the Company’s executive compensation programs, monitors the administration of the Company’s various equity compensation plans, and conducts compensation-related risk assessments.
The Nominating and ESG Committee oversees risks related to the Company’s overall corporate governance profile and ratings; board and committee composition and structure; director independence; and environmental, including climate, social and other governance-related risks.
Each Board committee presents regular reports to the full Board of Directors, including on risk-related matters in its applicable areas of oversight. The Board’s role in risk oversight has not had any effect on the Board’s leadership structure.
Compensation Committee Interlocks and Insider Participation
The following directors served as members of the Compensation Committee during some or all of fiscal year 2022: Mses. Bergeron (chair) and Buse and Messrs. Higginson, Mehta, and Phillips. None of these persons has at any time been an officer or employee of the Company. During fiscal year 2022, none of the Company’s executive officers served as a member of the board of directors or compensation committee of any entity that has had one or more executive officers that served as a member of the Company’s Board of Directors or Compensation Committee.

Related Person Transactions Policy and Procedures
As set forth in the written charter of the Audit Committee of the Board of Directors, any related person transaction involving a Company director or executive officer must be reviewed and approved by the Audit Committee. Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote on the approval or ratification of the transaction. Related persons include any director or executive officer, certain shareholders and any of their “immediate family members” (as defined by SEC regulations). To identify any related person transaction, the Company requires each director and executive officer to complete a questionnaire each year requiring disclosure of any prior or proposed transaction with the Company in which the director, executive officer, or any immediate family member might have an interest. Each director and executive officer is directed to notify the Company’s Executive Vice President and General Counsel of any such transaction that arises during the year, and the Company’s Chief Financial Officer reports to the Audit Committee on a quarterly basis regarding any potential related person transaction. In addition, the Board of Directors determines on an annual basis which directors meet the definition of independent director under the Nasdaq Listing Rules and reviews any director relationship that would potentially interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director. A copy of the Company’s “Policy and Procedures for Approving Related-Person Transactions” is available on our website at www.f5.com under the “Company — Investor Relations — ESG — Governance Documents” section.

Certain Relationships and Related Person Transactions
The Company’s Articles limit the liability of the Company’s directors for monetary damages arising from their conduct as directors, except to the extent otherwise required by the Articles and the Washington Business Corporation Act. The Articles also provide that the Company may indemnify its directors and officers to the fullest extent permitted by Washington law, including in circumstances in which indemnification is otherwise discretionary under Washington law. The Company has entered into indemnification agreements with the Company’s directors and certain officers for the indemnification of, and advancement of expenses to, these persons to the fullest extent permitted by law. The Company also intends to enter into these agreements with the Company’s future directors and certain future officers.

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Corporate Governance
Derivatives Trading and Hedging Policy
The Company considers it improper and inappropriate for any employee, officer, or director of the Company to engage in short-term or speculative transactions in the Company’s securities. It therefore is the Company’s policy that directors, officers, and other employees, and their family members, may not engage in any of the following transactions:

•	Short Sales. Short sales of the Company’s securities.
•	Publicly Traded Options. Buying or selling Company options including puts, calls, or other derivative securities.
•	Hedging Transactions. Hedging transactions, including but not limited to zero-cost collars and forward sale contracts.
•
Margin Accounts and Pledges. Holding Company securities in margin accounts and/or pledging Company securities as collateral. The Company may on occasion provide limited exceptions to this prohibition such as where someone other than an executive officer or director wishes to pledge Company securities as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities.

This policy is set forth in the Company’s “Insider Trading Policy,” which may be found under the “Company — Investor Relations — ESG — Governance Documents” section of our website, www.f5.com.
Code of Ethics for Senior Financial Officers
We have adopted a Code of Ethics for Senior Financial Officers that applies to certain of our senior officers, including our Chief Executive Officer and Chief Financial Officer. The Code of Ethics for Senior Financial Officers is posted under the “Company — Investor Relations — ESG — Governance Documents” section of the Company’s website, www.f5.com. A copy of the Code of Ethics may be obtained without charge by written request to the Company’s Corporate Secretary. We also have a separate Code of Conduct that applies to all of the Company’s employees, which may also be found under the “Company — Investor Relations — ESG — Governance Documents” section of our website.

Meetings of the Board of Directors and Standing Committees; Attendance at Annual Meeting
The Company’s Board of Directors met or acted by unanimous written consent 8 times during fiscal year 2022. The outside directors met 2 times during fiscal year 2022, with no members of management present. The Audit Committee met 5 times and the Compensation Committee met 9 times. During fiscal year 2022, the Nominating and ESG Committee met 6 times. Each member of the Board of Directors attended 75% or more of the aggregate of the Board of Directors meetings and the meetings of the committees on which the director served during fiscal year 2022. All directors are also expected to attend the Company’s Annual Meetings of shareholders. All directors attended the Company’s Annual Meeting of Shareholders for fiscal year 2021 except Mr. Mehta.

Fiscal Year 2022 Proxy Statement	21

Board of Directors
The Board of Directors of the Company currently consists of twelve (12) directors. Ms. Bergeron will not stand for re-election to the Board. The Board of Directors has nominated the following eleven (11) directors for election to the Board of Directors at the Annual Meeting:
Name	Director Since
Marianne N. Budnik	October 2022
Elizabeth L. Buse	September 2020
Michael L. Dreyer	October 2012
Alan J. Higginson	May 1996
Peter S. Klein	March 2015
François Locoh-Donou	April 2017
Nikhil Mehta	January 2019
Michael F. Montoya	June 2021
Marie E. Myers	January 2019
James M. Phillips	January 2022
Sripada Shivananda	April 2020
All directors or their respective successors will stand for election on an annual basis. The nominees have consented to serve as directors of the Company if elected. If a nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for a substitute nominee as the Company may designate.
Director Independence
The Nasdaq Listing Rules require that a majority of the Company’s directors be “independent,” as defined by Nasdaq Listing Rule 5605(a)(2) and determined by the Board of Directors. The Board of Directors consults with the Company’s legal counsel to ensure that the Board of Directors’ determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent.” After a review of relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent registered public accounting firm, the Board of Directors determined that the following directors and nominees were independent: Sandra E. Bergeron, Marianne N. Budnik, Elizabeth L. Buse, Michael L. Dreyer, Alan J. Higginson, Peter S. Klein, Nikhil Mehta, Michael F. Montoya, Marie E. Myers, James M. Phillips and Sripada Shivananda. François Locoh-Donou is not considered independent because he is the Company’s President and Chief Executive Officer.

Stock Ownership Guidelines for Directors
In October 2010, the Board of Directors adopted stock ownership guidelines for the Company’s directors and executive officers. Directors are required to own shares of Common Stock equal in value to five times the directors’ annual cash retainer. Directors are required to achieve this ownership level within three years of joining the Board. Shares of Common Stock that count toward satisfaction of the guidelines include shares purchased on the open market, shares obtained through stock option exercises, shares obtained through grants of Restricted Stock Units (RSUs), and shares beneficially owned in a trust, by a spouse and/or minor children. Shares owned by directors are valued at the greater of (i) the price at the time of acquisition/purchase or (ii) the current market value.

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Board of Directors
Nominees and Continuing Directors	The following individuals have been nominated for election to the Board of Directors or will continue to serve on the Board of Directors after the Annual Meeting:
François Locoh-Donou Age: 51 Director Since: 4/2017
François Locoh-Donou has served as our President, Chief Executive Officer, and a director since April 2017. Prior to joining us, Mr. Locoh-Donou served as Chief Operating Officer at Ciena, a network strategy and technology company, from November 2015 to January 2017 and as Senior Vice President, Global Products Group, from August 2011 to November 2015. Mr. Locoh-Donou serves as a director of Capital One Financial Corporation, a publicly held bank holding company specializing in credit cards, auto loans, banking, and savings accounts, and is also the Co-Founder and Chairman of Cajou Espoir, a social enterprise focused on cashew-processing that employs several hundred people in rural Togo, 80 percent of whom are women. Mr. Locoh-Donou holds an engineering degree from École Centrale de Marseille and a Masters in Sciences from Télécom ParisTech in France, and an M.B.A. from the Stanford Graduate School of Business.

 Mr. Locoh-Donou brings nearly two decades of enterprise technology experience building a wide range of products, teams, and operations around the world. He has held numerous successive leadership positions prior to joining the Company, including Vice President and General Manager, EMEA; Vice President, International Sales; and Vice President, Marketing. He brings multidisciplinary and multinational experience, ranging from product development to operations to sales. He is the sole member of management on the Board of Directors and serves a critical role in the communication between the Board of Directors and the Company’s senior management team.

Alan J. Higginson Age: 75 Director Since: 5/1996
Alan J. Higginson has served as Chair of the Board since April 2004 (with the exception of the period of July 1, 2015 to December 13, 2015 when he served as our Lead Independent Director), and as one of our directors since May 1996. Mr. Higginson served as Chairman of Hubspan, Inc., an e-business infrastructure provider, from September 2009 to March 2012. He served as President and Chief Executive Officer of Hubspan from August 2001 to September 2007. From November 1995 to November 1998, Mr. Higginson served as President of Atrieva Corporation, a provider of advanced data backup and retrieval technology.

Mr. Higginson also served as a director of Pivot3, Inc., a privately held company that develops and markets automated hyperconverged infrastructure solutions, from December 2011 to February 2020. Mr. Higginson also served as a director of adeptCloud Inc., a privately held company that provides cloud-based collaboration services, and Clarity Health Services, a privately held company that provides web-based health care coordination services. Mr. Higginson holds a B.S. in Commerce and an M.B.A. from Santa Clara University.

 Mr. Higginson has over 30 years of experience as a senior executive in a wide range of both public and private software and other technology companies. His experience includes leading worldwide sales organizations and the management of international joint ventures and distribution channels. He has also been active in a number of software and technology industry associations, and as an advisor to early-stage technology companies. Mr. Higginson joined our Board of Directors shortly after the Company was founded. His deep understanding of the Company’s historical and current business strategies, objectives and technologies and provides an important and insightful perspective for our Board of Directors, as well as our senior management.

Fiscal Year 2022 Proxy Statement	23

Board of Directors
Marianne N. Budnik Age: 54 Director Since: 10/2022
Marianne N. Budnik has served as one of our directors since October 2022. Ms. Budnik currently serves as Chief Marketing Officer for Talon Cyber Security, a privately held provider of cybersecurity solutions for the distributed workforce. She also serves on the board of Cerence, Inc., a publicly traded provider of artificial intelligence powered assistants for connected autonomous vehicles. From December 2020 through March 2022, Ms. Budnik served as Chief Marketing Officer for CrowdStrike Holdings, Inc., a publicly traded cybersecurity technology company. Prior to that time, Ms. Budnik served as Chief Marketing Officer for CyberArk Software, Ltd., a publicly traded information security technology company, from May 2017 through December 2020. Her previous experience includes leadership roles with SimpliVity, Acme Packet, CA Technologies, and EMC Corporation. Ms. Budnik holds an M.B.A. from Boston University and a B.S. from Babson College.

 Ms. Budnik’s extensive experience as a Chief Marketing Officer in the cybersecurity industry brings a valuable perspective on best practices and solutions. Ms. Budnik’s cybersecurity expertise combined with her extensive experience in marketing makes her well qualified to serve on our Board of Directors.

Elizabeth L. Buse Age: 61 Director Since: 9/2020
Elizabeth L. Buse has served as one of our directors since September 2020. Ms. Buse served as Co-Chief Executive Officer and Chief Executive Officer of Monitise, PLC, a publicly traded financial services technology company, from June 2014 through October 2015. Prior to that time, Ms. Buse served as Executive Vice President of Global Services with Visa, Inc., a publicly traded leading global payments technology company. Ms. Buse held various other senior leadership positions at Visa during her 16-year tenure there, including Group President for Asia-Pacific, Central Europe, Middle East, and Africa. Ms. Buse has served on the Board of Directors of U.S. Bancorp, a publicly traded bank holding company, since June 2018. She also served on the Board of Directors of eNett International, a privately held payment services company specializing in B2B international payment solutions, from March 2016 until June 2019, and Travelport Worldwide Limited, a publicly traded travel technology company, from September 2014 until June 2019. Ms. Buse holds a B.A. in Spanish Linguistics from UCLA and an M.B.A. from University of California – Berkeley, Haas School of Business.

 Ms. Buse has extensive experience in the financial services industry. She brings to our Board of Directors insights regarding the financial services industry globally and provides a valuable perspective on best practices and solutions. Ms. Buse’s financial services and technology expertise combined with her background as a Chief Executive Officer in the financial services industry makes her well qualified to serve on our Board of Directors.

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Board of Directors
Michael L. Dreyer Age: 59 Director Since: 10/2012
Michael L. Dreyer has served as one of our directors since October 2012. Mr. Dreyer retired in 2019 as Chief Operations Officer for Silicon Valley Bank, a high-tech commercial bank, and prior to that served as Chief Operating Officer at Monitise, a technology leader in mobile banking. Before joining Monitise, he was the Chief Information Officer at Visa Inc. from July 2005 to March 2014, where he was responsible for the company’s systems and technology platforms. Before the formation of Visa Inc., he was Chief Information Officer of Inovant, where he oversaw the development and management of Visa’s global systems technology. Previously, Mr. Dreyer held executive positions at VISA USA as Senior Vice President of processing and emerging products, and Senior Vice President of commercial solutions. He also held senior positions at American Express, Prime Financial, Inc., Federal Deposit Insurance Corporation, Downey Savings, Bank of America, and the Fairmont Hotel Management Company. From October 2018 to August 2022, Mr. Dreyer served as a Director of Deep Labs, Inc., a private company specializing in artificial intelligence and machine learning. Mr. Dreyer currently serves as a Director of Coherent Corporation (formerly II-VI Incorporated), a publicly held company that supplies engineered materials, optoelectronic components and optical systems solutions that acquired Finisar in 2019 (previous board). Mr. Dreyer received an M.B.A. and a B.S. in psychology from Washington State University.

 Mr. Dreyer has extensive experience as an information technology executive. He brings to our Board of Directors valuable insights regarding data center operations and the role of our technology in the data center, as well as an understanding of data traffic management technologies, data security, and other networking technology trends. Mr. Dreyer’s information technology and data management expertise combined with his background as a senior executive in the financial industry make him well qualified to serve on our Board of Directors.

Peter S. Klein Age: 60 Director Since: 3/2015
Peter S. Klein has served as one of our directors since March 2015. Mr. Klein has 25 years of experience as a senior finance executive. He served as Chief Financial Officer of WME, a global leader in sports and entertainment marketing, from January 2014 until June 2014. Prior to that, he served as Chief Financial Officer of Microsoft Corporation from November 2009 until May 2013. Mr. Klein spent over 11 years at Microsoft, including roles as Chief Financial Officer of Server and Tools and Chief Financial Officer of Microsoft Business Division. From 1990 until 2002, Mr. Klein held senior finance roles with McCaw Cellular Communications, Orca Bay Capital, Asta Networks and Homegrocer.com. He currently serves on the Board of Directors of Denali Therapeutics, a publicly traded biotechnology company, Accolade, a publicly traded health care technology and services company, Sarcos Technology and Robotics Corp., a publicly traded robotics and microelectromechanical company, and Joshua Green Corporation, a privately held investment company. He previously served on the Board of Directors of Apptio Inc., a publicly traded software company, from October 2013 through January 2019. Mr. Klein holds a B.A. from Yale University and an M.B.A. from the University of Washington.

 Mr. Klein’s extensive experience as a finance executive in a variety of technology companies, including experience as the Chief Financial Officer of the world’s largest software company, and experience managing the finance function for significant enterprises with diverse operating models, bring important and valuable perspectives to our Board of Directors. His experience as a public company chief financial officer qualifies him as an “audit committee financial expert” as defined in Item 407 of Regulation S-K.

Fiscal Year 2022 Proxy Statement	25

Board of Directors
Nikhil Mehta Age: 45 Director Since: 1/2019
Nikhil Mehta has served as one of our directors since January 2019. Mr. Mehta has been the Chief Executive Officer of Gainsight, Inc., a leading Customer Success Software-as-a-Service (“SaaS”) platform provider since February 2013. Prior to joining Gainsight, he served as Chief Executive Officer of LiveOffice, which was acquired by Symantec in January 2012. Before joining LiveOffice, Mr. Mehta served in several product management and engineering leadership roles at Symantec. Mr. Mehta has served on the Board of Directors of Lead Edge Growth Opportunities, Ltd., a publicly traded blank check company focused on technology businesses, since March 2021. Mr. Mehta holds a B.A. in biochemistry from Harvard University and an M.S. in computer science from Harvard Graduate School of Arts and Sciences.

 Mr. Mehta has extensive experience as an executive at leading SaaS companies. His insights regarding SaaS and related technology combined with his background serving as a Chief Executive Officer make him well qualified to serve on our Board of Directors.

Michael F. Montoya Age: 51 Director Since: 6/2021
Michael F. Montoya joined the Board in June 2021. Mr. Montoya has served as the Chief Information Security Officer of Equinix, Inc., a global interconnection and data center company, since October 2019. Prior to joining Equinix, he served as Senior Vice President and Chief Information Security Officer of Digital Realty Trust, Inc. from September 2018 through September 2019. Before joining Digital Realty Trust, Inc., Mr. Montoya served as Chief Security Advisor for Microsoft Singapore from August 2016 through September 2018, where he was responsible for the Asia region and incident response, security services, and security revenue. Prior to Microsoft, Mr. Montoya served as Vice President, Cloud Security for FireEye Singapore, responsible for Asia services and global cloud security operations. Mr. Montoya has served on the Board of Directors of Temasek Holdings Ltd., a private investment company, since August 2022. Mr. Montoya holds a B.A. in economics from The University of New Mexico.

 Mr. Montoya’s extensive experience as an information security executive provides a valuable perspective on best practices and solutions. His insights regarding cybersecurity combined with his background serving as a Chief Information Security Officer make him well qualified to serve on our Board of Directors.

Marie E. Myers Age: 54 Director Since: 1/2019
Marie E. Myers has served as one of our directors since January 2019. Ms. Myers has served as the Chief Financial Officer with HP, Inc., a multinational technology company, since February 2021, where she previously served as Chief Transformation Officer from January 2020 through February 2021. Prior to that, Ms. Myers served as the Chief Financial Officer of UiPath, Inc., a robotic process automation company, from January 2019 through December 2019. Before joining UiPath, Ms. Myers served as HP’s Global Controller from November 2015 to December 2018, and HP’s Vice President of Finance for the Personal Systems Group, Americas between May 2012 and October 2015. She currently serves on the Board of Directors for KLA Corp., a publicly traded capital equipment company specializing in process control and yield management systems. Ms. Myers holds a Bachelor of Arts degree and a Bachelor of Economics degree from University of Queensland and a Master’s in Business Administration with a focus in marketing and finance from the University of St. Thomas.

 Ms. Myers’ extensive experience as a finance executive for a multinational technology company, particularly in technology and financial operations functions, brings an important and valuable perspective to our Board of Directors. Her experience as a public company finance executive qualifies her as an “audit committee financial expert” as defined in Item 407 of Regulation S-K.

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Board of Directors
James M. Phillips Age: 56 Director Since: 1/2022
James M. Phillips has served as one of our directors since January 2022. Mr. Phillips currently serves as Strategic Director of Madrona Venture Group, a venture capital firm focused on the technology startup space. From February 2020 through April 2022, Mr. Phillips served as the President of Microsoft’s Digital Transformation Platform Group, a product development organization, where he previously served as a Corporate Vice President from 2012 to 2020 after joining Microsoft as a strategy advisor to the President of Microsoft’s Cloud and Enterprise division. Prior to joining Microsoft, Mr. Phillips co-founded and served as CEO of multiple software companies as well as holding engineering, product management, corporate development and marketing leadership roles at Intel, VMware, and Synopsys. Mr. Phillips holds a B.S. in mathematics from Louisiana State University and earned his M.B.A. with honors from the University of Chicago Booth School of Business.

 Mr. Phillips’ deep technology expertise and experience leading digital transformation initiatives brings an important and valuable perspective to F5. His insights regarding business applications and services combined with his background in engineering, product management, corporate development, and capital markets make him well qualified to serve on our Board of Directors.

Sripada Shivananda Age: 50 Director Since: 4/2020
Sripada Shivananda has served as one of our directors since April 2020. Mr. Shivananda joined PayPal Holdings, Inc., a publicly traded financial technology company and global leader in digital payment technologies, in June 2015 as Vice President, Global Platform and Infrastructure and currently serves as Executive Vice President and Chief Technology Officer as of March 2021. Prior to joining PayPal, he served as Vice President, Global Platform and Infrastructure of eBay, Inc., a publicly traded global ecommerce company, from November 2013 to June 2015, and prior to that he served in other positions during his 14-year tenure with eBay. Mr. Shivananda holds a Bachelor of Technology in mechanical engineering from Jawaharlal Nehru Technology University and a Master of Science in mechanical engineering from Ohio University, Russ College of Engineering.

 Mr. Shivananda’s extensive experience as a technology executive brings insights regarding product, technology, infrastructure, and cybersecurity and provides a valuable perspective on best practices and solutions. Mr. Shivananda’s technology expertise combined with his extensive experience managing the technology for publicly traded technology companies makes him well qualified to serve on our Board of Directors.

There are no family relationships among any of the Company’s directors or executive officers. None of the corporations or other organizations referred to in the biographical information set forth above is a parent, subsidiary, or other affiliate of the Company.
Director Nomination
Criteria for Nomination to the Board of Directors. The Nominating and ESG Committee considers the appropriate balance of experience, skills, and characteristics required of the Board of Directors, and seeks to ensure that at least a majority of the directors are independent under the Nasdaq Listing Rules, that members of the Company’s Audit Committee meet the financial literacy requirements under the Nasdaq Listing Rules and that at least one of them qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission (the SEC). Nominees for director are selected on the basis of, among other things, their depth and breadth of experience, integrity, diversity, ability to work effectively as part of a team, understanding of the Company’s business environment, and willingness to devote adequate time to Board duties.

Fiscal Year 2022 Proxy Statement	27

Board of Directors
In evaluating director candidates, regardless of the source of the nomination, the Nominating and ESG Committee will consider, in accordance with its Charter and the Company’s Corporate Governance Guidelines, the composition of the Board as a whole, the requisite characteristics (including independence, diversity, skills, and experience) of each candidate, and the performance and continued tenure of incumbent Board members. With respect to diversity, we broadly construe diversity to mean not only diversity of race, gender, sexual orientation, and ethnicity, but also diversity of geography, culture, opinions, perspectives, and professional and personal experiences. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law. The Board believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge, and abilities that will allow the Board to fulfill its responsibilities. The Board therefore considers diversity in identifying nominees for director but does not have a separate policy directed toward diversity.
Process for Identifying and Evaluating Nominees. The process for identifying and evaluating nominees to fill vacancies on the Board of Directors is initiated by conducting an assessment of critical Company and Board needs, based on the present and future strategic objectives of the Company and the specific skills required for the Board as a whole and for each Board Committee. A third-party search firm is generally used by the Nominating and ESG Committee to identify qualified candidates. These candidates are evaluated by the Nominating and ESG Committee by reviewing the critical needs assessment, the candidates’ biographical information and qualifications, and checking the candidates’ references.
Serious candidates meet with all members of the Board and as many of the Company’s executive officers as practical. Using the input from such interviews and the information obtained from and recommendation provided by the Nominating and ESG Committee, the full Board determines whether to appoint or nominate, as the case may be, a candidate to the Board.
The Nominating and ESG Committee will evaluate the skills and experience of existing Board members against the Company’s critical needs assessment in making recommendations for nomination by the full Board of candidates for election by the shareholders. The nominees to the Board of Directors described in this Proxy Statement were approved by the Company’s directors. Ms. Budnik was appointed to the Board on October 7, 2022 and was recommended by a third-party search firm the Nominating and ESG Committee retained at the expense of the Company. The third-party search firm was provided guidance as to the skills, experience, and other characteristics the Nominating and ESG Committee was seeking in potential candidates and was specifically requested to include diverse candidates in the search. The third-party search firm identified a number of potential candidates, including Ms. Budnik, and prepared background materials on these candidates, which were provided to the members of the Nominating and ESG Committee for their review. The third-party search firm interviewed those candidates whom the Nominating and ESG Committee determined merited further consideration and assisted in arranging interviews of selected candidates with members of the Nominating and ESG Committee, other members of the Board of Directors, and certain of the Company’s executive officers. The third-party search firm also completed reference checks on the candidates.
The Nominating and ESG Committee expects that a similar process will be used to evaluate nominees recommended by shareholders.
Shareholder Recommendations and Nominations—Proxy access candidates. The Company’s Bylaws permit a shareholder or group of up to 20 shareholders, owning 3% or more of the Company’s outstanding common stock continuously for at least three years, to nominate and include in the Company’s proxy materials director nominees constituting up to two directors or 20% of the Board, whichever is greater, provided that the shareholder(s) and the nominee(s) satisfy the requirements specified in the Company’s Bylaws. A nominating shareholder is required to provide appropriate written notice of that shareholder’s intent to make the nomination to the Secretary of the Company not less than 120 days nor earlier than 150 days before the first anniversary of the
28	Fiscal Year 2022 Proxy Statement

Board of Directors
date that the Company sent out its Proxy Statement for the prior year’s Annual Meeting of Shareholders. In order to be considered timely for the 2023 Annual Meeting, appropriate notice of the nomination must be received by the Secretary of the Company on or after August 28, 2023 and on or before September 27, 2023. Nominating shareholders and nominees must satisfy the notice, information, and consent requirements set forth in the Company’s Bylaws.
The Nominating and ESG Committee will consider written proposals from shareholders for nominees for director. Any such nominations should be submitted to the Nominating and ESG Committee c/o the Corporate Secretary and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected); (b) the name(s) and address(es) of the shareholder(s) making the nomination and the number of shares of Common Stock that are owned beneficially and of record by such shareholder(s); (c) appropriate biographical information and a statement as to the qualification of the nominee; and (d) any other applicable information required by the Bylaws of the Company or otherwise reasonably requested by the Company. Such nominations should be submitted in the timeframe regarding nominations described in the Bylaws of the Company and under the caption “Shareholder Proposals for the Annual Meeting for Fiscal Year 2023” below.
Communications with Directors
Shareholders who wish to communicate with our directors may do so by contacting them c/o Corporate Secretary, F5, Inc., 801 Fifth Avenue, Seattle, Washington 98104. As set forth in the Company’s Corporate Governance Guidelines, a copy of which may be found under the “Company — Investor Relations — ESG — Governance Documents” section of our website, www.f5.com, these communications will be forwarded by the Corporate Secretary to a Board member, Board committee or the full Board of Directors, as appropriate.

Compensation of Directors
Prior to each Annual Meeting of Shareholders, the Compensation Committee reviews with its compensation consultant the appropriate level and form of compensation for non-employee directors and makes recommendations to the Board of Directors. In making non-employee director compensation recommendations, the Compensation Committee takes various factors into consideration, including the compensation consultant’s review of the equity award and cash retainer elements of non-employee director compensation in terms of practice and pay level with respect to both the Company and companies comprising the same peer group used by the Compensation Committee in connection with its review of executive compensation, market trends, and the emphasis on equity to support alignment with shareholders. The Compensation Committee did not recommend any changes to non-employee director compensation based on its review and the Board of Directors made no changes to the director compensation level for fiscal year 2022. The Board of Directors approves all equity awards to be granted to non-employee directors on the date of the Annual Meeting of Shareholders as well as the amount of the annual cash retainer, paid in quarterly installments.

The table below summarizes the compensation paid by the Company to non-employee directors for the fiscal year ended September 30, 2022.
Fiscal Year 2022 Proxy Statement	29

Director Compensation for Fiscal Year 2022
Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	Total ($)
Sandra E. Bergeron	97,500	250,037	347,537
Elizabeth L. Buse	92,500	250,037	342,537
Michael L. Dreyer	105,000	250,037	355,037
Alan J. Higginson	185,000	250,037	435,037
Peter S. Klein	100,000	250,037	350,037
Nikhil Mehta	85,000	250,037	335,037
Michael F. Montoya	87,014	250,037	337,051
Marie E. Myers	80,000	250,037	330,037
James M. Phillips	60,583	294,112	354,695
Sripada Shivananda	92,500	250,037	342,537
1.
François Locoh-Donou, the Company’s President and Chief Executive officer, is not included in this table as he is an employee of the Company and thus receives no compensation for his services as a director. In addition, Marianne N. Budnik did not join the Board until after (i.e., on October 7, 2022) the completion of the Company’s fiscal year 2022.

2.
Represents the aggregate annual retainers, Board of Directors chair retainer, committee chair retainers, and member committee fees. Non-employee directors of the Company are currently paid $60,000 annually for their services as members of the Board of Directors. The Chair of the Board of Directors receives an additional $100,000 paid annually. Chairs of the Audit, Compensation, and Nominating and ESG Committees receive an additional $20,000, $12,500, and $12,500, respectively, annually. In addition, the members of the Audit, Compensation, and Nominating and ESG Committees (including the Committee chairs) are paid annual payments of $20,000, $12,500, and $12,500 respectively. Directors receive cash fees in quarterly installments. Mr. Phillips was appointed to the Board of Directors on January 5, 2022, at which time Mr. Phillips also became a member of the Nominating and ESG Committee. Messrs. Montoya and Phillips became members of an additional committee on March 10, 2022. The following table provides a breakdown of fees earned or paid in cash:

30	Fiscal Year 2022 Proxy Statement

Director Compensation for Fiscal Year 2022
Name	Annual Retainers ($)	Board and Committee Chair Fees ($)	Member Committee Fees ($)	Total ($)
Sandra E. Bergeron	60,000	12,500	25,000	97,500
Elizabeth L. Buse	60,000	0	32,500	92,500
Michael L. Dreyer	60,000	12,500	32,500	105,000
Alan J. Higginson	60,000	100,000	25,000	185,000
Peter S. Klein	60,000	20,000	20,000	100,000
Nikhil Mehta	60,000	0	25,000	85,000
Michael F. Montoya	60,000	0	27,014	87,014
Marie E. Myers	60,000	0	20,000	80,000
James M. Phillips	44,333	0	16,250	60,583
Sripada Shivananda	60,000	0	32,500	92,500
3.
This column represents the aggregate grant date fair value of restricted stock units (RSUs) granted to directors in the applicable year computed in accordance with ASC Topic 718 and determined as of the grant date. The amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information, please refer to note 1 in our financial statements, “Summary of Significant Accounting Policies — Stock-based Compensation,” included in our Annual Report to Shareholders on Form 10-K for the year ended September 30, 2022. On March 10, 2022, the Board of Directors approved the recommendations of the Compensation Committee that each non-employee director receive a grant on March 10, 2022 of RSUs representing the right to receive 1,272 shares of Common Stock under the F5, Inc. Incentive Plan (with a grant date fair value of $250,037 in accordance with ASC Topic 718), which will fully vest on March 8, 2023 if the non-employee director continues to serve as a director on that date. On January 21, 2022, the Board of Directors approved the recommendations of the Compensation Committee that Mr. Phillips receive in connection with his appointment to the board a grant on February 1, 2022 of RSUs representing the right to receive 214 shares of Common Stock under the F5, Inc. Incentive Plan (with a grant date fair value of $44,075 in accordance with ASC Topic 718), which fully vested on March 9, 2022. As of September 30, 2022, the 1,272 RSUs awarded to each non-employee director were the only RSUs held by each such director, and they were not yet vested.

Compensation Risk Assessment
The Compensation Committee and Company management have reviewed the Company’s compensation plans and programs and have concluded that none of these plans or programs is reasonably likely to have a material adverse effect on the Company. In making this evaluation, the Compensation Committee reviewed the key elements of each of the Company’s compensation programs and the means by which any potential risks are mitigated, including through various elements in the Company’s enterprise risk management program.

The Company’s compensation programs include a mix of base salary, cash incentive compensation, and long-term equity compensation. We structure our compensation program for executive officers to consist of both fixed and variable components. The fixed (or base salary) component of our compensation programs is designed to provide income independent of our stock price performance so that executive officers will not focus exclusively on stock price performance to the detriment of other important business metrics. The variable (cash bonus and equity) components of our compensation programs are designed to reward both short-term and long-term company performance, which we believe discourages our executive officers from taking actions that focus only on our short-term success and helps align our employees with our shareholders and on our longer-term success.
Fiscal Year 2022 Proxy Statement	31

Director Compensation for Fiscal Year 2022
We maintain internal controls over the measurement and calculation of financial information, which are designed to prevent this information from being manipulated by any employee, including our executive officers. Our employees, including executive officers, are required to comply with our Code of Conduct, which covers, among other things, accuracy in keeping financial and business records. As discussed more thoroughly below, the Company also has a Clawback Policy to recoup performance compensation in the event the Company restates its reported financial results to correct a material accounting error on an interim or annual financial statement included in a report on Form 10-Q or 10-K due to material noncompliance with a financial reporting requirement.
The Compensation Committee approves the overall annual equity pool based upon annual target levels and approves each equity award at the time of grant. We believe that this helps ensure we grant equity compensation appropriately and in a sustainable manner.
The annual cash incentive compensation for the executive officers includes both revenue and earnings before interest, taxes, depreciation and amortization (EBITDA) targets, as well as targets for Diversity and Inclusion (D&I) metrics. These targets are intended to ensure that the executive officers appropriately manage operating risks, avoid excessive risk-taking, and maintain the Company’s gross margin and operating margin targets while growing our revenue base, as well work to make F5 a diverse and inclusive organization. The revenue and EBITDA targets are also used for setting the pool for cash incentive compensation (MBOs) for all Company employees. In addition, in fiscal year 2018, the Compensation Committee approved additional performance targets for performance-based equity awards for the executive officers and extended the vesting period from quarterly vesting to annual vesting to further differentiate between short-term incentive compensation and longer-term incentive compensation. These changes were intended to provide additional differentiated metrics from the short-term cash incentive program and are focused on factors creating shareholder value over a longer time horizon, thereby generating further incentives for longer-term value creation. The longer-term vesting period also further mitigates excessive risk taking and the addition of a relative total shareholder return metric ties the incentive compensation of the executives directly to shareholder performance. As part of our equity policies, we prohibit hedging and pledging transactions involving our securities so that our executive officers and other employees cannot insulate themselves from the effects of poor stock price performance.
Compensation Committee Report
The Compensation Committee has reviewed and discussed with management the Company’s “Compensation Discussion and Analysis.” Based on this review and discussions, the Compensation Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in this Proxy Statement and the Company’s Annual Report to Shareholders on Form 10-K for the fiscal year ended September 30, 2022.

Members of the Compensation Committee:
Sandra E. Bergeron, Chair through January 19, 2023
Elizabeth L. Buse, Chair beginning January 20, 2023
Alan J. Higginson
Nikhil Mehta
James M. Phillips
32	Fiscal Year 2022 Proxy Statement

Executive Compensation
Compensation Discussion and Analysis	Introduction This Compensation Discussion and Analysis provides information about the compensation program for our named executive officers (NEOs) in fiscal year 2022:
•	François Locoh-Donou, President and Chief Executive Officer
•	Frank Pelzer, Executive Vice President and Chief Financial Officer
•	Tom Fountain, Executive Vice President of Global Services and Chief Strategy Officer
•	Kara Sprague, Executive Vice President and Chief Product Officer
•	Chad Whalen, Executive Vice President of Worldwide Sales
Similar to the majority of its peers as well as its customers, the Company is in the midst of a digital transformation. The Company is pursuing a growth strategy with a focus on transforming the business to a software and SaaS driven business supporting new application security and delivery models and enabling the Company to realize its vision for adaptive applications. In setting the compensation for the NEOs for fiscal year 2022, the Talent and Compensation Committee of the Company’s Board of Directors (the “Committee”) adopted policies and targets aligned with the strategic direction of the Company as executive leadership strives to drive the Company to be the leader in multi-cloud application services while building long-term shareholder value.
The ongoing supply chain challenges triggered by the global COVID-19 pandemic continued to have an impact on our results of operations for the fiscal year ended September 30, 2022. Uncertainty associated with the pandemic, the war in the Ukraine, as well as their impacts on the global supply chain could affect our future results. Despite these uncertainties, we maintained the basic structure of our performance metrics for our long-term performance-based equity incentives and short-term cash incentive compensation in fiscal year 2022 with the addition of the D&I metric as mentioned below.
Fiscal Year 2022 Proxy Statement	33

Executive Compensation
Factors to Consider
FISCAL YEAR 2022 Performance Highlights	Annual revenue $2.7 BILLION	Cash flow from operations $443 MILLION	GAAP net income $322 MILLION
	Annual revenue growth 4%	Annual GAAP software revenue growth 33%	Cash returned to shareholders through share repurchases $500 MILLION
Awards and Company Recognition	Forbes The Culture 50 Champions: F5 CEO François Locoh-Donou	Puget Sound Business Journal Power 100: F5 CEO François Locoh-Donou	Eight company employees were included in CRN’s 2022 Women of the Channel
	Certified via Great Place to Work: F5 U.S. and India	F5 named in the Top 10 in the Computer Services sector for America’s Most JUST Companies, by JUST Capital	2022 Bestie Award, Benevity Corporate Goodness Awards: F5

updates to the compensation program for fiscal year 2023
The Company surpassed a large milestone in its transformation in fiscal year 2022 with greater than 50% of its product revenues coming from software. In recognition of this significant transformation of its business to be software and SaaS led as well as recognizing investor sentiment regarding the prior inclusion of the software growth metric and renewed focus on profitability in the current macroenvironment, for fiscal year 2023, we replaced the software revenue growth performance metric in our long-term incentive program with an Earnings Per Share (EPS) metric.

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Executive Compensation
updates to the compensation program for fiscal year 2022
The Committee with the assistance of its independent compensation consultant continues to monitor and evaluate the Company’s compensation practices for its executive officers and has implemented three significant changes for fiscal year 2022.

•
As described above in “Corporate Governance - Social - Diversity and Inclusion”, the Company believes our differences—when embraced with humility and respect—drive smarter decisions, increased innovation, stronger performance, and a culture where all employees can be themselves and reach their full potential. To continue to make F5 a more diverse and inclusive place to work, and in alignment with the Company’s commitments to its ESG initiatives, the Committee therefore included quantitative diversity and inclusion metrics as part of its executive officers’ fiscal year 2022 annual cash incentive program. The diversity and inclusion metrics together comprise 10% of the target annual cash incentive program award. The diversity metric corresponds with the Company’s initiative of increasing diverse employee representation of the following communities and is based on driving percentage growth targets in fiscal year 2022 compared to fiscal year 2021 including increasing our Black representation by 26% and Latino(a) representation by 11% in the United States and increasing our female representation by 8% globally. The inclusion metric is based on a belonging engagement survey score.

•
To reflect a greater emphasis on pay for performance, for fiscal year 2022, we have increased the performance-based portion of our Chief Executive Officer’s target equity award from 50% to 60%. 60% of our Chief Executive Officer’s equity award will be subject to the Company achieving specified performance targets over a three-year period, as explained in more detail below.

•
Beginning with equity awards granted in fiscal year 2022, executive officers will be required to hold shares earned as a result of equity award vesting (after payment of withholding taxes) for at least one year after vesting even if the executive officers have already met the stock ownership and stock holding guidelines. The Company’s existing stock ownership and stock holding guidelines promote a long-term perspective in managing the business, further align the interests of executive officers and the Company’s shareholders and reduce any incentive for excessive short-term risk taking.

The Committee intends to continue to monitor, evaluate and update the Company’s executive compensation program as appropriate to reflect shareholder feedback and best practices for the Company’s compensation programs for its executive officers.
Fiscal Year 2022 Proxy Statement	35

Executive Compensation
COMPENSATION POLICIES AND PRACTICES LINKED TO SHAREHOLDER VALUE CREATION AND RISK MITIGATION	What We Do
Pay for performance emphasized and executive compensation aligned with F5’s business objectives and performance, and the creation of shareholder value
Incentive-based compensation at risk if threshold performance metrics not achieved
Stock ownership guidelines that encourage alignment with the interests of shareholders
Post-vesting holding requirements expanded to require a minimum of one year hold after vesting of those equity awards granted in fiscal year 2022 and thereafter
Incentive compensation clawbacks
Shareholder engagement and annual advisory vote on executive compensation
Double-trigger change of control agreements
What We Don’t Do
No “golden parachute” excise tax gross-ups upon a change in control
No hedging or pledging or otherwise engaging in short sales of Common Stock of the Company
No re-pricing of stock options
No excessive perquisites
No dividends/dividend equivalents paid on equity awards prior to vesting
36	Fiscal Year 2022 Proxy Statement

Executive Compensation
Fiscal Year 2022 Corporate Performance
The Company’s total annual revenue in fiscal year 2022, $2.7 billion, was the highest ever, representing an increase of 4% over fiscal year 2021. Cash flow from operating activities was $443 million and GAAP net income was $322 million. Cash flow from operations declined in fiscal year 2022 primarily due to two factors: (1) pre-payments to partners to secure component inventory and (2) the impacts of multi-year subscriptions where cash collections are spread over time. As supply chain constraints loosen and our software subscription business matures, we anticipate that these impacts to our cash flow will lessen.

The following chart reflects the Company’s revenue, cash flow and net income over the past five years.

The chart below shows the Company’s cumulative total return over the past five years compared to its peer group and the Nasdaq Composite, Nasdaq Computer Index and S&P 500.
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Prepared by Zacks Investment Research, Inc. Used with permission. All rights reserved. Copyright 1980-2023 Index Data: Copyright Standard and Poor’s, Inc. and Copyright NASDAQ OMX, Inc. Used with permission. All rights reserved.
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As discussed with our shareholders, the Company is pursuing a strategy to transform its business to become more software, SaaS and security-led and to expand its product delivery models to enable customers to adapt to market changes and new application architectures. The Company achieved a significant milestone in this transformation in fiscal year 2022, delivering significant growth in its software business and more than 50% of its product revenues via software. Despite these achievements, supply challenges impacted the Company’s overall revenues for the year and contributed to share price volatility. However, even with the supply side impacts to the Company revenues, the Company returned $500 million to shareholders through stock buybacks in fiscal year 2022, while continuing to invest and execute on its growth strategy.
Shareholder Engagement AND ANNUAL ADVISORY VOTE
The Company’s relationship with its shareholders is an important part of its success and the Company believes it is important to engage with its shareholders and to obtain their perspectives. The Company’s management team believes that engaging openly with shareholders on topics such as business strategy, executive compensation, and ESG, including the Company’s programs and policies, drives increased corporate accountability, improves decision-making, and ultimately creates long-term value. The Company is committed to:

Accountability: Driving and supporting strong corporate governance and Board practices to ensure oversight, accountability, and good decision making.

Transparency: Maintaining high levels of transparency on a range of financial, executive compensation, and governance, as well as social and environmental issues to build trust and sustain two-way dialogue that supports the Company’s business success.

Engagement: Proactively engaging with shareholders in conversations on a variety of topics to identify emerging trends and issues to inform the Company’s thinking and approach.
The Company’s senior management team, including the President and Chief Executive Officer, Chief Financial Officer, and Vice President of Investor Relations, regularly engages in meaningful dialogue with shareholders and potential shareholders through in-person, video, and teleconference meetings. During fiscal year 2022, F5 engaged with 153 institutional investors including shareholders representing approximately 48% of the Company’s total outstanding shares (based on holdings as set forth in their SEC filings as of September 30, 2022).
In addition to its routine shareholder engagement, the Company engages in proactive outreach to shareholders to discuss and receive input, provide additional information, and address questions about Environmental, Social, and Governance (ESG) topics, including with respect to executive compensation programs. These engagements enable us to better understand our shareholders’ priorities and perspectives and provide us with useful input. For example, items for discussion included recommended weighting between performance and time-based compensation and key metrics for equity compensation.
In recognition of investor sentiment regarding the prior inclusion of the software growth metric and the desire to increase the focus on profitability, we replaced for fiscal year 2023 the software revenue growth performance metric in our long-term incentive program with an Earnings Per Share (EPS) metric.
During fiscal year 2022, the Company engaged with 23 investors regarding ESG topics, including some of our largest shareholders. Collectively these ESG-engaged shareholders represented approximately 20% of the Company’s total outstanding shares as of September 30, 2022. A number of the engagements included F5 Board member representation.
In evaluating the Company’s executive compensation program for fiscal year 2022, the Committee considered the shareholder annual advisory vote on executive compensation for fiscal year 2021, which was approved by over 86% of the votes cast. The Committee carefully considers feedback from shareholders about the Company’s executive compensation, including the results of the
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shareholders’ annual advisory vote on executive compensation. The Committee believes this vote reflects overall support for the executive compensation program. Shareholders are invited to express their views to the Committee, including as described above under the heading “Communications with Directors.”
Executive Compensation Program Objectives and Compensation Philosophy
The Committee established a compensation program to align executive compensation with the Company’s business objectives, performance, and creation of shareholder value. We design our executive pay program to link compensation to improvements in elements of the Company’s performance associated with the creation of shareholder value. We achieve this objective through a compensation program that:

•	Provides a competitive total compensation package that enables the Company to attract, motivate, reward, and retain executive officers who contribute to the Company’s success;
•	Links incentive compensation to the performance of the Company and aligns the interests of executive officers with the long-term interests of shareholders; and
•	Establishes incentives that relate to the Company’s annual and long-term business strategies and objectives.
The Committee believes that the Company’s executive compensation should also reflect each executive officer’s qualifications, experience, role, and personal performance, as well as the Company’s performance achievements. In setting the fiscal year 2022 incumbent executive compensation, the Committee evaluated market data for both cash compensation and long-term incentive compensation (LTI) in the form of restricted stock units (RSUs) and targeted total direct compensation at or around the market median as adjusted upwards or downwards based on the criteria noted above. We believe the total direct compensation our NEOs received in fiscal year 2022, as set forth in the Summary Compensation Table on page 53, is consistent with and reflects these objectives.
When recruiting new executives, the Committee works closely with its independent compensation consultant to evaluate market practices for total direct compensation, difficulty in recruiting and internal compensation comparisons, and any equity or other compensation value that the executive would be forfeiting by leaving their prior employer as well as relocation and other costs.
Elements of Our Fiscal Year 2022 Compensation	The three primary components of our fiscal year 2022 executive compensation program are:
(i) base salary (Salary),
(ii) incentive compensation in the form of cash bonuses (Bonus), and
(iii) long-term incentive compensation composed of equity compensation that is both performance-based and time-based (LTI).
How Each Element Fits Into our Overall Compensation Objectives and Affects Other Elements of Compensation
Consistent with our philosophy that a significant amount of the executive officers’ compensation should be directly linked to the performance of the Company and align the interests of executive officers with the long-term interests of shareholders, a majority of the CEO’s compensation is based on the Company achieving certain performance and financial targets.

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With changes to the executive team over the past few years, including some executives who are new in their roles, the Committee adopted a zoned-based approach for determining an incumbent executive’s pay positioning. Each incumbent executive’s pay position is analyzed within a market range and is based on the incumbent’s sustained performance within the organization and experience outside of the organization. The following table illustrates this pay positioning philosophy:

For fiscal year 2022 the Committee evaluated target total direct compensation for each NEO against benchmarks at the 25th, 50th and 75th percentiles with a goal to set target total direct cash compensation for the NEOs (base salary plus the target bonus) and total direct compensation (cash and equity compensation) at or near the 50th percentile range relative to the Company’s peer group. Except for Mr. Locoh-Donou, each NEO’s total direct compensation was below the 50th percentile. With Mr. Locoh-Donou’s performance and success in driving the company’s transformation, the Committee set his total direct compensation between the 50th and 75th percentile. The charts below reflect the relative values of the various elements of NEO compensation for fiscal year 2022:

“Other NEO Compensation” is an average of the NEOs other than the CEO. Base salary, bonus, and LTI are at target. Please refer to the “Cash Incentive Compensation” and “Fiscal Year 2022 Equity Awards” sections below for information on the values.
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The following chart reflects the percentage of CEO compensation for fiscal year 2022 that was performance-based compensation:

Base Salary
Base salary is the fixed element of employees’ annual cash compensation. Executive officers’ base salaries are set at levels that reflect the following:
•	The executive’s specific job responsibilities, experience, qualifications, job performance, and potential contributions;
•	Market data from the Radford salary survey covering technology companies in comparable areas (Survey Companies); and
•
Compensation paid to comparable executives as set forth in proxy statements for the Peer Group Companies developed by an outside independent compensation consultant (See “Factors Considered by The Committee in Establishing Executive Compensation — Market Analysis”).

The Committee reviews and may adjust base salaries annually and may also adjust salaries from time to time in recognition of individual performance, promotions, and marketplace competitiveness. The Committee generally sets NEO base salaries at or near the 50th percentile range of base compensation for comparable executive officers in Peer Group Companies with variations based on tenure and scope of responsibility.
	Fiscal Year 2021 Base Salary ($)	New Fiscal Year 2022 Base Salary ($)	% of Base Salary Increase
François Locoh-Donou	$875,000	$925,000	5.7%
Frank Pelzer	$510,000	$540,000	5.9%
Tom Fountain	$546,000	$560,000	2.6%
Kara Sprague	$490,000	$500,000	2.0%
Chad Whalen	$450,000	$480,000	6.7%
Cash Incentive Compensation
The Committee believes that incentives based on attaining or exceeding established financial and operational targets properly align the interests of our executive officers with the interests of our shareholders. All of our executive officers participate in our annual cash incentive program, with each NEO assigned a target bonus amount expressed as a percentage of the NEO’s base salary. The Committee, and in the case of the NEOs other than the President and CEO in consultation with our President and CEO, determines the target bonus percentages based on its assessment of the
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impact each position has on the Company’s performance and compensation data from the Peer Group Companies and Survey Companies (where peer proxy data is not available). For fiscal year 2022, target awards ranged from 90% to 130% of NEO base salaries, as set forth in the table below.
	Base Salary Annual Rate ($)	Incentive Plan Target as a % of Base Salary	Incentive Plan Maximum as a % of Base Salary	Actual as % of Target (1)	Actual ($)
François Locoh-Donou	$925,000	130%	260%	88.9%	$1,069,162
Frank Pelzer	$540,000	90%	180%	88.9%	$432,110
Tom Fountain	$560,000	100%	200%	88.9%	$497,905
Kara Sprague	$500,000	90%	180%	88.9%	$400,102
Chad Whalen	$480,000	100%	200%	88.9%	$426,776
1.	Rounded to nearest tenth of a percent.
Fiscal Year 2022 Performance Metrics
In alignment with the Company’s commitments to its ESG initiatives, and to continue to make F5 a more diverse and inclusive place to work, the Committee added quantitative diversity and inclusion (“D&I”) metrics to its executive officers’ fiscal year 2022 annual cash incentive program. As described above in “Corporate Governance - Social - Diversity and Inclusion”, the Company believes our differences—when embraced with humility and respect—drive smarter decisions, increased innovation, stronger performance, and a culture where everyone can be themselves and reach their full potential.
The updated metrics for the annual cash incentive program were 60% based on the Company achieving target revenue for the fiscal year, 30% based on the Company achieving target EBITDA for the fiscal year, and 10% based on the Company achieving target growth in D&I representation. The formula is more heavily weighted toward revenue growth based on the Company’s belief that revenue growth is a key driver of shareholder return. The focus on revenue growth balanced by the EBITDA and D&I targets ensures that the Company appropriately manages operating risks, avoids excessive risk-taking, and maintains its gross margin and operating margin targets while building a company culture of belonging and representation. The Company believes these targets appropriately reflect and address the interests of our shareholders and promote the Company’s business strategies and objectives. Accordingly, the Committee approved these targets as metrics for the cash annual incentive program.
The Committee determines each target and will not pay cash incentive bonuses with respect to the revenue and EBITDA performance goals unless at least 80% of the applicable target goal is achieved. Payment with respect to the revenue and EBITDA performance goals are linear above 80% of the applicable target goal and subject to a 200% cap. Each revenue and EBITDA goal is evaluated individually and to earn more than 100%, the aggregate results for both revenue and EBITDA performance goals must equal or exceed 100% of the applicable target goal.
The D&I performance goal is weighted in four equal parts consisting of growth of global female employees, growth of U.S. Black employees, growth of U.S. Hispanic/Latino(a) employees (“Diversity Goals”) and a favorable global belonging score (“Inclusion Goal”) returned in the most recent employee survey results. The attainment for the Diversity Goals is straight-line for growth over the baseline and subject to the 200% cap. The Inclusion Goal is subject to a 70% achievement threshold and paid linear above the applicable target and subject to the 200% cap at a 90% achievement level.
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For example, if 90% of the revenue goal, 85% of the EBITDA goal and 80% of the D&I goal are achieved, the annual cash incentive bonus is paid out at 87.5%. If 90% of the revenue goal, 150% of the EBITDA goal and 110% of the D&I goal are achieved the annual cash incentive bonus with respect to the aggregate of the revenue and EBITDA performance goals are capped at 100% and the annual cash incentive bonus is paid out at 110%. If 100% of the revenue goal, 120% of the EBITDA goal and 110% of the D&I goal are achieved, the annual cash incentive bonus is paid out at 107% since both revenue and EBITDA goals were achieved at 100% or more.
	Weight	Performance Formula Examples
% of Revenue Target Achieved	60%	90	90	100	70	70
% of EBITDA Target Achieved	30%	85	150	120	90	75
% of Diversity and Inclusion Target Achieved	10%	80	110	110	65	65
Total % Achieved		87.5	110.0	107.0	33.5	6.5
For fiscal year 2022, the annual revenue target was $2,839.1 million and the annual EBITDA target was $634.2 million. (The EBITDA target was adjusted downward from $660.0 million to reflect extraordinary charges associated with the acquisition of Threat Stack, restructuring, and certain facility exit costs which are non-recurring and which the Company believes are not reflective of the overall performance.)
The diversity metric was based on driving percentage growth targets in fiscal year 2022 compared to fiscal year 2021, including increasing our Black representation by 26% (+0.7% target growth) and Latino(a) representation by 11% (+0.5% target growth) in the United States and increasing our female representation by 8% (+2% target growth) globally (“Diversity Goals”). Percentage growth for the Diversity Goals is determined without regard to any acquisitions or similar transactions during the fiscal year. The inclusion metric was based on an 80% target global belonging engagement survey favorability score.
These metrics were set at a level that the Committee believes would require solid execution by the executive team, and, if achieved, will contribute to growing shareholder value.
In fiscal year 2022, the Company achieved 95% of the annual revenue target, 81% of the annual EBITDA target, and 76.3% of the D&I target and, as a result, the executive officers earned 88.9% of their total target cash incentive bonus. The Committee believes that the cash incentive bonuses paid to the executive officers for performance in fiscal year 2022 were merited due to the Company’s strong operating results summarized above, which were achieved in a rapidly evolving market throughout fiscal year 2022 and despite continued supply challenges that had an impact on both top-line and bottom-line growth.
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2022 Cash Incentive Award
Performance measure	Weighting	Threshold	Target	Maximum	Actual	Actual as a % of Target(1)
Revenue	60%	$2,271.3M	$2,839.1M	$5,678.2M	$2,695.8M	95%
EBITDA	30%	$507.4M	$634.2M	$1,268.4M	$514.0M	81%
Diversity and Inclusion	10%					76.3%
Global Female Diversity Goal	2.5%	24.1%	+2%	+4%	+1.3%	65%
U.S. Black Diversity Goal	2.5%	2.7%	+0.7%	+1.4%	+0.7%	100%
U.S. Hispanic/Latino(a) Diversity Goal	2.5%	4.5%	+0.5%	+1.0%	+0%	0%
Inclusion Goal	2.5%	70%	80%	90%	84%	140%
Cash bonus as a % of target						88.9%
1.	Rounded to nearest tenth of a percent.
Equity Compensation
To further align the compensation of the Company’s executive officers with the creation of shareholder value, the Company grants to its NEOs long-term incentive compensation composed of equity compensation that is both performance-based and time-based (the “LTI Grants”). The Committee evaluates market conditions for executive compensation in determining the levels of LTI Grants for each of the NEOs (see section entitled “Factors Considered by The Committee in Establishing Executive Compensation – Market Analysis”). The Committee believes that equity ownership aligns the interests of executive officers with those of shareholders and provides significant motivation to executive officers to maximize value for the Company’s shareholders.
The Committee periodically approves grants of equity-based compensation in the form of RSUs under the Company’s equity incentive plan. For fiscal year 2022, to reflect a greater emphasis on pay for performance, we increased the performance-based portion of the Chief Executive Officer’s target equity award from 50% to 60%. For fiscal year 2022, the RSUs were 50% time-based for NEOs other than the CEO (40% for the CEO), vesting over three years in equal quarterly increments, and 50% performance-based for NEOs other than the CEO (60% for the CEO), vesting over three years annually, subject to the Company achieving specified performance targets over the three-year period following the awards (the “2022 Performance Awards”). The Committee considers the following factors in determining the size of the grants:
•	Relative position and responsibilities of each NEO,
•	Previous and expected contributions of each officer to the Company’s success, and
•	Equity compensation data from peer group companies provided by the independent compensation consultant, including data at the 25th, 50th, and 75th percentiles.
The Board of Directors has adopted a “Policy Regarding the Granting of Equity-Based Compensation Awards,” which provides that the Committee or the Board of Directors, as applicable, will approve equity awards to current employees and service providers (other than newly promoted individuals and non-employee directors) on an annual basis on the first business day in November. A copy of this Policy may be found under the “Company — Investor Relations — ESG — Governance Documents” section of the Company’s website.
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Fiscal Year 2022 Equity Awards
For fiscal year 2022, the Committee made annual equity awards (2022 Equity Award) to the NEOs as set forth below.
	2022 Service- Based Equity Awards	2022 Performance- Based Equity Awards	2022 Annual Target Value
François Locoh-Donou	18,594	27,892	$10,000,068
Frank Pelzer	5,811	5,811	$2,500,125
Tom Fountain	8,135	8,135	$3,500,002
Kara Sprague	7,671	7,671	$3,300,371
Chad Whalen	7,671	7,671	$3,300,371
The annual equity awards to Messrs. Pelzer, Fountain, Whalen, and Ms. Sprague vest over three years, with 50% of the awards vesting in equal quarterly increments. The other 50% of the awards are performance-based and vest in three equal (at target) annual increments subject to the achievement of performance-based goals as set forth below. The annual equity award to Mr. Locoh-Donou vests over three years, with 40% of the award vesting in equal quarterly increments. The other 60% of the award is performance-based and vests in three equal (at target) annual increments subject to the achievement of performance-based goals as set forth below.
Mr. Whalen was granted an additional equity award on February 1, 2022, in the amount of 14,566 RSUs with a total value of $3,000,013. 50% of the award vests in three equal annual increments. The other 50% of the award is performance-based and vests in three equal (at target) annual increments subject to the same performance-based goals as the annual equity awards as set forth below. In accordance with our standard award agreement for executives, vesting is contingent upon continued employment at the time of vest. This award was made in recognition of Mr. Whalen’s efforts to implement an expansive salesforce transformation, including execution against the Company’s strategic transformation to become more software and SaaS led. Mr. Whalen led a reorganization of our sales and go to market alignment to better enable our account teams and technical sales resources to sell our expanding product and services portfolio and to drive increased sales efficiency. In addition to these successful transformation efforts the Company made this grant to address a highly competitive market where Mr. Whalen received a competing offer of employment at a time his departure would have been detrimental to F5’s ability to execute on the sales and go to market transformation led by Mr. Whalen.
Performance Metrics
The Committee worked in conjunction with its independent compensation consultants to choose the performance goals for the LTI performance-based RSUs. In accordance with the Company’s stated growth strategy, the Committee believes that top line revenue growth continues to be a primary driver of shareholder value creation. The Committee believes that revenue growth is the most heavily weighted measure for shareholder value creation and as such it furthers the shared interests of the Company’s executive officers and shareholders. In addition, the Committee considered growth in software revenue to be a leading indicator of the Company’s transformation in fiscal year 2022 and delivery on its vision to be the leading multi-cloud application services company, which is consistent with management’s discussions with the Company’s investors. Finally, to continue to align executive compensation with shareholder returns, the Committee used a relative TSR metric as benchmarked against the S&P 500. The TSR metric is measured over two and three years for outstanding awards. We did not change our performance metrics for our long-term performance-based equity incentives in fiscal year 2022.
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One third of the 2022 Performance Awards vested on November 1, 2022, based on achieving the goals set forth below. The remaining two thirds of the awards are subject to vesting annually thereafter based on achieving performance goals established by the Committee. The Committee established the following performance metrics for the 2022 Performance Awards and the fiscal 2022 vesting of the equity awards made to NEOs in fiscal years 2021 and 2020 (2021 and 2020 Performance Awards):
•	50% of the goal was based on the Company achieving target GAAP revenue for the fiscal year;
•	25% of the goal was based on the Company achieving target software revenue growth for the fiscal year 2022 over fiscal year 2021 (the “Transformation metric”); and
•
25% of the 2022 Performance Award goal was based on one-year relative TSR benchmarked against the S&P 500 Index, 25% of the 2021 Performance Award was based on a two-year relative TSR, and 25% of the 2020 Performance Award was based on a three-year relative TSR as established by the Committee in fiscal year 2022, 2021, and 2020, respectively.

The threshold, target, and maximum goals and payout levels for these metrics are set forth below:
Level	Total Revenue Metric	% Payout	Transformation Metric	% Payout	Relative TSR Percentile Rank Metric	% Payout
Threshold	$2,271.3B	80%	+10%	50%	25th	50%
Target	$2,839.1B	100%	+30%	100%	50th	100%
Maximum	$5,678.2B	200%	+50%	200%	>75th	200%
2022 Actual	$2,695.8B	95%	+33%	115%	22.5th	0%
Vesting and payment with respect to each 2022, 2021, and 2020 Performance Award goal is subject to meeting the threshold level and is measured linearly above the threshold of the applicable goal. Each goal is capped at achievement of 200% payout.
For the fiscal years 2020, 2021, and 2022 Performance Awards, the executive officers achieved the following:

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Metric	2020 (3yr TSR)	2021 (2yr TSR)	2022 (1yr TSR)
TSR	10.76%	17.53%	(25.92)%
Percentile	29.55th	49.3rd	22.5th
TSR Payout	59.11%	98.59%	0%
•
Based on the relative weighting of each goal, the total achievement was 76.3% for the 2022 Performance Award, 100.9% for the 2021 Performance Award, and 91.1% for the 2020 Performance Award as illustrated below.

As noted in the section above on “Compensation Philosophy,” the Committee believes this performance formula has contributed to the Company’s financial performance and is of crucial importance in maintaining and growing shareholder value and furthering the shared interests of the Company’s executive officers and shareholders. The performance-based equity incentive compensation is paid out on a linear basis above threshold, setting up the executive officers’ total direct compensation to be reduced significantly if the Company has poor operating results. Since the performance formula does not include any multipliers or other accelerators and each goal is capped at achievement of 200% payout, the performance formula limits to a reasonable and foreseeable level the amount of performance-based equity incentive compensation paid in the case of strong operating results exceeding the targets.
The performance formula and targets represent key metrics by which the Company is evaluated and provide an appropriate and effective balance of performance incentives to focus and motivate executive officers to maximize value for the Company’s shareholders without excessive risk-taking. Equity awards not earned for any performance period are forfeited. Generally, an NEO must be employed by the Company or its affiliates on each vesting date to receive the shares of Common Stock issuable on that date.
The grant date fair value of equity incentive awards reported in the Grants of Plan-Based Awards in Fiscal 2022 Table is based on the closing price of the Common Stock on the accounting grant date, which, in the case of portions of the later tranches of portions of the performance-based equity awards, is later than the date the Committee determines the number of shares underlying the annual awards to executives. Therefore, the Table includes the cumulative value of a portion of performance-based equity awards issued in fiscal years 2020, and 2021, as reflected in footnotes (3) and (5) in the Table.
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Footnotes (4) and (5) of the Grants of Plan-Based Awards Table in Fiscal Year 2022 include additional information regarding the performance-based equity compensation program in fiscal year 2022.
Factors Considered by The Committee in Establishing Executive Compensation
Market Analysis

The Committee conducts an annual review of the executive compensation program and uses peer and survey group data to help set proper compensation levels. The Committee has retained an outside independent compensation consultant, Mercer, to assist it in this review and to conduct a competitive review of the total direct compensation (cash and equity compensation) for the Company’s executive officers. The Committee instructed the independent compensation consultant to collect base salary, total cash, long-term incentive, and total direct compensation data and to analyze and compare on a pay rank and position basis our executive officers’ compensation with the compensation paid to comparable executives. The consultant used Proxy Statement data from the companies in the peer group it developed that the Committee approved, as well as survey data.

To assess the competitive market pay levels for the Company’s NEOs, the Committee asked its independent compensation consultant to review and update the Company’s peer group for fiscal year 2022 to:
•	ensure it consisted of organizations that are comparable to the Company in terms of complexity of operations and size;
•	compare each of the executive positions to positions in the peer group as well as positions in a survey prepared for the Company by Radford; and
•	gather and analyze compensation data from the peer group proxies and published survey sources, and provide an analysis of realized pay trends for the Company’s executive officers.
The Committee reviewed this data and the recommendations of the independent compensation consultant and evaluated these inputs in the context of its compensation philosophy and historical pay practices. Based on this review, the Committee established the fiscal year 2022 compensation program for the NEOs.
In reviewing the peer group, the Committee focused on companies that the Company competes with in the marketplace and for talent, as well as other factors identified by the independent compensation consultant. In addition, the Company’s continued growth, expanding business model, and software and security focus led the Committee to conclude that a broad range of peer companies was appropriate and included a mix of larger and smaller companies. Company size both in terms of revenue and market capitalization were factors that were considered, but in choosing the peer group companies, the Committee believed that other factors such as similar industry and operational focus, comparable business models, growth rates, competition for executive talent, and availability and quality of pay data were most relevant in evaluating the Peer Group Companies.
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Based on this information and input from management, Mercer recommended that the Committee modify the set of peers for fiscal year 2022 by adding Cadence Design Systems, Inc., NortonLifeLock, Inc., Nutanix, Inc., Synopsys, Inc., Teradata Corporation, and VMWare, Inc. due to their alignment on revenue size, talent market and combined match to other industry peer group lists. The remaining peer set continued to be suitable for the Company in evaluating executive compensation practices. Accordingly, the Committee chose the following list of peer companies to analyze the Company’s executive compensation program for fiscal year 2022:
Akamai Technologies, Inc. Arista Networks, Inc. Autodesk, Inc. Cadence Design Systems, Inc. CheckPoint Software Technologies Ltd. Citrix Systems, Inc.	Fortinet, Inc. Juniper Networks, Inc. Mandiant, Inc. NetApp, Inc. NortonLifeLock Inc. Nutanix, Inc. Palo Alto Networks, Inc.	ServiceNow, Inc. Splunk Inc. Synopsys, Inc. Teradata Corporation VeriSign, Inc. VMWare, Inc. Workday, Inc.
As of the date of the market analysis conducted by Mercer, the Company was positioned within the Peer Group Companies at the 37th percentile in revenues, 22nd percentile in market capitalization, and 30th percentile in market capitalization to revenues. For fiscal year 2022, Mercer also reviewed with the Committee compensation data published in the Radford Survey for companies in the Company’s peer group. This data was used by the Company primarily as a competitive reference for positions below the executive officer level and as supplemental data where no proxy data was available.
Other Benefits and Perquisites
The Company’s executive officers participate in broad-based benefit plans and programs including a one-time wellness payment, that are available to other employees and are eligible for a communication stipend and an executive physical exam. The Company does not currently provide additional material perquisites for its executive officers.
Clawback Policy
In addition to the clawback provisions of the Sarbanes-Oxley Act that apply to the Chief Executive Officer and Chief Financial Officer, the Board of Directors adopted a Clawback Policy for oversight and enforcement by the Committee. This Clawback Policy generally provides that in the event of a restatement of the Company’s financial results (other than due to a change in applicable accounting rules or interpretations) the result of which is that any performance-based compensation (cash or equity) paid to a Company executive officer during the three years preceding the restatement would have been lower had it been calculated based on such restated results, the Committee will review the compensation. If the Committee determines that the amount of compensation actually paid or awarded to an executive officer (the “Awarded Compensation”) would have been lower had it been calculated based on the restated financial statement (the “Adjusted Compensation”), and that the executive officer engaged in intentional or unlawful misconduct that materially contributed to the need for the restatement, then the Committee may seek to recover for the benefit of the Company the excess of the Awarded Compensation over the Adjusted Compensation. The policy provides that the Committee will not seek recovery if it determines recovery would be unreasonable or contrary to the interests of the Company.
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Stock Ownership and Stock Post-Vesting Holding Guidelines
The Committee established Stock Ownership and Stock Post-Vesting Holding Guidelines to promote a long-term perspective in managing the business, further align the interests of the executive officers and the Company’s shareholders, and reduce any incentive for excessive short-term risk taking. The guidelines provide for the following stock ownership:
President and Chief Executive Officer	5x base salary
All Other Executive Officers	2x base salary
Executive officers are required to achieve the ownership guidelines within three years after first being designated as an executive officer. Regardless of whether the multiple of base salary ownership guideline is met, Executive Officers are required to retain the Net Shares received as a result of the vesting of RSUs granted during fiscal year 2022 or thereafter for a minimum period of one year after such vesting. In addition, until the applicable ownership guideline is achieved, the stock holding provisions require executive officers to continue to retain even after the one-year post-vesting holding period, a number of shares equal to not less than 20% of the Net Shares received as the result of the vesting of any RSUs. “Net Shares” are those shares that remain after shares are sold to pay withholding taxes. Shares of Common Stock that count toward satisfaction of the guidelines include shares purchased on the open market, shares obtained through stock option exercises or under the Company’s Employee Stock Purchase Plan, shares obtained through grants of RSUs, and shares beneficially owned in a trust by a spouse and/or minor children. Shares owned by executive officers are valued at the greater of (i) the price at the time of acquisition/purchase or (ii) the current market value.
Hedging Policy
The Company considers it improper and inappropriate for any employee, officer, or director of the Company to engage in short-term or speculative transactions in the Company’s securities. As described above in “Corporate Governance – Derivatives Trading and Hedging Policy”, the Company’s “Insider Trading Policy” specifically prohibits directors, officers and other employees, and their family members, from engaging in short sales of the Company’s securities, transactions in puts, calls, or other derivative securities on an exchange or in any other organized market, and hedging transactions related to the Company’s securities. In addition, directors, officers, and other employees are prohibited, except under certain limited exceptions, from holding Company securities in a margin account or pledging Company securities as collateral for a loan. Each of the NEOs complied with this policy during fiscal year 2022 and has no Company securities pledged or in margin accounts.
Impact of Accounting and Tax Treatments of a Particular Form of Compensation
The accounting and tax treatment of the elements of our compensation program is one factor considered in the design of the program. Although the Committee may consider the impact of tax and accounting consequences when developing and implementing the Company’s executive compensation program, the Committee retains the flexibility to design and administer a compensation program that is in the best interests of the Company and its shareholders.

Fiscal Year 2022 Proxy Statement	51

Executive Compensation
Employment Contracts and Double-Trigger Change-of-Control Arrangements
After an extensive review process and in consultation with Willis Towers Watson and outside legal counsel, the Company entered into change-of-control agreements with each of the executive officers (the “Change of Control Agreement”) (See “Potential Payments Upon Termination or Change of Control”). The Committee recognizes that the threat or possibility of an acquisition by another company or some other change of control event can be a distraction and believes that it is in the best interests of the Company and its shareholders to ensure that the Company will have the continued full attention and dedication of the NEOs notwithstanding the possibility, threat, or occurrence of such an event. See the “2022 Potential Payments Upon Termination or Change of Control Table” for additional information regarding the potential payments and benefits that each NEO could receive under the change-of-control agreements. The change-of-control agreements feature a “double trigger” in that the executive officer will not receive the severance amount unless their employment is terminated under certain circumstance within two years after the change of control event. The RSU grant agreements issued to our NEOs provide that upon certain changes of control of the Company the vesting of outstanding and unvested RSUs will accelerate and the RSUs will become fully vested. We believe that the change-of-control provisions provide an additional tool for attracting and retaining key executive officers.

In addition to the foregoing, the Company provided Mr. Locoh-Donou with a written agreement providing that should the Company terminate Mr. Locoh-Donou without “Cause” as that term is defined in the Company’s standard form Change-of-Control agreement, or for “Good Reason” as described in his offer letter and further described in the section entitled “Potential Payments Upon Termination or Change of Control” below, it would pay him a severance amount equal to his first year salary and executive incentive compensation at target as well as the vesting of equity set to vest within the next six months following his termination or payment in lieu of such vest at the discretion of the Committee. Such payments are subject to Mr. Locoh-Donou’s resignation from the Board of Directors and compliance with a one-year non-competition agreement. There are currently no other written employment contracts providing severance to any of the NEOs. Each such officer is an “at-will” employee, and his or her employment may be terminated anytime with or without cause. In recognition of an executive officer’s service and contributions to the Company’s success, the Company may enter into a separation agreement with an executive officer. These agreements also include other customary terms and conditions, such as releases, and may also require the former executive to provide certain transition services or covenants not to compete at the request of the Company.
52	Fiscal Year 2022 Proxy Statement

Executive Compensation
Summary Compensation Table
The following table sets forth information concerning compensation for services rendered to us by (a) our Chief Executive Officer in fiscal year 2022, (b) our Chief Financial Officer (the “CFO”) and (c) our three other most highly compensated executive officers who were serving as our executive officers at the end of fiscal year 2022. These executive officers are collectively hereinafter referred to as the “Named Executive Officers” or “NEOs.”

Summary Compensation Table for Fiscal Year 2022
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)(4)
François Locoh-Donou President and Chief Executive Officer	2022	925,000	—	10,824,280	1,069,162	5,420	12,823,862
	2021	875,000	—	9,406,895	1,183,431	4,400	11,469,726
	2020	875,000	—	8,911,165	1,088,670	4,400	10,879,235
Frank Pelzer Executive VP and Chief Financial Officer	2022	540,000	—	2,988,305	432,110	6,080	3,966,495
	2021	510,000		2,612,746	477,534	5,420	3,605,700
	2020	510,000	—	2,320,436	439,296	4,400	3,274,131
Tom Fountain Executive VP of Global Services and Chief Strategy Officer	2022	560,000	—	4,024,016	497,905	7,745	5,089,666
	2021	546,000	—	3,465,578	568,047	3,295	4,582,921
	2020	528,273	—	2,509,645	505,654	4,400	3,547,973
Kara Sprague Executive VP and Chief Product Officer	2022	500,000	—	3,629,135	400,102	5,420	4,534,657
	2021	490,000	—	2,635,287	458,807	5,420	3,589,514
	2020	490,000	—	2,190,356	422,069	4,400	3,106,825
Chad Whalen Executive VP of Worldwide Sales	2022	480,000	—	6,064,942	426,776	5,420	6,977,138
	2021	450,000	—	2,865,121	468,170	5,420	3, 788,711
	2020	450,000	—	2,399,849	430,683	4,400	3,284,931
1.
This column represents the aggregate grant date fair value of RSUs treated as granted to Named Executive Officers in the applicable year computed in accordance with Accounting Standards Codification Topic 718, Stock Compensation (ASC Topic 718) and determined as of the grant date under ASC Topic 718. The amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information, please refer to note 1 “Summary of Significant Accounting Policies — Stock-based Compensation” and note 10 “Stock-based Compensation” included in our financial statements in our Annual Report to Shareholders on Form 10-K for the fiscal year ended September 30, 2022. Additional information about the RSUs including maximum opportunity appears in the Compensation Discussion and Analysis and in the Grants of Plan-Based Awards table and related narrative.

2.
This column represents the total cash incentive bonus paid to the Named Executive Officers for fiscal year 2022 under the Incentive Plan. For additional information, see the discussion of the cash incentive bonus set forth in the Compensation Discussion and Analysis and footnote (2) of the Grants of Plan-Based Awards in Fiscal Year 2022 Table.

3.
Items in the “All Other Compensation” column for fiscal year 2022 include $4,400 in Company contributions to the 401(k) plan for Messrs. Locoh-Donou, Pelzer, and Whalen and for Ms. Sprague, and $6,525 in Company contributions to the 401(k) plan for Mr. Fountain. This also includes an annual communications stipend in the amount of $1,680 for Mr. Pelzer, $1,220 for Mr. Fountain, and $1,020 for Messrs. Locoh-Donou, and Whalen, and Ms. Sprague.

4.	The Company did not provide any options for the applicable fiscal years and does not have a pension or nonqualified deferred compensation plan.
Fiscal Year 2022 Proxy Statement	53

Executive Compensation
Grants of Plan-Based Awards in Fiscal Year 2022
			Estimated Possible Payouts Under Non-equity Incentive Plan Awards(2)			Estimated Possible Payouts Under Equity Incentive Plan Awards(5)			All Other Stock Awards: Number of Shares of Stock or Units (#)(6)	Grant Date Fair Value of Stock Awards ($)(7)
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
François Locoh-Donou	11/1/2021(1)	10/29/2021	—	—	—	—	—	—	18,594	3,999,941
	10/29/2021(1)(3)	10/29/2021	—	—	—	10,758	15,369	30,738	—	3,245,164
	11/1/2021(1)(4)	10/29/2021	—	—	—	8,368	13,946	27,892	—	3,579,175
			865,800	1,202,500	2,405,000	—	—	—	—	—
Frank Pelzer	11/1/2021(1)	10/29/2021	—	—	—	—	—	—	5,811	1,250,062
	10/29/2021(1)(3)	10/29/2021	—	—	—	3,291	4,702	9,403	—	992,722
	11/1/2021(1)(4)	10/29/2021	—	—	—	1,743	2,906	5,811	—	745,521
			349,920	486,000	972,000	—	—	—	—	—
Tom Fountain	11/1/2021(1)	10/29/2021	—	—	—	—	—	—	8,135	1,750,001
	10/29/2021(1)(3)	10/29/2021	—	—	—	4,078	5,825	11,650	—	1,229,949
	11/1/2021(1)(4)	10/29/2021	—	—	—	2,441	4,068	8,135	—	1,044,066
			403,200	560,000	1,120,000	—	—	—	—	—
Kara Sprague	11/1/2021(1)	10/29/2021	—	—	—	—	—	—	7,671	1,650,186
	10/29/2021(1)(3)	10/29/2021	—	—	—	3,298	4,711	9,422	—	994,728
	11/1/2021(1)(4)	10/29/2021	—	—	—	2,301	3,836	7,671	—	984,221
			324,000	450,000	900,000	—	—	—	—	—
Chad Whalen	11/1/2021(1)	10/29/2021	—	—	—	—	—	—	7,671	1,650,186
	2/1/2022(1)	1/31/2022	—	—	—	—	—	—	7,283	1,500,007
	10/29/2021(1)(3)	10/29/2021	—	—	—	3,551	5,073	10,146	—	1,071,111
	11/1/2021(1)(4)	10/29/2021	—	—	—	2,301	3,836	7,671	—	984,221
	2/1/2022(1)(4)	1/31/2022	—	—	—	2,185	3,642	7,283	—	859,417
			345,600	480,000	960,000	—	—	—	—	—
1.	RSUs granted under the F5, Inc. Incentive Plan. No options were granted to the NEOs in fiscal year 2022.
2.	Represents the cash incentive bonus opportunity for fiscal year 2022 under the Incentive Plan. The cash incentive bonus opportunity is a percentage of base salary for the fiscal year,
60% of the cash incentive bonus is based on the Company achieving target revenue for the fiscal year, 30% is based on the Company achieving target EBITDA for the fiscal year and 10% is based on the Company achieving target growth in D&I. No cash incentive bonus with respect to the revenue and EBITDA performance goals will be paid for results less than 80% of an applicable target. Payment with respect to the revenue and EBITDA performance goals are linear above 80% of the applicable target goal and subject to a 200% cap. Payment with respect to the Diversity Goals is straight-line for growth over the baseline subject to the 200% cap and the Inclusion Goal is subject to a 70% achievement threshold and paid linear above the applicable target and subject to the 200% cap at a 90% achievement level. The actual cash incentive bonus earned for fiscal year 2022 is set forth above in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table for Fiscal Year 2022 and more details regarding the cash incentive bonus is set forth in the Compensation Discussion and Analysis.
3.
Represents (i) the second year performance portion of the revenue metric and transformation metric of the annual equity awards issued to all NEOs in fiscal year 2021 (12.5% of the total annual equity awards issued in fiscal year 2021)(the “2021 Performance Award”) and (ii) third year performance portion of the revenue and

54	Fiscal Year 2022 Proxy Statement

Executive Compensation
transformation metric of the annual equity awards issued to all NEOs in fiscal year 2020 (12.5% of the total annual equity awards issued in fiscal year 2020)(the “2020 Performance Award”). Under ASC Topic 718, these performance awards are treated as grants in fiscal year 2022 as the applicable performance targets were set in fiscal year 2022. The closing price of the Common Stock on the grant date of October 29, 2021 was $211.15.
4.
The performance-based annual equity awards issued to each NEO in fiscal year 2022 and the performance-based equity award issued to Mr. Whalen on February 1, 2022 vest annually over three years, until such portion of the grant is fully vested on November 1, 2024 and February 1, 2025, respectively. The Estimated Possible Payouts Under Equity Incentive Plan Awards is set forth for the first year performance portion of the revenue metric (8.333% of the total equity awards issued in fiscal year 2022), first year performance portion of the transformation metric (4.166% of the total equity awards issued in fiscal year 2022) and all three years performance portion of the TSR metric (12.5% of the total equity awards issued in fiscal year 2022) for the equity awards issued in fiscal year 2022 (25% of the total equity awards issued in fiscal year 2022) (the “2022 Performance Award”). The closing price of the Common Stock on the grant date of November 1, 2021 was $215.12 and February 1, 2022 was $205.96.

5.
60% for Mr. Locoh-Donou and 50% for all other NEOs 2022 Performance Award and 50% of the 2020 and 2021 Performance Award goal is based on the Company achieving target GAAP revenue for the 2022 fiscal year and 25% of the goal is based on the Company achieving target Software Revenue Growth (transformation metric) for the fiscal year 2022 over fiscal year 2021. Relative TSR to the S&P 500 Index is weighted as 25% of the goal for all fiscal years within the performance period of the 2022 Performance Award.

6.
Represents the service-based 50% of the annual equity awards issued on November 1, 2021 to each of Messrs. Pelzer, Fountain, and Whalen and Ms. Sprague; and represents the service-based 40% of the annual equity award issued to Mr. Locoh-Donou. The annual equity award vests in equal quarterly increments over three years, until such portion of the grant is fully vested on November 1, 2024. Also, represents the service-based 50% of Mr. Whalen’s February 1, 2022 equity award which vests in equal annual increments over three years, until such portion of the grant is fully vested on February 1, 2025.

7.
This column represents the aggregate grant date fair value of the RSUs treated as granted to NEOs in fiscal year 2022, computed in accordance with ASC Topic 718. The amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information, please refer to note 1 “Summary of Significant Accounting Policies — Stock-based Compensation” and note 10 “Stock-based Compensation” in our financial statements included in our Annual Report to Shareholders on Form 10-K for the fiscal year ended September 30, 2022.

Fiscal Year 2022 Proxy Statement	55

Executive Compensation
Outstanding Equity Awards at September 30, 2022
	Stock Awards(1)
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(7)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(7)
François Locoh-Donou	29,866(2)	4,322,506	59,179(8)	8,564,977
Frank Pelzer	9,229(3)	1,335,713	15,383(9)	2,226,382
Tom Fountain	12,617(4)	1,826,058	20,475(10)	2,963,347
Kara Sprague	10,754(5)	1,556,426	17,382(11)	2,515,697
Chad Whalen	18,413(6)	2,664,913	25,402(12)	3,676,431
1.	No NEO had options outstanding at September 30, 2022.
2.
Composed of the following equity awards: (i) 2,425 RSUs which vest in equal quarterly increments through November 1, 2022; (ii) 13,495 RSUs which vest in equal quarter increments through November 1, 2023; and (iii) 13,946 RSUs from the annual equity award issued in fiscal year 2022 as set forth in footnote (6) to the Grants of Plan-Based Awards in Fiscal Year 2022 Table which vest in equal quarterly increments through November 1, 2024.

3.
Composed of the following equity awards: (i) 742 RSUs which vest in equal quarterly increments through November 1, 2022; (ii) 4,128 RSUs which vest in equal quarterly increments through November 1, 2023; and (iii) 4,359 RSUs from the annual equity award issued in fiscal year 2022 as set forth in footnote (6) to the Grants of Plan-Based Awards in Fiscal Year 2022 Table which vest in equal quarterly increments through November 1, 2024.

4.
Composed of the following equity awards: (i) 799 RSUs which vest in equal quarterly increments through November 1, 2022; (ii) 5,716 RSUs which vest in equal quarterly increments through November 1, 2023; and (iii) 6,102 RSUs from the annual equity award issued in fiscal year 2022 as set forth in footnote (6) to the Grants of Plan-Based Awards in Fiscal Year 2022 Table which vest in equal quarterly increments through November 1, 2024.

5.
Composed of the following equity awards: (i) 713 RSUs which vest in equal quarterly increments through November 1, 2022; (ii) 4,287 RSUs which vest in equal quarterly increments through November 1, 2023; and (iii) 5,754 RSUs from the annual equity award issued in fiscal year 2022 as set forth in footnote (6) to the Grants of Plan-Based Awards in Fiscal Year 2022 Table which vest in equal quarterly increments through November 1, 2024.

6.
Composed of the following equity awards: (i) 771 RSUs which vest in equal quarterly increments through November 1, 2022; (ii) 4,605 RSUs which vest in equal quarterly increments through November 1, 2023; (iii) 5,754 RSUs from the annual equity award issued in fiscal year 2022 as set forth in footnote (6) to the Grants of Plan-Based Awards in Fiscal Year 2022 Table which vest in equal quarterly increments through November 1, 2024; and (iv) 7,283 RSUs from Mr. Whalen’s February 1, 2022 equity award issued in fiscal 2022 which vests in equal annual increments through February 1, 2025.

7.	Calculated by multiplying the number of unvested RSUs held by the NEO by the closing price of the Common Stock ($144.73) on September 30, 2022.
8.
Composed of the following equity awards: (i) 9,696 RSUs from the annual equity award issued in fiscal year 2020 which vest in equal annual installments through November 1, 2022; (ii) 21,591 RSUs from the annual equity award issued in fiscal year 2021 which vest in equal annual installments through November 1, 2023; and (iii) 27,892 RSUs from the annual equity award issued in fiscal year 2022 which vest in equal annual installments through November 1, 2024, subject to the Company achieving performance criteria and assuming target payout. The RSUs from the annual equity awards issued in fiscal years 2020, 2021, and 2022 for which the performance criteria have not been established as of September 30, 2022 have been treated as outstanding at target for purposes of this table but are not yet treated as granted under ASC Topic 718.

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Executive Compensation
9.
Composed of the following equity awards: (i) 2,967 RSUs from the annual equity award issued in fiscal year 2020 which vest in equal annual installments through November 1, 2022; (ii) 6,605 RSUs from the annual equity award issued in fiscal year 2021 which vest in equal annual installments through November 1, 2023; and (iii) 5,811 RSUs from the annual equity award issued in fiscal year 2022 which vest in equal annual installments through November 1, 2024, subject to the Company achieving performance criteria and assuming target payout. The RSUs from the annual equity awards issued in fiscal years 2020, 2021, and 2022 for which the performance criteria have not been established as of September 30, 2022 have been treated as outstanding at target for purposes of this table but are not yet treated as granted under ASC Topic 718.

10.
Composed of the following equity awards: (i) 3,195 RSUs from the annual equity award issued in fiscal year 2020 which vest in equal annual installments through November 1, 2022; (ii) 9,145 RSUs from the annual equity award issued in fiscal year 2021 which vest in equal annual installments through November 1, 2023; and (iii) 8,135 RSUs from the annual equity award issued in fiscal year 2022 which vest in equal annual installments through November 1, 2024, subject to the Company achieving performance criteria and assuming target payout. The RSUs from the annual equity awards issued in fiscal years 2020, 2021, and 2022 for which the performance criteria have not been established as of September 30, 2022 have been treated as outstanding at target for purposes of this table but are not yet treated as granted under ASC Topic 718.

11.
Composed of the following equity awards: (i) 2,852 RSUs from the annual equity award issued in fiscal year 2020 which vest in equal annual installments through November 1, 2022; (ii) 6,859 RSUs from the annual equity award issued in fiscal year 2021 which vest in equal annual installments through November 1, 2023; and (iii) 7,671 RSUs from the annual equity award issued in fiscal year 2022 which vest in equal annual installments through November 1, 2024, subject to the Company achieving performance criteria and assuming target payout. The RSUs from the annual equity awards issued in fiscal years 2020, 2021, and 2022 for which the performance criteria have not been established as of September 30, 2022 have been treated as outstanding at target for purposes of this table but are not yet treated as granted under ASC Topic 718.

12.
Composed of the following equity awards: (i) 3,081 RSUs from the annual equity award issued in fiscal year 2020 which vest in equal annual installments through November 1, 2022; (ii) 7,367 RSUs from the annual equity award issued in fiscal year 2021 which vest in equal annual installments through November 1, 2023; (iii) 7,671 RSUs from the annual equity award issued in fiscal year 2022 which vest in equal annual installments through November 1, 2024, subject to the Company achieving performance criteria and assuming target payout; and (iv) 7,283 RSUs from Mr. Whalen’s February 1, 2022 equity award issued in fiscal year 2022 which vest in equal annual installments through February 1, 2025, subject to the Company achieving performance criteria and assuming target payout. The RSUs from the annual equity awards issued in fiscal years 2020, 2021, and 2022 for which the performance criteria have not been established as of September 30, 2022 have been treated as outstanding at target for purposes of this table but are not yet treated as granted under ASC Topic 718.

Option Exercises and Stock Vested in Fiscal Year 2022
	Stock Awards(1)
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
François Locoh-Donou	64,997	$13,271,989
Frank Pelzer	25,599	$5,081,792
Tom Fountain	24,874	$5,059,438
Kara Sprague	19,101	$3,873,833
Chad Whalen	20,298	$4,074,929
1.	There were no option exercises in fiscal year 2022.
2.	Amounts reflect the closing price of the Common Stock on the day the stock award vested, multiplied by the number of shares.
Fiscal Year 2022 Proxy Statement	57

Executive Compensation
Potential Payments Upon Termination or Change of Control	Each of our Named Executive Officers is an “at-will” employee, and his or her employment may be terminated at any time with or without cause.

The Company has entered into change of control agreements with Messrs. Locoh-Donou, Pelzer, Fountain and Whalen and Ms. Sprague. These change of control agreements are “double trigger” agreements which provide a protection period of two years after a change of control during which the Named Executive Officer’s annual base salary and annual target incentive bonus cannot be reduced. In addition, each change of control agreement entitles the executive officer to severance benefits if his or her employment with the Company is terminated within two years after a change of control of the Company, unless such termination is (i) due to death or total disability, (ii) by the Company for cause, or (iii) by the executive officer without good reason. The amount of severance payable to Mr. Locoh-Donou will be equal to two times, and in the case of the other Named Executive Officers one time the sum of the executive officer’s (a) annual salary at the highest rate in effect in the 12 months preceding the change of control date and (b) highest annual target incentive bonus in effect in the 12 months preceding the change of control date. In addition, each Named Executive Officer will be entitled to a pro-rata annual bonus for the year in which his or her termination of employment occurs, and payment by the Company of premiums for health insurance benefit continuation for one year after termination of the Named Executive Officer’s employment, outplacement services for a period of up to 12 months with a cost to the Company of up to $25,000, and vesting of equity awards. The change of control agreements do not include a tax gross up payment provision. If payments under the change of control agreements or otherwise would subject a Named Executive Officer to the IRS parachute excise tax, the Company would then either (i) reduce the payments to the largest portion of the payments that would result in no portion of the payments being subject to the parachute excise tax or (ii) pay the full amount of such payments, whichever is better on an after-tax basis for the Named Executive Officer.

For purposes of the change of control agreements, a “change of control” is generally defined as (i) acquisition of beneficial ownership of at least 30% of our outstanding shares; (ii) the incumbent directors or those they approve cease to constitute a majority of the Board of Directors; (iii) a consummation of a reorganization, merger, or consolidation unless, following such transaction: (A) more than 50% of the shares after the transaction are beneficially owned by persons who owned shares prior to the transaction in substantially the same proportions, (B) the incumbent Board members constitute more than 50% of the members of the Board, and (C) no person newly acquires beneficial ownership of at least 30% of the shares; (iv) the sale or other disposition of all or substantially all of our assets unless the conditions described above in (A), (B) and (C) are satisfied with respect to the entity which acquires such assets; or (v) our liquidation or dissolution. In addition, the RSU grant agreements issued to our Named Executive Officers provide that upon certain changes in control of the Company the vesting of outstanding and unvested RSUs will accelerate and such RSUs will become fully vested. Named Executive Officers held no outstanding options as of September 30, 2022.
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Executive Compensation
The following table sets forth an estimate of the payments and benefits that each Named Executive Officer would have received if a change of control of the Company occurred on September 30, 2022 and termination of employment occurred immediately thereafter.
2022 Potential Payments Upon Termination After a Change of Control Table(1)
Name	Benefit	Termination After Change of Control ($)(4)
François Locoh-Donou	Severance amount(2)	4,255,000
	Accelerated vesting of RSUs(3)	12,887,483
	Benefit coverage continuation	29,497
	Outplacement services	25,000
	Total	17,196,980
Frank Pelzer	Severance amount(2)	1,026,000
	Accelerated vesting of RSUs(3)	3,562,095
	Benefit coverage continuation	29,497
	Outplacement services	25,000
	Total	4,642,592
Tom Fountain	Severance amount(2)	1,120,000
	Accelerated vesting of RSUs(3)	4,789,405
	Benefit coverage continuation	29,497
	Outplacement services	25,000
	Total	5,963,902
Kara Sprague	Severance amount(2)	950,000
	Accelerated vesting of RSUs(3)	4,072,123
	Benefit coverage continuation	29,497
	Outplacement services	25,000
	Total	5,076,620
Chad Whalen	Severance amount(2)	960,000
	Accelerated vesting of RSUs(3)	6,341,345
	Benefit coverage continuation	29,497
	Outplacement services	25,000
	Total	7,355,842
1.
Assumes termination and change in control occurred on September 30, 2022. Because termination of employment is assumed to have occurred on September 30, 2022 (the end of the fiscal year), the prorated bonus otherwise payable upon a termination without cause or for good reason is not reflected in the table above. Payments and benefits provided on a nondiscriminatory basis to employees upon termination of employment are also not set forth in the table including accrued salary, accrued but unused paid time off and distributions of plan balances under our 401(k) plan.

2.	The severance amount is the product of (a) annual salary and annual target incentive bonus, times (b) two for Mr. Locoh-Donou and one for the other Named Executive Officers.
3.	Calculated by multiplying the number of unvested RSUs (assuming performance-based RSUs at target) held by the NEO by the closing price of the Common Stock ($144.73) on September 30, 2022.
4.
Amounts in the column “Termination after Change in Control” reflect amounts payable to the NEOs if terminated within two years after a change of control. Note that the acceleration of RSUs occurs upon a Change of Control regardless of whether employment is terminated.

Fiscal Year 2022 Proxy Statement	59

Executive Compensation
Mr. Locoh-Donou’s employment is at-will and if the Company terminates Mr. Locoh-Donou’s employment without cause or he terminates his employment for good reason as defined in his employment offer letter, the Company will provide to Mr. Locoh-Donou: (1) an amount equal to his first year base salary and his executive cash incentive compensation calculated at target and (2) at the Company’s discretion, either (a) vesting of Mr. Locoh-Donou’s equity scheduled to vest in the six months following the termination date or (b) the payment of cash equal to the value of such equity as of the termination date. If on September 30, 2022 Mr. Locoh-Donou’s employment had been terminated without cause or he terminated his employment for good reason, he would have been paid severance of $1,794,567 and the RSUs scheduled to vest from October 1, 2022 through March 31, 2023 would at the Company’s discretion either vest or the Company would pay Mr. Locoh-Donou the cash value of such RSUs. 10,922 service-based RSUs and 26,800 performance-based RSUs would have vested in the six-month period following September 30, 2022 with such aggregate 37,722 RSUs valued at $5,459,505 based on the closing price of Common Stock as of September 30, 2022 ($144.73). Such payments are all contingent on Mr. Locoh-Donou’s compliance with certain non-competition restrictions for a period of 12 months following termination of employment described in his offer letter and his execution and the effectiveness of an appropriate general release of claims. The term “cause” shall have the meaning as defined in the change of control agreement referenced above and “good reason” shall have the meaning as defined in his offer letter. In no case shall Mr. Locoh-Donou be entitled to termination payments under both the offer letter and the change of control agreement.
Pay Ratio
As provided for by the Dodd-Frank Wall Street Reform and Consumer Protection Act, the SEC adopted a rule requiring companies to disclose the ratio of the median employee’s annual total compensation relative to the annual total compensation of the CEO. As disclosed in the “Summary Compensation Table” above, the fiscal year 2022 annual total compensation for our CEO was $12,823,862. We estimate that the fiscal year 2022 annual total compensation for the median of all employees, excluding our CEO, was $145,243. The resulting ratio of our CEO’s annual total compensation to that of the median of all employees, excluding our CEO, for fiscal year 2022 is 88 to 1.

We identified the median employee by (i) aggregating for each employee employed on September 30, 2022 (A) annual base salary for salaried employees or hourly rate multiplied by estimated work schedule for hourly and seasonal employees, in each case annualized for newly-hired employees, (B) target incentive compensation and (C) grant date fair market value of equity compensation, (ii) converting amounts from local currency to U.S. dollars and (iii) ranking this compensation measure for our employees other than our CEO from lowest to highest. We identified seven employees with the same median target compensation calculated as described in the preceding sentence. We calculated annual total compensation for the seven median employees using the same methodology used to calculate the “Total” column of the “Summary Compensation Table” and selected the median employee of the seven.
The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.
60	Fiscal Year 2022 Proxy Statement

Executive Compensation
Report of the Audit & risk oversight Committee
The Audit & Risk Oversight Committee (the Audit Committee) consists of directors, each of whom, in the judgment of the Board of Directors, is an “independent director” as defined in the Nasdaq Listing Rules. The Audit Committee acts pursuant to a written charter that has been adopted by the Board of Directors. The Audit Committee charter is available on the “Company — Investor Relations — ESG—Governance Documents” section of the Company’s website, located at https://s23.q4cdn.com/171843108/files/doc_governance/2021/F5-Audit-and-Risk-Oversight-
Committee-Charter-Final-October-2021.pdf.

On behalf of the Board of Directors, the Audit Committee oversees the Company’s financial reporting process and its internal controls over financial reporting, areas for which management has the primary responsibility. PricewaterhouseCoopers LLP, the independent registered public accounting firm (the “Auditors”), is responsible for expressing an opinion as to the conformity of the audited financial statements with accounting principles generally accepted in the United States of America and for issuing the Auditors’ opinion on the effectiveness of the Company’s internal controls over financial reporting. The Audit Committee oversees procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. In conjunction with its oversight of major risks to the Company, the Audit Committee receives periodic updates on risk topics from Company leaders, including the Company’s Chief Information Security Officer and Chief Information Officer on technology risks and the status of the Company’s cybersecurity posture and risk mitigation efforts.
In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the Auditors the audited financial statements and the quarterly unaudited financial statements of the Company for the fiscal year ended September 30, 2022, matters relating to the Company’s internal controls over financial reporting, and the processes that support certifications of the financial statements by the Company’s Chief Executive Officer and Chief Financial Officer.
The Audit Committee discussed with the Auditors the overall scope and plans for the annual audit. The Audit Committee meets with the Auditors, with and without management present, to discuss the results of their examinations, their consideration of the Company’s internal controls in connection with their audit, and the overall quality of the Company’s financial reporting.
The Audit Committee reviewed with the Auditors their judgments as to the quality and acceptability of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. The Audit Committee has discussed and reviewed with the Auditors all matters required to be discussed by Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission (the “SEC”).
The Audit Committee has received the written disclosures and the letter from the Auditors required by applicable requirements of the PCAOB regarding the Auditors’ communications with the Audit Committee concerning independence, and has discussed with the Auditors the Auditors’ independence.
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Executive Compensation
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended September 30, 2022 be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2022 for filing with the SEC. The Audit Committee has also selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023. The Board of Directors is recommending that shareholders ratify this selection at the Annual Meeting.
Respectfully submitted,
Marianne N. Budnik Elizabeth L. Buse Michael L. Dreyer Peter S. Klein, Chair Michael F. Montoya Marie E. Myers Sripada Shivananda
Fees Paid to Pricewater- houseCoopers LLP	The following is a summary of the fees billed to the Company by PricewaterhouseCoopers LLP for professional services rendered for the fiscal years ended September 30, 2022 and 2021:
	Years Ended September 30,
Fee Category	2022	2021
Audit Fees	$3,950,336	$4,222,098
Audit-Related Fees	$275,000	$25,000
Tax Fees	$314,915	$179,000
All Other Fees	$992	$10,490
Total Fees	$4,541,243	$4,436,588
Audit Fees. Consists of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements, review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings.
Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” These services include accounting consultations in connection with financial accounting and reporting standards, due diligence services in connection with acquisitions, and other services related to registration statements and public offerings.
Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice, and tax planning. These services include assistance regarding federal, state, and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning.
All Other Fees. Consists of software licensing fees for accounting research tools.
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Executive Compensation
Audit & Risk Oversight Committee Pre-Approval Procedures
The Audit Committee meets with our independent registered public accounting firm to approve the annual scope of accounting services to be performed and the related fee estimates. The Audit Committee also meets with our independent registered public accounting firm, on a quarterly basis, following completion of its quarterly reviews and annual audit and prior to our earnings announcements, to review the results of its work. During the course of the year, the Chairman of the Audit Committee has the authority to pre-approve requests for services that were not approved in the annual pre-approval process. The Chairman of the Audit Committee reports any interim pre-approvals at the following quarterly meeting. At each of the meetings, management and our independent registered public accounting firm update the Audit Committee with material changes to any service engagement and related fee estimates as compared to amounts previously approved. During fiscal years 2021 and 2022, all services performed by PricewaterhouseCoopers LLP for the Company were pre-approved by the Audit Committee in accordance with the foregoing procedures.

Annual Independence Determination
The Audit Committee considered whether the provision of non-audit services is compatible with the principal accountants’ independence and concluded that the provision of non-audit services is and has been compatible with maintaining the independence of the Company’s external auditors.

Fiscal Year 2022 Proxy Statement	63

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information regarding the beneficial ownership of shares of Common Stock as of January 4, 2023 by (a) each person known to the Company to own beneficially more than 5% of outstanding shares of Common Stock on January 4, 2023, (b) each director and nominee for director of the Company, (c) the NEOs, as defined herein, and (d) all directors and executive officers as a group. The information in this table is based solely on statements in filings with the SEC or other reliable information.
Name and Address(1)	Number of Shares of Common Stock Beneficially Owned(2)	Percent of Common Stock Outstanding(2)
BlackRock, Inc.(3) 55 East 52nd Street, New York, New York 10055	4,952,683	8.24%
The Vanguard Group(4) 100 Vanguard Blvd., Malvern, PA 19355	6,733,413	11.20%
Wellington Management Group LLP(5) 280 Congress Street Boston, MA 02210	6,158,549	10.24%
Hotchkis & Wiley Capital Management, LLC(6) 601 S. Figueroa Street 39th Fl, Los Angeles, CA 90017	3,241,618	5.39%
François Locoh-Donou(7)	117,918	*
Frank Pelzer(8)	27,156	*
Tom Fountain(9)	13,583	*
Kara Sprague(10)	46,072	*
Chad Whalen(11)	16,910	*
Sandra E. Bergeron	5,946	*
Marianne N. Budnik	0	*
Elizabeth L. Buse	2,162	*
Michael L. Dreyer	6,825	*
Alan J. Higginson	11,665	*
Peter S. Klein	11,182	*
Nikhil Mehta	5,758	*
Michael F. Montoya	1,210	*
Marie E. Myers	3,825	*
James M. Phillips	214	*
Sripada Shivananda	3,130	*
All directors and executive officers as a group (21 people)(12)	359,505	*
*	less than 1%.
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Security Ownership of Certain Beneficial Owners and Management
1.	Unless otherwise indicated, the address of each of the named individuals is c/o F5, Inc., 801 Fifth Avenue, Seattle, Washington 98104.
2.
Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire beneficial ownership within 60 days after January 4, 2023. Except as otherwise noted, to the Company’s knowledge each person or entity has sole voting and investment power with respect to the shares shown.

3.	As reported by BlackRock, Inc. in a Schedule 13G/A filed on February 1, 2022.
4.	As reported by The Vanguard Group in a Schedule 13G/A filed on February 10, 2022.
5.	As reported by Wellington Management Group LLP in a Schedule 13G/A filed on February 4, 2022.
6.	As reported by Hotchkis & Wiley Capital Management, LCC in a Schedule 13G filed on February 11, 2022
7.
Includes 6,784 shares of Common Stock underlying RSUs granted under the F5, Inc. Incentive Plan that are issuable within 60 days of January 4, 2023. This does not include the shares of Common Stock underlying RSUs which are subject to future performance-based vesting as set forth in footnotes (3) and (4) to the Grants of Plan-Based Awards in Fiscal Year 2022 Table.

8.
Includes 2,117 shares of Common Stock underlying RSUs granted under the F5, Inc. Incentive Plan that are issuable within 60 days of January 4, 2023. This does not include the shares of Common Stock underlying RSUs which are subject to future performance-based vesting as set forth in footnotes (3) and (4) to the Grants of Plan-Based Awards in Fiscal Year 2022 Table.

9.
Composed of 2,830 shares of Common Stock underlying RSUs granted under the F5, Inc. Incentive Plan that are issuable within 60 days of January 4, 2023. This does not include the shares of Common Stock underlying RSUs which are subject to future performance-based vesting as set forth in footnotes (3) and (4) to the Grants of Plan-Based Awards in Fiscal Year 2022 Table.

10.
Includes 2,592 shares of Common Stock underlying RSUs granted under the F5, Inc. Incentive Plan that are issuable within 60 days of January 4, 2023. This does not include the shares of Common Stock underlying RSUs which are subject to future performance-based vesting as set forth in footnotes (3) and (4) to the Grants of Plan-Based Awards in Fiscal Year 2022 Table.

11.
Composed of 4,938 shares of Common Stock underlying RSUs granted under the F5, Inc. Incentive Plan that are issuable within 60 days of January 4, 2023. This does not include the shares of Common Stock underlying RSUs which are subject to future performance-based vesting as set forth in footnotes (3) and (4) to the Grants of Plan-Based Awards in Fiscal Year 2022 Table.

12.
Directors and current executive officers as of January 4, 2023. Includes 31,557 shares of Common Stock underlying RSUs granted under the F5, Inc. Incentive Plan that are issuable within 60 days of January 4, 2023. This does not include the shares of Common Stock underlying RSUs which are subject to future performance-based vesting as set forth in footnotes (3) and (4) to the Grants of Plan-Based Awards in Fiscal Year 2022 Table.

Fiscal Year 2022 Proxy Statement	65

Proposal one:
Election of Eleven Directors
At the Annual Meeting, the shareholders will vote on the election of eleven directors nominated by the Board of Directors to serve until the Annual Meeting of Shareholders for fiscal year 2023, and until their successors are elected and qualified. The Board of Directors has nominated Marianne N. Budnik, Elizabeth L. Buse, Michael L. Dreyer, Alan J. Higginson, Peter S. Klein, François Locoh-Donou, Nikhil Mehta, Michael F. Montoya, Marie E. Myers, James M. Phillips, and Sripada Shivananda for election to the Board of Directors. The nominees indicated that they are willing and able to serve as directors. If a nominee becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board of Directors. At the Annual Meeting, the proxies being solicited will be voted for no more than eleven nominees.
Majority Vote Standard for Director Election
The Company’s Bylaws require that in an uncontested election each director will be elected by the vote of the majority of the votes cast. A majority of votes cast means that the number of shares cast “FOR” a director’s election exceeds the number of votes cast “AGAINST” that director. A share whose ballot is marked as withheld, which is otherwise present at the meeting but for which there is an abstention, or to which a shareholder gives no authority or direction shall not be considered a vote cast. In a contested election, the directors will be elected by the vote of a plurality of the votes cast. A contested election is one in which the number of nominees exceeds the number of directors to be elected.

In an uncontested election, a nominee who does not receive a majority vote will not be elected. Except as explained in the next paragraph, an incumbent director who is not elected because he or she does not receive a majority vote will continue to serve as a holdover director until the earliest of: (a) 90 days after the date on which an inspector determines the voting results as to that director; (b) the date on which the Board of Directors appoints an individual to fill the office held by that director; or (c) the date of the director’s resignation.
The Board of Directors may fill any vacancy resulting from the non-election of a director as provided in our Bylaws. The Nominating and ESG Committee will consider promptly whether to fill the office of a nominee who fails to receive a majority vote in an uncontested election and make a recommendation to the Board of Directors about filling the office. The Board of Directors will act on the Nominating and ESG Committee’s recommendation and within 90 days after the certification of the shareholder vote will disclose publicly its decision. No director who fails to receive a majority vote in an uncontested election will participate in the Nominating and ESG Committee’s recommendation or the Board of Directors’ decision about filling the vacancy.
For additional information, the complete Bylaws are available on our website at www.f5.com under the “Company — Investor Relations — ESG — Governance Documents” section.

The Board of Directors recommends a vote “FOR” the election of all of the nominees.
66	Fiscal Year 2022 Proxy Statement

Proposal two:
Approval of the Incentive Plan as Amended and Restated
At the Annual Meeting, the shareholders of the Company will be asked to approve the F5, Inc. Incentive Plan as amended and restated (Amended Plan), which amends and restates the F5, Inc. Incentive Plan (Plan). The primary change in the Amended Plan is to increase the number of shares of Common Stock available for issuance under the Plan by 4,500,000 shares.
The Plan is the Company’s primary equity incentive plan and grants under the Plan are critical incentives to recruit and retain talent for the Company. The Company has a broad-based program of making equity awards under the plan to most employees.
•	Grants to the CEO and executives reporting to the CEO only account for 14% of grants made under the Plan.
•	We estimate the additional shares plus the shares available will last for approximately two years.
•	As of January 4, 2023, 497,490 shares remained available for the future grant of equity awards under the Plan (assuming outstanding unearned performance-based RSU awards are earned at 200% maximum).
The Amended Plan was approved by the Board of Directors on January 20, 2023 and will become effective upon receipt of the shareholders’ approval at the Annual Meeting. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company represented and voting on the proposal at the Annual Meeting is required to adopt the Amended Plan.
In setting the number of proposed additional shares issuable under the Amended Plan, the Compensation Committee and the Board considered a number of factors including: shares currently available under the Plan and how long the shares available (both currently and assuming the approval by the shareholders of this Proposal TWO) are expected to last; historical equity award granting practices; impact of equity awards under the Plan; and expected value transfer and dilution. In addition, the Company considered the shareholder value transfer and dilution policies of certain major proxy advisory firms. Based upon current projections, the Company is asking for shares sufficient for grants until the Annual Meeting for fiscal year 2024 to be held in March 2025. As discussed below, this share request is consistent with our prior historical run rate which has been consistent with our broad-based grant practices, employee population growth both organically and through strategic acquisitions that are accelerating the Company’s overall strategy, and in response to competitive requirements to attract and retain key talent.
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Approval of the Incentive Plan as Amended and Restated
Factors shareholders should consider
•
How equity ties to the Company business strategy: The Board of Directors believes that broad employee participation in the Plan serves to more tightly align Company and individual employee objectives with shareholder objectives both by encouraging employees to also be shareholders and by enabling employees to benefit directly when the Company’s stock price appreciates over time. Broad employee participation in the Plan also aligns with the Company’s culture which emphasizes equity as a fundamental part of the way it does business. Further, the Board of Directors believes that shares provided by the Plan are an important component in its ability to attract and retain talented employees. The proposed increase in the number of shares under the Plan is not required or intended to cover awards previously made under the Plan. As such, no new plan benefits have been granted to date, and future awards under the Amended Plan are not yet determinable. In the event that the required votes to approve the Amended Plan are not obtained, the Amended Plan will not become effective and the Company will continue to make grants of awards pursuant to the terms of the Plan as currently in effect and subject to applicable law. However, the shares requested in this proposal are critical to the Company’s continued ability to make grants under the Plan in a manner that would enable it to remain competitive with its peers. A reduced ability to make grants under the Plan would adversely impact the Company’s ability to attract and retain talent and its ability to execute its strategic goals.

•	The plan is broad-based: In 2022 approximately 86% of the total grants went to non-executive officer employees.
•
The company has a strong repurchase program: During 2020 – 2022 the Company repurchased approximately 5,912,236 shares. A portion of this repurchase program was used to offset dilution from our equity compensation plans.

•
Very reasonable burn rate and dilution: We have discussed burn rate and dilution in more detail below. Our average yearly burn rate is approximately 2.31%. This compares favorably with the median burn rate of our peer group based on publicly available information. Our total voting power dilution (including the 4,500,000 additional shares) is approximately 11.66%.

Burn Rate and Dilution
In fiscal years 2020 to 2022, the Company used 4,202,510 of the shares authorized under the Plan to make equity awards (assuming performance-based RSU awards are earned at target). The approximate annual “run rate” for fiscal years 2020 to 2022 was on average 2.31% per year, based on the average number of shares subject to all equity awards made under the Plan during each of the three fiscal year periods (assuming performance-based RSU awards are earned at target) divided by the average number of shares of Common Stock outstanding as reported in the Form 10-Ks for each of the three fiscal year end periods.
Based on 60,117,626 (A) shares outstanding as of January 4, 2023, if all 2,937,351 (B) shares subject to outstanding awards under all equity compensation plans and all 497,490 (C) shares available for future awards under all equity compensation plans are ultimately issued, the shareholder dilution would be 5.40%. (Both outstanding and remaining shares available set forth in the preceding sentence were determined assuming outstanding unearned performance-based RSU awards are earned at 200% maximum.) If all of the additional 4,500,000 (D) shares authorized by the Amended Plan are also ultimately issued, the shareholder dilution would be 11.66%. [5.40% dilution = (B+C)/(A+B+C)] [11.66% dilution = (B+C+D)/(A+B+C+D)]. In fiscal years 2020, 2021 and 2022 F5 repurchased 799,495, 2,501,279 and 2,611,462 shares respectively for a total of 5,912,236 shares in accordance with its share repurchase program. Purchases under our share repurchase program (as described in our Annual Report on Form 10-K) have enabled us to mitigate the true dilutive effect of past awards under our equity plans. The corollary impact of the share repurchase plan is
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Approval of the Incentive Plan as Amended and Restated
to reduce the Company shares outstanding that would otherwise be represented in the run rate and shareholder dilution calculations. The following table illustrates the impact of the share repurchase program on our annual run rate and shareholder dilution calculations for fiscal years 2020 to 2022:
	Current Status Reflecting Share Repurchase Program	Excluding Impact of Share Repurchase Program
Annual Run Rate	2.31%	2.24%
Shareholder Dilution	5.40%	4.94%
Shareholder Dilution (including additional 4,500,000 shares for Amended Plan)	11.66%	10.73%
We believe that the annual run rate and shareholder dilution impacts for the Amended Plan are consistent with our peers and reasonable in relation to the importance of the Amended Plan to the Company’s talent practices and operations.
Summary of the Plan
A copy of the Amended Plan is attached to this Proxy Statement as Appendix A and is incorporated herein by reference. The following description is a summary and does not purport to be a complete description and is qualified in its entirety by reference to the text of the Amended Plan set forth in Appendix A. See Appendix A for more detailed information.

General. The Plan provides for grants of nonstatutory stock options (NSOs), which are options that do not qualify as incentive stock options under Section 422 of the Code, and stock units to employees, including officers, or directors of and consultants to the Company or any affiliate of the Company. The Plan in addition to providing for such awards also specifically provides for performance shares, performance units, stock awards, stock appreciation rights, and other cash-based awards or incentives payable in cash or in shares. The Plan also permits substitute awards in connection with a transaction without such awards reducing the number of shares available for new awards under the Plan. As of January 4, 2023, approximately 7,081 employees and 11 non-employee directors are eligible to participate in the Plan. Shares subject to awards that have lapsed or terminated, without having been exercised in full, may again become available for the grant of awards under the Plan. The Plan does not include an automatic share replenishment (“evergreen”) feature.
The Board of Directors or a committee appointed by the Board of Directors (in either case, the “Administrator”) administers the Plan. The Administrator has broad discretionary authority to determine which recipients and what types of awards are to be granted, including the exercise price, if any, applicable to awards, the number of shares subject to awards, the vesting and/or exercisability of awards and any other terms and conditions (including forfeiture conditions) that apply to awards. Any award may be granted either alone or in tandem with other awards.
The Board of Directors may amend the Plan provided that no amendment will be effective unless approved by the shareholders of the Company if shareholder approval is necessary to satisfy applicable laws or stock exchange listing requirements. In addition, shareholder approval is required if the exercise price of any outstanding option is to be reduced (other than as a result of certain adjustments to outstanding awards to reflect corporate capital transactions, such as stock splits, a change in control of the Company or other reorganizations). The Amended Plan provides for termination on March 13, 2029, unless the Plan is terminated sooner by the Board of Directors.
If any change is made to the Common Stock without receipt of consideration by the Company (through merger, reorganization, stock split, stock dividend, combination of shares, or similar change to the capital structure), the Plan and each outstanding award will be appropriately adjusted in (1) the number and kind of shares subject to the Plan, (2) the share limitations set forth
Fiscal Year 2022 Proxy Statement	69

Approval of the Incentive Plan as Amended and Restated
in the Plan (including the limit of 2,000,000 shares that may be granted to any employee in any fiscal year), (3) the number and kind of shares covered by each outstanding award, and (4) the exercise or purchase price per share subject to each outstanding award.
Certain Limitations. Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid during any single year to certain executive officers. Prior to the Tax Cuts and Jobs Act of 2017, there was an exception to such tax deduction limitation for certain “performance-based compensation” that met the requirements specified in Section 162(m) of the Code and the regulations thereunder in effect prior to the Tax Cuts and Jobs Act of 2017 (Prior 162(m)). The Plan provides that no employee may be granted awards under the Plan covering more than 2,000,000 shares in any fiscal year, whether or not such awards are intended to be treated as performance-based compensation under Prior 162(m). The Plan also provides that no employee may be granted a cash award intended to be treated as performance-based compensation under Prior 162(m) of more than five million dollars in any fiscal year.
Options. Any Options granted under the Plan are NSOs. The term of options granted under the Plan may not exceed 10 years. An optionee may not transfer options other than by will or the laws of descent or distribution. The per share exercise price of all options must be at least equal to the fair market value of a share of Common Stock on the date the option is granted. The closing price of the Common Stock as reported on the Nasdaq Global Select Market on January 4, 2023 was $145.28 per share. The Plan permits payment of an exercise price to be made by cash, check, wire transfer, other shares of Company Common Stock, broker assisted same-day sales, any other form of consideration permitted by applicable law and acceptable to the Board of Directors, or any combination thereof. Options granted under the Plan vest at the rate specified in the option agreement.
Stock Units and Stock Awards. Stock Units under the Plan give the right to receive shares of Common Stock. Stock awards are awards of restricted or unrestricted shares of Common Stock. Each stock unit or stock award agreement will contain provisions regarding (1) the number of shares subject to such award, (2) the purchase price of the shares, if any, and the means of payment for the shares, (3) the performance or other criteria, if any, that will determine the number of shares vested, (4) such terms and conditions on the grant, issuance, vesting and forfeiture of the shares, as applicable, as may be determined from time to time by the Board of Directors or other administrator of the Plan, (5) restrictions on the transferability of the award, and (6) such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Administrator. In the event that a participant’s relationship with the Company terminates, the Company may reacquire any or all of the shares of Common Stock held by the participant that have not vested or which are otherwise subject to forfeiture conditions. Rights under a stock unit or stock award agreement may not be transferred other than by will or by the laws of descent and distribution.
Stock Appreciation Rights. A stock appreciation right (SAR) under the Plan would entitle a participant to receive a payment, in cash, shares of Common Stock, or a combination of both, in an amount equal to the difference between the fair market value of our Common Stock at the time of exercise and the grant price of the award, which may not be lower than the fair market value of our Common Stock on the day of grant. SARs may be exercised during a period of time of up to 10 years after the grant date, as determined by the Administrator. Stock appreciation rights may be granted alone or in tandem with options or in any combination of these forms. Upon exercise of a stock appreciation right, a participant will receive payment in an amount equal to the product of the excess of the fair market value of a share of our Common Stock on the date of exercise over the base price multiplied by the number of shares of Common Stock with respect to which the stock appreciation right is exercised.
Performance Shares and Performance Units. A grant of performance shares or performance units under the Plan would entitle a participant to receive cash, shares of Common Stock (which may be in the form of restricted stock or stock units), or a combination of both, based on the degree of
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Approval of the Incentive Plan as Amended and Restated
achievement of pre-established performance criteria over a performance period, as determined by the Administrator. The Administrator has discretion to determine the terms of any award of performance shares or performance units, including the maximum amount payable (subject to the Amended Plan’s stated limits), the performance period, performance criteria (which may be based on Company, group, unit, individual or other performance), and level of achievement versus these criteria, the timing of any payment, restrictions on an award of performance shares or performance units prior to actual payment, forfeiture provisions, and any other terms and conditions consistent with the Amended Plan.
Qualifying Performance Criteria. The Administrator may establish performance criteria and the level of achievement versus such criteria that determines the number of shares of Common Stock to be granted, retained, vested, issued, or issuable under or in settlement of or the amount payable pursuant to an award, which criteria may be based on qualifying performance criteria or other criteria based on Company, group, unit, individual, or other performance. The number of shares issued under or the amount paid under an award may be adjusted by the Administrator on the basis of such further considerations as the Administrator in its sole discretion shall determine.
Qualifying performance criteria may be any one or more of the following performance criteria: revenue; earnings before all or any of interest expense, taxes, depreciation and amortization; cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); working capital; earnings per share; net worth; operating income (including or excluding depreciation, amortization, extraordinary items, restructuring charges or other expenses); sales (net, gross or growth measured by product line, territory, customers, or other category); market share; operating margins; profits; profit margins; peer group performance; return on equity; stock price appreciation; total shareholder return; industry indices; costs; cost control; capital expenditures; strategic initiatives; market share; net income; achievement of balance sheet or income statement objectives; customer satisfaction, employee satisfaction, services performance, cash management or asset management metrics; or profitability of an identifiable business unit or product.
The qualifying performance criteria may be applied either individually, alternatively, or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either annually, cumulatively over a period of years, or other period as determined by the Committee, on an absolute basis or relative to a pre-established target, to a previous year’s results or to a designated comparison group. In addition, the Administrator may provide that qualifying performance criteria be adjusted as determined appropriate by the Administrator including, without limitation, to reflect extraordinary, unusual, or infrequently occurring events, transactions, or other items; acquired, discontinued or disposed operations; effects of changes in accounting principles, tax or other laws or requirements; regulatory capital requirements; or similar events or circumstances.
The Amended Plan provides that it is not intended to modify in any material respect any award pursuant to a written binding contract in effect on November 2, 2017 that is intended to be “performance-based compensation” under Prior Section 162(m) of the Code.
No Repricing without Shareholder Approval. The Plan also provides that options and stock appreciation rights may not be repriced without shareholder approval, subject to the Plan’s adjustment provisions for changes in capitalization, such as stock splits, a change in control of the Company or other transactions.
Non-US Jurisdictions. Under the Plan, the Administrator specifically has the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of countries or jurisdictions other than the United States to ensure the viability of the benefits from awards granted to participants employed or providing services in such countries or jurisdictions, meet the requirements that permit the Plan to operate in a qualified or tax-efficient manner, comply with applicable laws or regulations outside the United States and meet the objectives of the Plan.
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Approval of the Incentive Plan as Amended and Restated
Transaction Adjustments. Subject to the provisions of any award agreement, upon certain changes in control of the Company as provided under the Plan, the surviving entity will either assume or substitute all outstanding awards under the Plan. If the surviving entity determines not to assume or substitute these awards, then with respect to persons whose service with the Company or any affiliate of the Company has not terminated before the change in control, the vesting of 50% of these awards (and the time during which these awards may be exercised) will accelerate and the awards will terminate if not exercised before the change in control.
Holding Period. As part of the Company’s stock ownership guidelines, the Company executives will be required to retain the net shares received as the result of the vesting of RSUs granted during fiscal year 2022 or thereafter for a minimum period of one year after such vesting, which encourages alignment of long-term incentives between executives and shareholders.
Awards Granted to Certain Persons. All awards to directors, executive officers, and employees under the Plan are made at the discretion of the Administrator. Therefore, the benefits and amounts that will be received or allocated under the Amended Plan are not determinable at this time. No awards have been granted that are contingent on the approval of the Amended Plan. As of January 4, 2023, there were (i) no shares of Common Stock subject to outstanding options; and (ii) 2,573,889 shares of Common Stock subject to outstanding unvested stock units (assuming outstanding unearned performance-based RSU awards are earned at 200% maximum).
Since the initial approval of the Plan in 2005 through January 4, 2023, the following number of restricted stock units (RSUs) and stock options have been granted under the Plan to the individuals and groups described in the table. The table below reflects RSUs and stock options granted without regard to any later forfeiture of such RSUs or stock options.
Name and Position/Group	Number of RSUs Granted	Number of Options Granted
François Locoh-Donou President and Chief Executive Officer	428,794	0
Frank Pelzer Executive VP and Chief Financial Officer	113,100	0
Tom Fountain Executive VP of Global Services and Chief Strategy Officer	124,336	0
Kara Sprague Executive VP and Chief Product Officer	109,957	0
Chad Whalen Executive VP of Worldwide Sales	113,692	0
Executive Group	3,727,296	0
Non-Executive Director Group	428,744	75,000
Non-Executive Officer Employee Group	20,525,338	0
Certain Federal Income Tax Consequences
THE FOLLOWING SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES IS BASED UPON EXISTING STATUTES, REGULATIONS AND INTERPRETATIONS THEREOF. THE APPLICABLE RULES ARE COMPLEX, AND INCOME TAX CONSEQUENCES MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF EACH PLAN PARTICIPANT. THIS PROXY STATEMENT DESCRIBES FEDERAL INCOME TAX CONSEQUENCES OF GENERAL APPLICABILITY, BUT DOES NOT PURPORT TO DESCRIBE PARTICULAR CONSEQUENCES TO EACH INDIVIDUAL PLAN PARTICIPANT, OR FOREIGN, STATE, OR LOCAL INCOME TAX CONSEQUENCES, WHICH MAY DIFFER FROM THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES.

Stock option grants under the Plan are intended to be NSOs. Generally, no federal income tax is payable by a participant upon the grant of a stock option and no deduction is taken by the
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Company at that time. Under current tax laws, if a participant exercises a NSO as to vested shares (meaning, shares that are not subject to a substantial risk of forfeiture as further described below), he or she will recognize compensation income equal to the difference between the fair market value of the Common Stock on the exercise date and the stock option exercise price. The Company will be entitled to a corresponding deduction on its income tax return. Options granted under the Plan will generally not permit recipients to exercise the options as to unvested shares.
Generally, recipients of stock units, stock awards or performance shares (to the extent such awards are unvested at the time of grant) do not recognize income at the time of the grant of such awards. However, income tax is paid on the value of the stock at ordinary income rates when shares are no longer subject to a “substantial risk of forfeiture” or the units are converted to shares of Common Stock no longer subject to a “substantial risk of forfeiture,” and then at capital gain rates when the shares are sold. In certain cases, the participant may be eligible to make an election under Section 83(b) of the Code, in which case the timing of the tax recognition event and the amount of income recognized will differ from that described above.
A recipient of a performance unit or contingent right to cash generally will not have taxable income upon such grant. Taxation will generally occur when the performance unit or cash become payable. At that time, the recipient will generally recognize ordinary income equal to the amount then paid.
Section 162(m) Limitations. As discussed above, as a public company, the Company is subject to the tax-deduction rule of Section 162(m) of the Code (generally applicable to compensation in excess of $1 million paid to certain of the Company’s executive officers during any year other than certain grandfathered payments pursuant to written binding contracts in effect on November 2, 2017).
Section 409A of the Code. If an award under the Plan constitutes nonqualified deferred compensation that is subject to Section 409A of the Code, certain requirements must be met (e.g., rules regarding deferral elections, distributions, and acceleration of benefits). If the requirements are not satisfied, the participant may have to include an amount in income currently (or, if later, when no longer subject to a substantial risk of forfeiture), and may be subject to an additional tax equal to 20% of the amount included in income plus interest from the date of deferral (at the IRS underpayment rate plus 1%). NSOs are generally exempted from the requirements of Section 409A of the Code if certain requirements are satisfied (e.g., if the exercise price can never be less than the fair market value of the stock on the grant date).
To the extent that the payments or benefits provided under the Plan are considered deferred compensation subject to Section 409A of the Code, the Company intends for the Plan to comply with the standards for nonqualified deferred compensation established by Section 409A and the Plan includes language regarding compliance with Section 409A.
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Approval of the Incentive Plan as Amended and Restated
Equity Compensation Plan Information	The following table provides information as of September 30, 2022 with respect to the shares of Common Stock that may be issued under the Company’s existing equity compensation plans.
	Column A	Column B	Column C
Plan Category	Number of securities to be issued upon exercise of outstanding options and rights	Weighted- average exercise price of outstanding options and rights	Number of securities remaining available for future issuance under equity compensation plans (total securities authorized but unissued under the plans, less Column A)
Equity compensation plans approved by security holders(1)	1,745,790(2)	$33.34(3)	2,805,029(4)
Equity compensation plans not approved by security holders(5)	231,501(6)	--	--
Total(7)	1,977,291	$33.34	2,805,029
1.
Consists of the F5, Inc. Incentive Plan, the F5 Networks, Inc. Assumed Nginx Inc. 2011 Share Plan (the “Assumed Nginx Plan”), the F5 Networks, Inc. Assumed Shape 2011 Stock Plan (the “Assumed Shape Plan”), and the F5 Networks, Inc. Assumed Volterra 2017 Stock Plan (the “Assumed Volterra Plan”). The Company terminated the Assumed Nginx Plan effective October 31, 2019 and no additional shares may be issued from the Assumed Nginx Plan. The Company terminated the Assumed Shape Plan effective December 28, 2020 and no additional shares may be issued from the Assumed Shape Plan. The Company terminated the Assumed Volterra Plan effective October 29, 2021 and no additional shares may be issued from the Assumed Volterra Plan.

2.
Includes 16,295 shares issuable upon exercise of outstanding options and 2,997 shares issuable upon vesting of outstanding RSUs granted under the Assumed Nginx Plan, 79,508 shares issuable upon exercise of outstanding options and 1,443 shares issuable upon vesting of outstanding RSUs granted under the Assumed Shape Plan, 68,993 shares issuable upon exercise of outstanding options and 17,934 shares issuable upon vesting of outstanding RSUs granted under the Assumed Volterra Plan, and 1,558,620 shares issuable upon vesting of outstanding RSUs granted under the F5, Inc. Incentive Plan. Also included are performance-based RSU awards reported as outstanding at maximum achievement — 200% of the target award.

3.	The weighted-average exercise price does not take into account the shares issuable upon vesting of outstanding RSUs, including performance-based RSU awards, which have no exercise price.
4.	Includes 945,136 shares reserved for issuance under the 2011 Employee Stock Purchase Plan (ESPP).
5.
Consists of the F5 Networks, Inc. Nginx Acquisition Equity Incentive Plan (the “Nginx Acquisition Plan”), the F5 Networks, Inc. Shape Acquisition Equity Incentive Plan (the “Shape Acquisition Plan”), the F5 Networks, Inc. Threat Stack Acquisition Equity Incentive Plan (the “Threat Stack Acquisition Plan”), and the F5 Networks, Inc. Volterra Acquisition Equity Incentive Plan (the “Volterra Acquisition Plan”). The material features of each of these equity compensation plans are set forth in Note 11 in our financial statements, “Summary of Significant Accounting Policies — Stock-based Compensation” included in our Annual Report to Shareholders on Form 10-K for the year ended September 30, 2022. The Company terminated the Traffix 2007 Plan effective January 3, 2014 and no additional shares may be issued from the Traffix 2007 Plan. The Company terminated the Nginx Acquisition Plan effective October 31, 2019 and no additional shares may be issued from the Nginx Acquisition Plan. The Company terminated the Shape Acquisition Plan effective December 28, 2020 and no additional shares may be issued from the Shape Acquisition Plan. The Company terminated the Threat Stack Acquisition Plan effective January 10, 2022 and no additional shares may be issued from the Threat Stack Acquisition Plan. The Company terminated the Volterra Acquisition Plan effective October 29, 2021 and no additional shares may be issued from the Volterra Acquisition Plan.

6.
Includes 20,923 shares issuable upon vesting of outstanding RSUs granted under the Nginx Acquisition Plan, 83,164 shares issuable upon vesting of outstanding RSUs granted under the Shape Acquisition Plan, 23,534 shares issuable upon vesting of outstanding RSUs granted under the Threat Stack Acquisition Plan, and 103,880 shares issuable upon vesting of outstanding RSUs granted under the Volterra Acquisition Plan.

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7.
As of January 4, 2023, for all equity compensation plans, the number of securities to be issued upon exercise of outstanding options and rights totaled 5,679,619, which includes 149,418 shares issuable upon the vesting of outstanding options at a weighted-average exercise price of $33.45 and a weighted-average remaining option term of 6.18 years, and 2,787,933 shares issuable upon vesting of RSUs (assuming outstanding unearned performance-based RSU awards are earned at 200% maximum). As of January 4, 2023, the number of securities remaining available for future issuance under all equity compensation plans totaled 1,263,620, which includes 766,130 shares reserved for issuance under the ESPP, and 497,490 shares reserved for issuance under the F5, Inc. Incentive Plan (assuming outstanding unearned performance-based RSU awards are earned at 200% maximum).

The Board of Directors recommends a vote “FOR” approval of the F5, Inc. Incentive Plan as amended and restated.
Fiscal Year 2022 Proxy Statement	75

Proposal three:
Approval of the Employee Stock Purchase Plan as Amended and Restated
At the Annual Meeting, the Company’s shareholders are being asked to approve the ESPP as amended and restated to provide for the reservation of 2,000,000 additional shares of Common Stock for issuance thereunder. The ESPP originally authorized the issuance of 2,000,000 shares for purchase and was approved by the Company’s shareholders in May of 1999 and was subsequently amended, with the approval of the Company’s shareholders on April 29, 2004 to increase the shares issuable under the ESPP by 2,000,000 shares and subsequently amended, with the approval of the Company’s shareholders on March 12, 2009 to increase the shares issuable under the ESPP by an additional 2,000,000 shares and subsequently amended, with the approval of the Company’s shareholders on March 12, 2015 to increase the shares issuable under the ESPP by an additional 2,000,000 shares and subsequently amended, with the approval of the company’s shareholders on March 14, 2019 to increase the shares issuable under the ESPP by an additional 2,000,000 shares. As of January 4, 2023, 766,130 shares were available for future purchases. During calendar 2022, employees purchased 422,168 shares under the ESPP. Based upon current trends the Company anticipates it would exhaust the current shares available for purchase under the ESPP in calendar year 2023 or 2024. In accordance with past practices and anticipated participation, the Company is requesting 2,000,000 shares in order to allow it to fund the plan for approximately five (5) additional years. This time period may vary depending on the price of Company’s stock and plan participation. Therefore, the Company believes an increase is prudent to make available sufficient shares for issuance under the ESPP on an ongoing basis. On January 20, 2023, the Board of Directors approved an increase of 2,000,000 shares issuable under the ESPP, subject to shareholder approval. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company represented and voting on this proposal at the Annual Meeting is required to adopt the ESPP as amended and restated. In the event that the required votes to approve the ESPP as amended and restated are not obtained, the amended and restated ESPP will not become effective and the Company will continue to make grants of awards pursuant to the terms of the ESPP as currently in effect and subject to applicable law. On January 4, 2023, the closing price of a share of the Company’s Common Stock as reported on the Nasdaq Global Select Market was $145.28.
The following is a summary of principal features of the ESPP and its operation. A copy of the ESPP, as amended and restated, is attached to this Proxy Statement as Appendix B and is incorporated herein by reference. The following description of the ESPP is a summary and does not purport to be a complete description. See Appendix B for more detailed information.
General The ESPP was adopted by the Board of Directors in April 1999 and amended since that time including to increase the number of shares as described above. In connection with the amendment and restatement of the ESPP, the Board of Directors has reserved a total of 2,000,000 additional shares of Common Stock for issuance thereunder. The Board of Directors believes that, in order to attract qualified employees to the Company and to provide incentives to its current employees, it is necessary to grant its employees the right to purchase Common Stock of the Company pursuant to the ESPP. Accordingly, the shareholders are being asked to approve the amendment and restatement of the ESPP. The ESPP is implemented by offerings and purchase
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periods, each six months in duration, that commence on May 1 and November 1 of each year, or at such other time or times as may be determined by the Board of Directors. The ESPP is intended to qualify under Section 423 of the Code for employees subject to United States tax.
Purpose The purpose of the ESPP is to provide employees (including officers and employee directors) of the Company with an opportunity to purchase Common Stock of the Company through payroll deductions.
Administration The ESPP is administered by the Board of Directors of the Company or a committee appointed by the Board. At the present time, the ESPP is administered by the Compensation Committee of the Board of Directors. All questions of interpretation or application of the ESPP are determined by the Administrator.
Eligibility and Participation Employees (including officers and employee directors) of the Company and its affiliates are eligible to participate in an offering under the ESPP, subject to certain limitations imposed by Section 423(b) of the Code, limitations on stock ownership as set forth in the ESPP and service requirements established by the Company. Currently, the Company limits eligibility to full-time employees who are employed by the Company and designated affiliates five business days prior to the beginning of the offering period and part-time or seasonal employees whose customary employment is less than 20 hours per week or less than 5 months per calendar year do not participate. As of January 4, 2023, approximately 7,081 employees are eligible to participate in the ESPP. No employee shall be granted an option under the ESPP if (i) immediately after the grant such employee would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total voting power or value of all classes of stock of the Company or its subsidiaries, or (ii) such option would permit such employee to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds $25,000 of fair market value of such stock for each calendar year in which such option is outstanding at any time.
Eligible employees become participants in the ESPP by enrolling and authorizing payroll deductions prior to the applicable offering period. Payroll deductions generally commence on the first payroll following the beginning of the offering period and end on the last payroll paid on or prior to the last day (the “Purchase Date”) of the offering period to which the subscription agreement is applicable, unless sooner terminated by the participant.
Grant and Exercise of Option At the beginning of an offering period, each participant is granted an option to purchase up to that number of shares determined by dividing such employee’s payroll deductions accumulated prior to the end of the offering period and retained in the participant’s account as of the end of the offering period at a purchase price determined as set forth below; provided that in no event is a participant permitted to purchase during each calendar year for which an option is outstanding more than a number of shares determined by dividing $25,000 by the fair market value of a share of the Common Stock at the beginning of the offering period, and provided further that such purchases are subject to the limitations set forth below. No participant may purchase more than 10,000 shares during an offering period unless a different maximum number of shares is established by the Board as a maximum for the offering period prior to the start of the offering period. The Company may make a pro rata reduction in the number of shares subject to options if the total number of shares which would otherwise be subject to options granted at the beginning of an offering period exceeds the number of remaining available shares in the ESPP. Unless an employee withdraws his or her participation in the ESPP by giving written notice to the Company of his or her election to withdraw all accumulated payroll deductions prior to the end of an offering period, the employee’s option for the purchase of shares will be exercised automatically at the end of the offering period, and the maximum number of full shares subject to the option which are purchasable with the accumulated payroll deductions in his or her account will be purchased at the applicable purchase price determined as provided below. During his or her lifetime, a participant’s option to purchase shares under the ESPP is exercisable only by him or her.
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Approval of the Employee Stock Purchase Plan as Amended and Restated
Purchase Price The purchase price per share at which shares are sold to participating employees under the ESPP is the lower of (i) 85% of the fair market value per share of the Common Stock at the time the option is granted at the commencement of the offering period, and (ii) 85% of the fair market value per share of the Common Stock at the time the option is exercised on the applicable Purchase Date. The fair market value of the Common Stock on a given date shall be determined by the Board of Directors and will generally be based upon the last reported sales price of the Common Stock on the Nasdaq Global Select Market.
Payroll Deductions The purchase price of the shares to be acquired under the ESPP is accumulated by payroll deductions during the offering period. The deductions may not be more than 15% of a participant’s aggregate compensation during the offering period. A participant may discontinue his or her participation in the ESPP during an offering period. Payroll deductions for a participant shall commence on the first payroll following the beginning of the offering period and shall continue until his or her participation is terminated as provided in the ESPP.
Termination of Employment Termination of a participant’s employment for any reason, including retirement or death, cancels his or her option and his or her participation in the ESPP immediately. In such event, the payroll deductions credited to the participant’s account will be returned to him or her or, in the case of death, to the person or persons entitled thereto as provided in the ESPP.
Adjustments In the event any change is made in the Company’s capitalization in the middle of an offering period, such as a stock split, stock dividend, combination or reclassification, that results in an increase or decrease in the number of shares of Common Stock outstanding without receipt of consideration by the Company, appropriate adjustment shall be made in the purchase price and in the number of shares subject to options under the ESPP and available under the ESPP.
In the event of a proposed dissolution or liquidation of the Company, the offering period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the ESPP shall be assumed or an equivalent substitute option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If the options are not assumed or substituted, the Administrator may elect to shorten the offering period then in progress by setting a new Purchase Date prior to the consummation of such sale or merger and notifying the optionees of the change in their Purchase Date.
The Administrator may also adopt modifications, procedures, subplans and the like, including a subplan not subject to the requirements of Section 423 of the Code, as may be necessary or desirable (i) to comply with provisions of the laws or regulations or conform to the requirements to operate the ESPP in a qualified or tax or accounting advantageous manner in countries or jurisdictions outside the United States in which the employer may operate or have employees, (ii) to ensure the viability of the benefits from the ESPP to eligible employees employed in such countries or jurisdictions outside the United States and (iii) to meet the objective of the ESPP.
Purchases under the ESPP by Certain Persons The aggregate number of shares of Common Stock purchased under the ESPP since its inception are as follows: (i) François Locoh-Donou, President and Chief Executive Officer, 0 shares; (ii) Frank Pelzer, Executive VP and Chief Financial Officer, 0 shares; (iii) Tom Fountain, Executive VP of Global Services and Chief Strategy Officer, 756 shares; (iv) Kara Sprague, Executive VP and Chief Product Officer, 1,031 shares; (v) Chad Whalen, Executive VP of Worldwide Sales, 0 shares; (vi) the Executive Group (which includes the NEOs separately referenced above), an aggregate of 1,787 shares; and (vii) the Non-Executive Officer Employee Group, an aggregate of 9,113,321 shares. Non-employee directors are not eligible to participate in the ESPP. Since its inception, no shares have been purchased under the ESPP by any associate of any such director, nominee or executive officer, and no other person has purchased shares with respect to five percent or more of the total amount of options granted under the ESPP.
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New Plan Benefits No purchase rights have been granted, and no shares have been issued, on the basis of the 2,000,000 share increase, which is the subject of this proposal. Because benefits under the ESPP will depend on employees’ elections to participate and the fair market value of the Company’s Common Stock at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees if the share increase is approved by the shareholders. Non-employee directors are not eligible to participate in the ESPP.
Amendment and Termination of the Plan The Board of Directors may at any time amend or terminate the ESPP without the approval of the shareholders, except that no amendment may be made to the ESPP without approval of the shareholders of the Company if such amendment would increase the number of shares reserved under the ESPP or otherwise require shareholder approval to satisfy the requirements of Section 423 of the Code or any securities exchange listing requirement. No amendment or termination may impair options granted prior thereto except with the consent of the participant or as necessary to comply with law or Code provisions.
The ESPP has no expiration date.
Tax Information The following summary of federal income tax consequences is based upon existing statutes, regulations and interpretations thereof. The applicable rules are complex, and income tax consequences may vary depending upon the particular circumstances of each ESPP participant. This proxy statement describes federal income tax consequences of general applicability, but does not purport to describe particular consequences to each individual ESPP participant, or foreign, state or local income tax consequences, which may differ from the United States federal income tax consequences.
The ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon how long the shares have been held by the participant. If the shares are sold or otherwise disposed of more than two years from the first day of the offering period and more than one year after the applicable Purchase Date, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain if the shares are held for more than one year after the Purchase Date. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above.

The Board of Directors recommends a vote “FOR” approval of the F5, Inc. Employee Stock Purchase Plan as Amended and Restated.
Fiscal Year 2022 Proxy Statement	79

Proposal FOUR:
Ratification of
Independent Registered
Public Accounting Firm
The Board of Directors requests that the shareholders ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023. The Company expects that representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting to make a statement if they desire to do so and to respond to questions by shareholders.
Although not required by the Company’s Bylaws or otherwise, the Audit Committee and the Board of Directors believe it appropriate, as a matter of good corporate practice, to request that the shareholders ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2023. If the shareholders do not so ratify, the Audit Committee will reconsider the appointment and may retain PricewaterhouseCoopers LLP or another firm without re-submitting the matter to the Company’s shareholders. Even if the shareholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and the shareholders.

The Board of Directors recommends a vote “FOR” ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.
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Proposal five:
Advisory Vote to Approve Executive Compensation
Our shareholders are entitled to vote to approve, on an advisory (nonbinding) basis, the compensation of our NEOs as disclosed in this Proxy Statement in accordance with SEC rules. The Company is presenting this proposal, which gives shareholders the opportunity to endorse or not endorse our executive compensation programs through an advisory vote for or against the following resolution:
“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the NEOs, as disclosed pursuant to the compensation disclosure rules of the SEC including in the Compensation Discussion and Analysis, the compensation tables, and related disclosures in the Proxy Statement.”
•
As described in detail under the heading “Executive Compensation — Compensation Discussion and Analysis,” beginning at page 33, our executive compensation programs are designed to directly link executive officer compensation to and to reward executive officers for the Company’s financial performance and the creation of shareholder value. We believe that our executive compensation programs have achieved these objectives, and the Board of Directors urges shareholders to approve the compensation of our NEOs by voting FOR the resolution set forth above. In deciding how to vote on this proposal, the Board of Directors urges you to consider the following factors:

The Company’s Strong Performance	• Record annual revenue $2.7 billion, up 4% over fiscal year 2021
• Cash flow from operations of $443 million
• GAAP net income of $322 million
• Year-over-year software revenue growth of 33%
• $500 million returned to shareholders through share repurchases
• Forbes The Culture 50 Champions: F5 CEO François Locoh-Donou
• F5 recognized in the Puget Sound Business Journal’s Power 100: F5 CEO François Locoh-Donou
• Eight company employees were included in CRN’s 2022 Women of the Channel
• Certified via Great Place to Work: F5 U.S. and India
• F5 named in the Top 10 in the Computer Services sector for America’s Most JUST Companies, by JUST Capital
• 2022 Bestie Award, Benevity Corporate Goodness Awards: F5
Compensation and Governance Programs	• We emphasize pay for performance and align executive compensation with the Company’s business objectives and performance, and the creation of shareholder value.
• Incentive-based compensation is at risk if certain threshold performance metrics are not achieved.
•	Our compensation programs do not encourage excessive or unnecessary risks that could have a material adverse effect on the Company’s value or operating results.
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Advisory Vote to Approve Executive Compensation
•	We conduct an annual review of our executive compensation programs and use peer and survey group data to evaluate these programs to ensure they achieve the desired goals and objectives.
•	We have adopted stock ownership and stock holding guidelines for our executive officers to further ensure that the interests of the executive officers are aligned with those of our shareholders.
•
Company executives are required to retain the net shares received as the result of the vesting of RSUs granted during fiscal year 2022 or thereafter for a minimum period of one year after such vesting, which encourages alignment of long-term incentives between executives and shareholders.

•
We have a policy that prohibits executive officers from engaging in short sales of the Company’s securities, transactions in puts, calls, or other derivative securities on an exchange or in any other organized market, and hedging transactions related to the Company’s securities. In addition, executive officers are prohibited, except under certain limited exceptions, from holding Company securities in a margin account or pledging Company securities as collateral for a loan.

•
We believe the revenue and EBITDA targets used for the cash incentive compensation are appropriate measurements as the Company’s ability to deliver consistent and strong financial performance is of crucial importance in maintaining and growing shareholder value, while the D&I target ensures the Company builds a culture of belonging and representation. The Company believes these targets further the shared interests of the Company’s executive officers and shareholders and promote the Company’s business strategies and objectives. The targets approved by the Compensation Committee each fiscal year require solid execution by the executive team. While the Compensation Committee believes these targets reflect metrics that drive the creation of shareholder value over time, the Compensation Committee also evaluates market conditions for executive compensation, shareholder feedback, and the inputs of various proxy advisory services. Consistent with shareholder feedback, the Company differentiates between the long-term performance metrics and the short-term cash incentive program. The Committee adopted the following long-term performance-based equity incentive metrics:

•	annualized total Company revenue to continue the executive focus on revenue growth while providing incentives for a longer-term view of that growth;
•	year-over-year growth in Company stand-alone software revenues to recognize and reward the Company’s shift to a more software focus; and
•	a relative total shareholder return component benchmarked against the S&P 500 to continue to align the compensation of the NEOs with shareholder return.
•
In recognition of investor sentiment regarding the prior inclusion of the software growth metric and the desire to increase the focus on profitability, we replaced for fiscal year 2023 the software revenue growth performance metric in our long-term incentive program with an Earnings Per Share (EPS) metric.

•
We conduct a shareholder advisory vote on executive compensation on an annual basis and meet regularly with shareholders and analysts. The Committee believes that the results of last year’s vote where the proposal met with over 86% shareholder approval represents overall approval of the Company’s executive compensation plan.

As an advisory vote, this proposal is not binding on the Company. However, our Board of Directors and our Compensation Committee value the opinions of our shareholders and will consider the outcome of the vote when making future compensation decisions regarding the Company’s NEOs.

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Advisory Vote to Approve Executive Compensation

The Board of Directors recommends a vote “FOR” the approval of the compensation of our named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC including in the Compensation Discussion and Analysis, the compensation tables, and the related disclosures.

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PROPOSAL SIX:
Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation
The Dodd-Frank Act also enables our shareholders to indicate how frequently we should seek an advisory vote on the compensation of our named executive officers. By voting on this Proposal Six, shareholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years.
You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote in response to the resolution set forth below.
“RESOLVED, that the Company should include an advisory vote on the compensation of the named executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules (which disclosure shall include the Compensation Discussion and Analysis, the compensation tables and related disclosures in the proxy statement) once every one year, two years, or three years.”
After careful consideration, the Board of Directors recommends that future advisory votes on executive compensation be conducted once every year for the following reasons
•
Annual reviews of the executive compensation programs will allow us to be responsive to feedback from the shareholder community. Our executive compensation program is designed to link executive officer compensation to, and reward our executive officers for, improvements in the Company’s financial performance, the creation of long-term shareholder value, while ensuring the Company builds a culture of belonging and representation. The Incentive Plan for our executive officers is based on financial targets the Board believes are fundamental to the creation of long-term shareholder value and further align the interests of the executive officers with the interests of our shareholders.

•
We are committed to strong and responsive corporate governance. The Board of Directors is committed to maintaining a strong corporate governance system and being responsive and accountable to our shareholders. As the shareholders previously expressed in the last advisory vote on the frequency of an advisory vote on executive compensation a strong preference for annual reviews of our executive compensation programs, the Board believes a continued annual vote is appropriate based upon the wishes of our shareholders. Shareholders can provide input to the Board of Directors on executive compensation or other matters as described above under “Communications with Directors,” or in person by attending our Annual Meeting of Shareholders

For the purposes of this Proposal Six, the Company will treat the option selected by the affirmative vote of a plurality of shares present and entitled to vote as the option approved by the shareholders. However, because this vote is advisory and not binding on the Board of Directors or the Company in any way, the Board of Directors may decide that it is in the best interests of our shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our shareholders.
The Board of Directors recommends a vote “FOR” the option of once every year for the frequency of future advisory votes on the compensation of our named executive officers.
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Other Business
Neither the Board of Directors nor management intends to bring before the Annual Meeting any business other than the matters referred to in the Notice of Meeting and this Proxy Statement. If any other business should properly come before the Annual Meeting, or any adjournment or postponement thereof, the persons named in the proxy will vote on such matters according to their best judgment.

Shareholder Proposals for the Annual Meeting for Fiscal Year 2023
Pursuant to Rule 14a-8 under the Exchange Act, some shareholder proposals may be eligible for inclusion in our 2023 proxy statement. These shareholder proposals must be submitted, along with proof of ownership of our Common Stock in accordance with Rule 14a-8(b), to our principal executive offices in care of our Secretary, F5, Inc., 801 Fifth Avenue, Seattle, Washington 98104. We must receive all submissions no later than the close of business (5:00 p.m. Pacific Time) on September 27, 2023. Submitting a shareholder proposal does not guarantee that we will include it in our proxy statement. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.
In addition, the Company’s Bylaws provide that any shareholder intending to propose any nominations or other business at our Annual Meeting for fiscal year 2023 pursuant to the Company’s Bylaws must provide advance notice and such advance notice must be delivered to and received by the Company’s Secretary at the Company’s principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s Annual Meeting, which in the case of the Annual Meeting for fiscal year 2023 would mean no earlier than November 9, 2023, and no later than December 9, 2023. However, the Bylaws also provide that in the event the date of the Annual Meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s Proxy Statement, this advance notice must be received not earlier than the close of business on the one hundred twentieth (120th) day prior to such Annual Meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such Annual Meeting or in the event public announcement of the date of such Annual Meeting is first made by the Company fewer than one hundred (100) days prior to the date of such Annual Meeting, the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company. Each shareholder’s notice must contain, among other things, the following information as to each matter the shareholder proposes to bring before the Annual Meeting: (A) a brief description of the business desired to be brought before the Annual Meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration) and the reasons for conducting such business at the Annual Meeting, (B) the name and address, as they appear on the Company’s books, of the shareholder proposing such business and any shareholder associated person, (C) the class and number of shares of the Company that are beneficially owned by the shareholder and any shareholder associated person, and (D) the other information required by the Bylaws, including any other information reasonably requested by the Company. With respect to any shareholder nominees for director such notice shall include as to each person (a “nominee”) whom the shareholder proposes to nominate for election or re-election as a director: (A) the name, age,
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Other Business
business address and residence address of the nominee, (B) the principal occupation or employment of the nominee, (C) the class and number of shares of the Company that are held of record or are beneficially owned by the nominee and any derivatives positions held or beneficially held by the nominee, (D) a description of any agreement, arrangement or understanding (including, without limitation and regardless of the form of settlement, any derivatives, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of, or any other agreement, arrangement or understanding that has been made, the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, any such nominee with respect to the Company’s securities, (E) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the shareholder, and (F) the other information required by the Bylaws, including any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election or reelection of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including, without limitation, the nominee’s written consent to being named in the Proxy Statement, if any, as a nominee and to serving as a director if elected or reelected, as the case may be) or the Company’s Bylaws. Shareholders who intend to solicit proxies in reliance on the SEC’s universal proxy rule for director nominees submitted under the advance notice requirements of our Bylaws must be sure to comply with the requirements of Rule 14-19(b).
The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal, including nomination, that does not comply with these and other applicable requirements, and submission of a shareholder proposal or nomination does not guarantee that it will be included in the Proxy Statement or be presented at the Annual Meeting.
A copy of the full text of the provisions of the Company’s Bylaws dealing with shareholder nominations and proposals is available to shareholders from the Secretary of the Company upon written request.
Information Referenced in this Proxy Statement
The content of the websites referred to in this Proxy Statement are not deemed to be part of, and are not incorporated by reference into, this Proxy Statement.
Proxy Materials Are Available on the Internet
We are furnishing proxy materials to our shareholders primarily via the Internet instead of mailing printed copies of those materials to each shareholder. By doing so, we save costs and reduce the environmental impact of our Annual Meeting. On or around January 25, 2023, we mailed a Notice of Internet Availability of Proxy Materials to some of our shareholders. The notice contains instructions about how to access our proxy materials and vote online or by telephone. If you would like to receive a paper copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you previously chose to receive our proxy materials electronically, you will continue to receive access to these materials via email unless you elect otherwise.
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Other Business
Householding of
Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials, including Proxy Statements and Annual Reports to Shareholders, with respect to two or more shareholders sharing the same address by delivering a single set of proxy materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for the Company by reducing printing and postage costs. Under this procedure, the Company will deliver only one copy of the applicable proxy materials, including the Company’s Annual Report to Shareholders for Fiscal Year 2022 (the “2022 Annual Report”) and this Proxy Statement, to multiple shareholders who share the same address (if they appear to be members of the same family), unless the Company has received contrary instructions from an affected shareholder.
The 2022 Annual Report and this Proxy Statement may be found under the “Company — Investor Relations — Financials” section of the Company’s website at www.f5.com. The Company will deliver promptly upon written or oral request a separate copy of the applicable proxy materials to any shareholder at a shared address to which a single copy of those materials was delivered. To receive a separate copy of such proxy materials, shareholders should contact the Company at: Investor Relations, F5, Inc., 801 Fifth Avenue, Seattle, Washington 98104. The Company’s telephone number at that location is (206) 272-5555.
If you are a shareholder, share an address and last name with one or more other shareholders and would like either to request delivery of a single copy of the Company’s proxy materials for yourself and other shareholders who share your address or to revoke your householding consent and receive a separate copy of such proxy materials in the future, please contact Broadridge Financial Solutions, Inc. (Broadridge), either by calling toll free at (866) 540-7095 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. You will be removed from the householding program within 30 days of receipt of the revocation of your consent.
A number of brokerage firms also have instituted householding. If you hold your shares in “street name,” please contact your broker, nominee, or other holder of record to request information about householding.
By Order of the Board of Directors

Scot F. Rogers
Secretary
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Appendix A
 F5, Inc.
Incentive Plan
1. PURPOSES.
a) Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Directors and Consultants of the Company and its Affiliates.
b) Available Awards. The purpose of the Plan is to provide a means by which eligible recipients of Awards may be given an opportunity to benefit from increases in value of the Common Stock or from Company performance through the granting of Awards.
c) General Purpose. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.
2. DEFINITIONS.
a) “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.
b) “Applicable Laws” means the legal requirements relating to the administration of equity compensation plans, including under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, other U.S. federal and state laws, the Code, any stock exchange rules or regulations and the applicable laws, rules and regulations of any other country or jurisdiction where Awards are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.
c) “Award” means any right granted under the Plan, including an Option, Stock Award, Stock Unit, Stock Appreciation Right, Performance Share, Performance Unit, cash-based award or other incentive payable in cash or in Shares as may be designated by the Committee from time to time.
d) “Award Agreement” means a written or electronic agreement between the Company and a holder of an Award evidencing the terms and conditions of an individual Award grant. Each Award Agreement shall be subject to the terms and conditions of the Plan.
e) “Board” means the Board of Directors of the Company.
f) “Code” means the Internal Revenue Code of 1986, as amended.
g) “Committee” means a committee appointed by the Board in accordance with subsection 3(c).
h) “Common Stock” means the common stock of the Company.
i) “Company” means F5, Inc., a Washington corporation.
j) “Consultant” means any person, including an advisor, (i) who is engaged by the Company or an Affiliate to render services other than as an Employee or as a Director or (ii) who is a member of the Board of Directors of an Affiliate.
k) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity among the Company or an Affiliate for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service.
For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director of the Company will not constitute an interruption of Continuous Service. Subject to Section 14(b), the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.
Fiscal Year 2022 Proxy Statement	A-1

l) “Covered Employee” means the chief executive officer and the three (3) other highest compensated officers of the Company (other than the chief executive officer and chief financial officer) for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Prior Section 162(m) of the Code.
m) “Director” means a member of the Board of Directors of the Company.
n) “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.
o) “Employee” means any person employed by the Company or an Affiliate. Subject to the Applicable Laws, the determination of whether an individual (including leased and temporary employees) is an Employee hereunder shall be made by the Board (or its Committee), in its sole discretion. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.
p) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
q) “Fair Market Value” means, as of any date, the value of the Common Stock as determined in good faith by the Committee. Unless otherwise determined by the Committee, if the Common Stock is listed on any established stock exchange, the Fair Market Value of a Share shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or such other exchange or market with the greatest volume of trading in the Common Stock) on the day of determination or, if the day of determination is not a market trading day, then on the last market trading day prior to the day of determination.
r) “Independent Director” means a Director who qualifies as an “independent” director under applicable Nasdaq rules (or the rules of any exchange on which the Common Stock is then listed or approved for listing).
s) “Non-Employee Director” means a Director of the Company who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)) and does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
t) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
u) “Option” means a nonstatutory stock option (meaning, an option not intended to qualify as an incentive stock option under Code Section 422) granted pursuant to the Plan.
v) “Outside Director” means a Director of the Company who either (i) is not a current Employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Prior Section 162(m) of the Code), is not a former Employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Prior Section 162(m) of the Code.
w) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
x) “Plan” means this F5, Inc. Incentive Plan.
y) “Prior Section 162(m) of the Code” means Section 162(m) of the Code as in effect prior to the amendments made to Section 162(m) of the Code by Section 13601 of the Tax Cuts and Jobs Act of 2017.
z) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
aa) “Securities Act” means the Securities Act of 1933, as amended.
bb) “Share” means a share of the Common Stock, as adjusted in accordance with Section 15 below.
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cc) “Stock Appreciation Right” means a right granted under Section 8 to receive the excess of the Fair Market Value of a specified number of Shares over the grant price.
dd) “Stock Award” means an Award of Shares granted under Section 7 below, the rights of ownership of which may or may not be subject to restrictions prescribed by the Committee.
ee) “Stock Unit” means an Award giving the right to receive Shares granted under Section 7 below.
ff) “Substitute Award” means an Award granted in connection with a transaction in substitution, exchange, conversion, adjustment, assumption or replacement of awards previously granted by an entity acquired by the Company or an Affiliate or with which the Company or an Affiliate merges or otherwise combines.
3. ADMINISTRATION.
a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee or an administrator, as provided in subsection 3(c).
b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
i. To determine from time to time which of the persons eligible under the Plan shall be granted Awards; when and how each Award shall be granted; what type or combination of types of Awards shall be granted; the provisions, terms and conditions of each Award granted (which need not be identical as among Participants or as among types of Awards), including, without limitation: the time or times when a person shall be permitted to receive Shares or dollars pursuant to an Award, the number of Shares (if any) or dollars (if any) with respect to which an Award shall be granted to each such person, the exercise or purchase price (if any) of an Award, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, any pro rata adjustment to vesting as a result of a Participant’s transitioning from full- to part-time service (or vice versa), and any other restriction (including forfeiture restriction), limitation or term of any Award, based in each case on such factors as the Board, in its sole discretion, shall determine; provided, however, that such provisions, terms and conditions are not inconsistent with the terms of the Plan.
ii. In order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Awards to Participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.
iii. To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.
iv. To amend the Plan or an Award as provided in Section 16.
v. Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.
c) Delegation to Committee. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. In the discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Prior Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3, and/or solely of two or more Independent Directors under applicable Nasdaq (or other exchange) rules. The Board or the Committee may further delegate its authority and responsibilities under the Plan to an Officer. However, if administration is delegated to an Officer, such Officer may grant Awards only within guidelines established by the Board or the Committee, and only the Board or the Committee may make an Award to an Officer or Director. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee, or an Officer to whom authority has been delegated), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan, and unless otherwise specified by the Board shall retain any authority granted to a committee or individual hereunder unto itself.
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4. SHARES SUBJECT TO THE PLAN.
a) Share Reserve. Subject to the provisions of Section 15 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Awards, shall not exceed in the aggregate Twenty-Seven Million Eight Hundred Eighty Thousand (27,880,000) Shares of Common Stock. Substitute Awards may be granted under the Plan and such Substitute Awards shall not reduce the aggregate number of Shares available for Awards under the Plan.
b) Limitation on Awards. No Employee shall be eligible to be granted Awards covering more than Two Million (2,000,000) Shares during any fiscal year of the Company.
c) Reversion of Shares to the Share Reserve. If any Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised or settled in full, the Shares not acquired under such Award shall revert to and again become available for issuance under the Plan. Further, if any previously-issued Shares are forfeited under the terms and conditions of the Award, then any Shares so forfeited shall revert to and again become available for issuance under the Plan. The provisions of this Section 4(c) are qualified by Section 4(a) such that the total number of Shares issued and outstanding under the Plan at any time may not exceed the number set forth in Section 4(a) (as adjusted under Section 15).
d) Source of Shares. The stock subject to the Plan may be unissued Shares or reacquired Shares, bought on the market or otherwise.
5. ELIGIBILITY.
Awards may be granted to Employees, Directors and Consultants.
6. OPTION PROVISIONS.
Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:
a) Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.
b) Exercise Price of an Option. The exercise price of each Option shall be at least equal to the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted as a Substitute Award with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.
c) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash, check or wire transfer at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option or subsequently by (1) by delivery to the Company of other Shares that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised, (2) if, as of the date of exercise of an Option the Company then is permitting Employees to engage in a “same-day sale” cashless brokered exercise program involving one or more brokers, through such a program that complies with the Applicable Laws (including without limitation the requirements of Regulation T and other applicable regulations promulgated by the Federal Reserve Board) and that ensures prompt delivery to the Company of the amount required to pay the exercise price and any applicable withholding taxes, (3) in any other form of legal consideration that may be acceptable to the Board, or (4) any combination of the foregoing methods. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Board may, in its sole discretion, refuse to accept a particular form of consideration at the time of any Option exercise.
d) Transferability of an Option. The Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.
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e) Vesting. The total number of Shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments which may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of Shares as to which an Option may be exercised.
f) Termination of Continuous Service. In the event a Participant’s Continuous Service terminates (other than upon the Participant’s death or Disability), the Participant may exercise his or her Option (to the extent that the Participant was vested in the Option Shares and entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Participant does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.
g) Extension of Termination Date. Following the termination of the Participant’s Continuous Service (other than upon the Participant’s death or Disability), if the Participant would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act or violate any prohibition on trading on the basis of possession of material nonpublic information involving the Company and its business, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 6(a), or (ii) the expiration of a period of three (3) months after the termination of the Participant’s Continuous Service during which the exercise of the Option would not be in violation of such requirements.
h) Disability of Participant. In the event a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option (to the extent that the Participant was vested in the Option Shares and entitled to exercise the Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate.
i) Death of Participant. In the event (i) a Participant’s Continuous Service terminates as a result of the Participant’s death or (ii) the Participant dies within the period (if any) specified in the Option Agreement after the termination of the Participant’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Participant was vested in the Option Shares and entitled to exercise the Option as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Participant’s death pursuant to subsection 6(d), but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.
j) Exercise Generally. Options shall be considered exercised when the Company (or its authorized agent) receives (i) written or electronic notice from the person entitled to exercise the Option of intent to exercise a specific number of Shares, (ii) full payment or appropriate provision for payment in a form and method acceptable to the Board or Committee, for the Shares being exercised, and (iii) if applicable, payment or appropriate provision for payment of any withholding taxes due on exercise. An Option may not be exercised for a fraction of a Share. The Option may, at the discretion of the Board or Committee, include a provision whereby the Participant may elect to exercise the Option as to Shares that are not yet vested. Unvested Shares exercised in such manner may be subject to a Company repurchase right under Section 14(h) or such other restrictions or conditions as the Board or Committee may determine.
k) Administrator Discretion. Notwithstanding the provisions of this Section 6, the Board or the Committee shall have complete discretion exercisable at any time to (i) extend the period of time for which an Option is to remain exercisable, following the Participant’s termination of Continuous Service, but in no event beyond the expiration date for the Option, and (ii) permit the Option to be exercised, during the applicable post-termination exercise period, not only with respect to the number of Shares that were vested on the date of termination, but also with respect to additional Shares on such terms and conditions as the Board or Committee may determine.
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7. PROVISIONS OF STOCK AWARDS AND STOCK UNITS.
Each Award Agreement reflecting the issuance of a Stock Award or Stock Unit shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of such agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each such agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
a) Consideration. A Stock Award or Stock Unit may be awarded in consideration for such property or services as is permitted under Applicable Law, including for past services actually rendered to the Company or an Affiliate for its benefit.
b) Vesting; Restrictions. Shares of Common Stock awarded under the Award Agreement reflecting a Stock Award or Stock Unit award may, but need not, be subject to a Share repurchase option, forfeiture restriction or other conditions in favor of the Company in accordance with a vesting or lapse schedule to be determined by the Board.
c) Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company may reacquire any or all of the Shares of Common Stock held by the Participant which have not vested or which are otherwise subject to forfeiture or other conditions as of the date of termination under the terms of the agreement.
d) Transferability. Rights to acquire Shares of Common Stock under a Stock Award or Stock Unit agreement shall not be transferable except by will or by the laws of descent and distribution, and Shares of Common Stock issued upon vesting of a Stock Award or Stock Unit shall be issuable during the lifetime of the Participant only to the Participant.
8. STOCK APPRECIATION RIGHTS.
Each Award Agreement reflecting the issuance of a Stock Appreciation Right shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of such agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each such agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
a) Grant Price. A Stock Appreciation Right may be granted in tandem with an Option or alone (“freestanding”). The grant price of a tandem Stock Appreciation Right shall be equal to the exercise price of the related Option. The grant price of a freestanding Stock Appreciation Right shall be established in accordance with procedures for Options set forth in Section 6.
b) Term. A Stock Appreciation Right may be exercised upon such terms and conditions and for the term as the Committee determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the Award Agreement evidencing the Stock Appreciation Right, the maximum term of a freestanding Stock Appreciation Right shall be ten years, and in the case of a tandem Stock Appreciation Right, (a) the term shall not exceed the term of the related Option and (b) the tandem Stock Appreciation Right may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem Stock Appreciation Right may be exercised only with respect to the shares for which its related Option is then exercisable.
c) Payment. Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive payment in an amount determined by multiplying: (a) the difference between the Fair Market Value of the Common Stock on the date of exercise over the grant price of the Stock Appreciation Right by (b) the number of shares with respect to which the Stock Appreciation Right is exercised. At the discretion of the Committee as set forth in the instrument evidencing the Award, the payment upon exercise of a Stock Appreciation Right may be in cash, in shares, in some combination thereof or in any other manner approved by the Committee in its sole discretion.
9. PERFORMANCE AWARDS.
a) Performance Shares. The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares and the terms and conditions of each such Award. Performance Shares shall consist of a unit valued by reference to a designated number of Shares, the value of which may be paid to the Participant by delivery of Shares or, if set forth in the instrument evidencing the Award, of such property as the Committee shall determine, including, without limitation, cash, Shares, other property,
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or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. Subject to Section 11, the amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.
b) Performance Units. The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units shall consist of a unit valued by reference to a designated amount of property other than shares of Common Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, Shares, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. Subject to Section 11, the amount to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.
10. OTHER STOCK OR CASH-BASED AWARDS.
Subject to the terms of the Plan and such other terms and conditions as the Committee deems appropriate, the Committee may grant other incentives payable in cash or in Shares under the Plan.
11. CODE SECTION 162(m) PROVISIONS.
Notwithstanding any other provision of the Plan to the contrary, if the Committee determines, at the time Awards are granted to a Participant who is, or may be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may, including, without limitation, for purposes of any jurisdiction that either directly or indirectly incorporates Prior Section 162(m) of the Code, provide that this Section 11 is applicable to such Award.
a) Performance Criteria. If an Award is subject to this Section 11, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one of or any combination of the following “performance criteria” either individually, alternatively or in combination, applied to either the Company as a whole or to a business unit or Affiliate, either individually, alternatively or in any combination, and measured either annually, cumulatively over a period of years, or other period as determined by the Committee, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee, with such adjustments determined appropriate by the Committee to the extent consistent with Prior Section 162(m) of the Code including, without limitation, to reflect extraordinary, unusual or infrequently occurring events, transactions or other items; acquired, discontinued or disposed operations; effects of changes in accounting principles, tax or other laws or requirements; regulatory capital requirements; or similar events or circumstances; revenue; earnings before all or any of interest expense, taxes, depreciation and amortization; cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); working capital; earnings per share; net worth; operating income (including or excluding depreciation, amortization, extraordinary items, restructuring charges or other expenses); sales (net, gross or growth measured by product line, territory, customers or other category); market share; operating margins; profits; profit margins; peer group performance; return on equity; stock price appreciation; total shareholder return; industry indices; costs; cost control; capital expenditures; strategic initiatives; market share; net income; achievement of balance sheet or income statement objectives; or customer satisfaction, employee satisfaction, services performance, cash management or asset management metrics; or profitability of an identifiable business unit or product (together, the “Performance Criteria”).
The Committee, to the extent consistent with “performance-based compensation” within the meaning of Prior Section 162(m)(4)(C) of the Code, may provide that any evaluation of performance may include or exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (iv) any reorganization and restructuring programs, (v) extraordinary nonrecurring items, (vi) acquisitions or divestitures, (vii) foreign exchange gains and losses, and (viii) gains and losses on asset sales. To the extent such inclusions or exclusions affect Awards to Covered Employees and to the extent deemed appropriate by the Committee, they shall be prescribed in a form intended to satisfy the requirements for “performance-based compensation” within the meaning of Prior Section 162(m)(4)(C) of the Code.
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b) Adjustment of Awards. Notwithstanding any provision of the Plan other than Section 15, with respect to any Award that is subject to this Section 11, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Covered Employee.
c) Limitations. Subject to adjustment from time to time as provided in Section 15, no Covered Employee may be granted Awards other than Performance Units subject to this Section 11 in any fiscal year period with respect to more than 2,000,000 Shares for such Awards, and the maximum dollar value payable with respect to Performance Units or other awards payable in cash subject to this Section 11 granted to any Covered Employee in any one fiscal year is $5,000,000.
The Committee shall have the power to impose such other restrictions on Awards subject to this Section 11 as it may deem necessary or appropriate including to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Prior Section 162(m)(4)(C) of the Code, or any successor provision thereto.
Notwithstanding any other provision in the Plan, the Plan is not intended to modify in any material respect any Award pursuant to a written binding contract in effect on November 2, 2017 that is intended to be “performance-based compensation” under Prior Section 162(m) of the Code.
12. COVENANTS OF THE COMPANY.
a) Availability of Shares. During the terms of the Awards, the Company shall keep available at all times the number of Shares of Common Stock required to satisfy such Awards.
b) Securities Law Compliance. If the Company does not obtain from any regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Awards unless and until such authority is obtained.
13. USE OF PROCEEDS FROM STOCK; UNFUNDED PLAN.
Proceeds from the sale of stock pursuant to Awards shall constitute general funds of the Company. The Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are granted Awards hereunder, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any asset which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Company nor any party authorized to administer the Plan be deemed to be a trustee of stock or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations which may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor any party authorized to administer the Plan shall be required to give any security or bond for the performance of any obligation which may be created by this Plan.
14. GENERAL.
a) Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, become exercisable or be settled in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first vest, be exercised or be settled.
b) Leave of Absence. The Board (or any other party to whom such authority has been delegated) shall have the discretion to determine whether and to what extent the vesting of Awards shall be tolled during any unpaid leave of absence consistent with law.
c) Dividends and Dividend Equivalents. No dividends or dividend equivalents shall be paid to Participants with respect to unvested Awards until such Awards vest but this sentence shall not prohibit the payment of dividends or dividend equivalents attributable to the period while Awards were unvested to be paid upon or after the vesting of the Award. Subject to the foregoing, Participants may, if the Committee so determines, be credited with dividends paid with respect to Shares underlying an Award in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, Shares, Stock Awards or Stock Units. Furthermore, the right to any dividends or dividend equivalents declared and paid on
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the number of shares underlying an Option or a Stock Appreciation Right may not be contingent, directly or indirectly on the exercise of the Option or Stock Appreciation Right, and must comply with or qualify for an exemption under Section 409A. The number of shares of Common Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional shares of Common Stock subject or paid with respect to an Award.
d) Shareholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms.
e) No Employment or other Service Rights. Nothing in the Plan or any instrument executed or any Award granted pursuant thereto shall confer upon any Participant or other holder of Awards any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
f) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Shares under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring the stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if the issuance of the Shares upon the exercise or acquisition of stock under the Award has been registered under a then currently effective registration statement under the Securities Act; or as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.
g) Withholding Obligations. To the extent provided by the terms of an Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Shares under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold Shares from the Shares otherwise issuable to the Participant as a result of the exercise or acquisition of stock under the Award; (iii) authorizing the Company to withhold amounts from amounts otherwise deliverable to the Participant as a result of Awards; or (iv) delivering to the Company owned and unencumbered Shares.
h) Stock Unit Repurchase Limitation. The terms of any repurchase option for a Stock Unit or Share shall be specified in the Award and may be at the Fair Market Value of the stock subject to the Award at the time of repurchase, at the original price or on such terms and conditions as the Board may determine (and as shall be reflected in the Award Agreement); provided however that this Section 14(h) shall in no way limit the Company’s ability to adjust any Award as provided under Section 15 below.
i) No Repricing. In no event shall the Committee have the right, without shareholder approval, to (i) lower the price of an Option or Stock Appreciation Right after it is granted, except in connection with adjustments provided in Section 15; (ii) take any other action that is treated as a repricing under generally accepted accounting principles; or (iii) cancel an Option or Stock Appreciation Right at a time when its exercise or grant price exceeds the fair market value of the underlying Share, in exchange for cash or another Award, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; provided however that this Section 14(i) shall in no way limit the Company’s ability to adjust Awards as provided under Section 15 below.
j) Interpretation of Plan and Awards. In the event that any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the
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remainder of the terms of the Plan and/or Award shall not be affected to the extent necessary to reform or delete such illegal, invalid or unenforceable provision. All questions arising under the Plan or under any Award shall be decided by the Board or the Committee in its or their total and absolute discretion and such decisions shall be final and binding on all parties.
k) Electronic Communication. Any document required to be delivered under the Plan, including under the Applicable Laws, may be delivered in writing or electronically. Signature may also be electronic if permitted by the Board or the Committee, and if permitted by Applicable Law.
l) Escrow of Shares. To enforce any restriction applicable to Shares issued under the Plan, the Board or the Committee may require a Participant or other holder of such Shares to deposit the certificates representing such Shares, with approved stock powers or other transfer instruments endorsed in blank, with the Company or an agent of the Company until the restrictions have lapsed. Such certificates (or other notations representing the Shares) may bear a legend or legends referencing the applicable restrictions.
m) Participants in Non-US Jurisdictions. Without amending the Plan, the Committee may grant Awards to Employees, Consultants or Directors who are not U.S. citizens on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of countries or jurisdictions other than the United States in which the Company or any Affiliate may operate or have employees to ensure the viability of the benefits from Awards granted to Participants employed or providing services in such countries or jurisdictions, meet the requirements that permit the Plan to operate in a qualified or tax-efficient manner, comply with applicable laws or regulations outside the United States and meet the objectives of the Plan.
n) Recoupment of Awards. All Awards (including Awards that have vested in accordance with the Award Agreement) shall be subject to the terms and conditions, if applicable, of any recoupment policy adopted by the Company from time to time or recoupment requirement imposed under applicable laws, rules or regulations or any applicable securities exchange listing standards.
15. ADJUSTMENTS UPON CHANGES IN STOCK.
a) Capitalization Adjustments. If any change is made in the stock subject to the Plan, or subject to any Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 4(b) or 11(c), and the outstanding Awards will be appropriately adjusted in the class(es) and number of securities and price per Share of stock subject to such outstanding Awards. The Board, the determination of which shall be final, binding and conclusive, shall make such adjustments. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)
b) Change in Control — Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then such Awards shall be terminated if not exercised (if applicable) prior to such event.
c) Change in Control — Asset Sale, Merger, Consolidation or Reverse Merger or Acquisition of Stock.
i. In the event of (1) a sale of substantially all of the assets of the Company, or (2) a merger or consolidation in which the Company is not the surviving corporation, or (3) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (4) the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company, then any surviving corporation or acquiring corporation shall assume any Awards outstanding under the Plan or shall substitute similar awards (including with respect to an Award to acquire the same consideration paid to the shareholders in the transaction described in this subsection 15(c) for those outstanding under the Plan).
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ii. For purposes of subsection 15(c) an Award shall be deemed assumed if, following the change in control, the Award confers the right to purchase in accordance with its terms and conditions, for each share of Common Stock subject to the Award immediately prior to the change in control, the consideration (whether stock, cash or other securities or property) to which a holder of a share of Common Stock on the effective date of the change in control was entitled.
iii. Subject to the provisions of any Award Agreement, in the event any surviving corporation or acquiring corporation refuses to assume such Awards or to substitute similar awards for those outstanding under the Plan, then with respect to Awards held by Participants whose Continuous Service has not terminated, the vesting of 50% of such Awards (and, if applicable, the time during which such Awards may be exercised or settled) shall be accelerated in full, and the Awards shall terminate if not exercised or settled (if applicable) at or prior to such event. With respect to any other Awards outstanding under the Plan, such Awards shall terminate if not exercised (if applicable) prior to such event.
iv. The Board shall at all times have the authority, in its sole discretion, to provide for additional or different vesting, exercisability, settlement or forfeiture conditions with respect to Awards than that reflected in this Section 15(c), provided that its determinations in this regard shall be reflected in the Award Agreement (including in amendments thereto) issued to the affected Participant.
16. AMENDMENT OF THE PLAN AND AWARDS.
a) Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 15 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the requirements of Rule 16b-3 or any Nasdaq or securities exchange listing requirements.
b) Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.
c) Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code or any other Applicable Law.
d) No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be materially impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.
e) Amendment of Awards. The Board at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the rights under any Award shall not be materially impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.
17. TERMINATION OR SUSPENSION OF THE PLAN.
a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on March 13, 2029. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
b) No Impairment of Rights. Suspension or termination of the Plan shall not materially impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the Participant.
18. EFFECTIVE DATE OF PLAN.
The Plan was originally adopted by the Board on December 31, 2004 and originally approved by shareholders on February 24, 2005 and subsequently amended by the Board of Directors on January 8, 2007, January 23, 2007, August 5, 2007 and January 7, 2009. The Board of Directors approved amendments and restatements of the Plan on January 3, 2014, January 5, 2015, January 20, 2017, January 18, 2019, January 21, 2020,January 22, 2021 and January 21, 2022,which were subsequently approved by shareholders on March 13, 2014, March 12, 2015, March 9, 2017, March 14, 2019, March 12, 2020, March 11, 2021 and March 10, 2022, respectively. This amendment and restatement of the Plan has been approved by the Board on January 20, 2023, but it will only become effective when it is approved by the Company’s shareholders at the annual meeting of the Company’s shareholders on March 9, 2023 or any adjournment thereof (the “2023 Annual Meeting”). If this amendment and restatement is not approved by the affirmative vote of the holders of a majority of the
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outstanding Shares of the Company present, or represented by proxy, and entitled to vote thereon, at the 2023 Annual Meeting in accordance with the laws of the State of Washington and other applicable requirements, this amendment and restatement shall be void and the terms of the Plan prior to this amendment and restatement shall instead govern.
19. COMPLIANCE WITH LAWS AND REGULATIONS.
The Plan and Awards granted under the Plan are intended to be exempt from the requirements of Section 409A of the Code (“Section 409A”) to the maximum extent possible, whether pursuant to the short-term deferral exception described in Treasury Regulation Section 1.409A-1(b)(4), the exclusion applicable to stock options, stock appreciation rights and certain other equity-based compensation under Treasury Regulation Section 1.409A-1(b)(5), or otherwise. To the extent Section 409A is applicable to the Plan or any Award granted under the Plan, it is intended that the Plan and any Awards granted under the Plan comply with the deferral, payout and other limitations and restrictions imposed under Section 409A and be interpreted, operated and administered in a manner consistent with such intentions. Without limiting the generality of the foregoing, and notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, with respect to any payments and benefits under the Plan or any Award granted under the Plan to which Section 409A applies, all references in the Plan or any Award granted under the Plan to the termination of the Participant’s employment or service are intended to mean the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i). In addition, if the Participant is a “specified employee,” within the meaning of Section 409A, then to the extent necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A, amounts that would otherwise be payable under the Plan or any Award granted under the Plan during the six-month period immediately following the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i), shall not be paid to the Participant during such period, but shall instead be accumulated and paid to the Participant (or, in the event of the Participant’s death, the Participant’s estate) in a lump sum on the first business day after the earlier of the date that is six months following the Participant’s separation from service or the Participant’s death. Notwithstanding any other provision of the Plan to the contrary, the Committee, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A; provided, however, that the Committee makes no representations that Awards granted under the Plan shall be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to Awards granted under the Plan.
20. GOVERNING LAW.
All questions concerning the construction, validity and interpretation of this Plan shall be governed by the law of the State of Washington, without regard to such states conflict of laws rules. Participants irrevocably consent to the jurisdiction and venue of the state and federal courts located in the State of Washington.
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Appendix B
 F5, Inc.
Employee Stock Purchase Plan
1. Purpose
a) The purpose of the Plan is to provide a means by which Employees of the Company and certain designated Affiliates may be given an opportunity to purchase Shares of the Company.
b) The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.
c) The Company intends that the Rights to purchase Shares granted under the Plan be considered options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.
2. Definitions
Certain terms used in the Plan have the meanings set forth in Appendix I.
3. Administration
a) The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subparagraph 3(d). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.
b) The Board (or the Committee) shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
i. To determine when and how Rights to purchase Shares shall be granted and the provisions of each Offering of such Rights (which need not be identical).
ii. To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.
iii. To construe and interpret the Plan and Rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.
iv. To amend the Plan as provided in paragraph 14.
v. Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan.
c) Without limitation on paragraph 3(b) and without amending the Plan, the Board (or the Committee) may grant rights or establish other procedures to provide benefits to Eligible Employees outside of the United States on such terms and conditions different from those specified in this Plan as may, in the judgment of the Board (or the Committee), be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable (i) to comply with provisions of the laws or regulations or conform to the requirements to operate the Plan in a qualified or tax or accounting advantageous manner in other countries or jurisdictions in which the Company or any other Employer may operate or have employees, (ii) to ensure the viability of the benefits from the Plan to Eligible Employees employed in such countries or jurisdictions and (iii) to meet the objectives of the Plan. Further to the foregoing and notwithstanding anything to the contrary herein, the Board (or the Committee) may grant Rights under one or more subplans which do not qualify as an “employee stock purchase plan” under Section 423 of the Code and are not subject to the requirements of Section 423 of the Code.
d) The Board may delegate administration of the Plan to a Committee of the Board composed of two (2) or more members, all of the members of which Committee may be, in the discretion of the Board Non-Employee Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate any of the administrative powers the
Fiscal Year 2022 Proxy Statement	B-1

Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or such a subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.
4. Shares Subject to The Plan
a) Subject to the provisions of paragraph 13 relating to adjustments upon changes in securities, the Shares that may be sold pursuant to Rights granted under the Plan shall not exceed in the aggregate twelve million (12,000,000) Shares. If any Right granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such Right shall again become available for the Plan.
b) The Shares subject to the Plan may be unissued Shares or Shares that have been bought on the open market at prevailing market prices or otherwise.
5. Grant of Rights; Offering
a) The Board may from time to time grant or provide for the grant of Rights to purchase Shares of the Company under the Plan to Eligible Employees in an Offering on an Offering Date or Dates selected by the Board. Each Offering shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all Employees granted Rights to purchase Shares under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 6 through 9, inclusive.
b) If a Participant has more than one Right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (i) each agreement or notice delivered by that Participant will be deemed to apply to all of his or her Rights under the Plan, and (ii) an earlier-granted Right (or a Right with a lower exercise price, if two Rights have identical grant dates) will be exercised to the fullest possible extent before a later-granted Right (or a Right with a higher exercise price if two Rights have identical grant dates) will be exercised.
6. Eligibility
a) Rights may be granted only to Employees of the Company or, as the Board may designate as provided in subparagraph 3(b), to Employees of an Affiliate. Except as provided in subparagraph 6(b), an Employee shall not be eligible to be granted Rights under the Plan unless, on the Offering Date, such Employee has been in the employ of the Company or the Affiliate, as the case may be, for such continuous period preceding such grant as the Board may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years.
b) The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Right under that Offering, which Right shall thereafter be deemed to be a part of that Offering. Such Right shall have the same characteristics as any Rights originally granted under that Offering, as described herein, except that:
i. the date on which such Right is granted shall be the “Offering Date” of such Right for all purposes, including determination of the exercise price of such Right;
ii. the period of the Offering with respect to such Right shall begin on its Offering Date and end coincident with the end of such Offering; and
iii. the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any Right under that Offering.
c) No Employee shall be eligible for the grant of any Rights under the Plan if, immediately after any such Rights are granted, such Employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 6(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding rights and options shall be treated as stock owned by such Employee.
B-2	Fiscal Year 2022 Proxy Statement

d) An Eligible Employee may be granted Rights under the Plan only if such Rights, together with any other Rights granted under all Employee Stock Purchase Plans of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such Eligible Employee’s rights to purchase Shares of the Company or any Affiliate to accrue at a rate which exceeds twenty five thousand dollars ($25,000) of the fair market value of such Shares (determined at the time such Rights are granted) for each calendar year in which such Rights are outstanding at any time.
e) The Board may provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.
7. Rights; Purchase Price
a) On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, shall be granted the Right to purchase up to the number of Shares purchasable either:
i. with a percentage designated by the Board not exceeding fifteen percent (15%) of such Employee’s Earnings (as defined by the Board in each Offering) during the period which begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering; or
ii. with a maximum dollar amount designated by the Board that, as the Board determines for a particular Offering, (1) shall be withheld, in whole or in part, from such Employee’s Earnings (as defined by the Board in each Offering) during the period which begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering and/or (2) shall be contributed, in whole or in part, by such Employee during such period.
b) The Board shall establish one or more Purchase Dates during an Offering on which Rights granted under the Plan shall be exercised and purchases of Shares carried out in accordance with such Offering.
c) In connection with each Offering made under the Plan, the Board may specify a maximum amount of Shares that may be purchased by any Participant as well as a maximum aggregate amount of Shares that may be purchased by all Participants pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board may specify a maximum aggregate amount of Shares which may be purchased by all Participants on any given Purchase Date under the Offering. If the aggregate purchase of Shares upon exercise of Rights granted under the Offering would exceed any such maximum aggregate amount, the Board shall make a pro rata allocation of the Shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable. Unless a different maximum amount of Shares that may be purchased by any Participant during an Offering is determined by the Board prior to the start of an Offering, the maximum amount of Shares that may be purchased by any Participant during an Offering is 10,000 Shares.
d) The purchase price of Shares acquired pursuant to Rights granted under the Plan shall be not less than the lesser of:
i. an amount equal to eighty-five percent (85%) of the fair market value of the Shares on the Offering Date; or
ii. an amount equal to eighty-five percent (85%) of the fair market value of the Shares on the Purchase Date.
8. Participation; Withdrawal; Termination
a) An Eligible Employee may become a Participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board of such Employee’s Earnings during the Offering (as defined in each Offering). The payroll deductions made for each Participant shall be credited to a bookkeeping account for such Participant under the Plan and either may be deposited with the general funds of the Company or may be deposited in a separate account in the name of, and for the benefit of, such Participant with a financial institution designated by the Company. To the extent provided in the Offering, a Participant may reduce (including to zero) or increase such payroll deductions. To the extent provided in the Offering, a Participant may begin such payroll deductions after the beginning of the Offering. A Participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the Participant has not already had the maximum permitted amount withheld during the Offering.
Fiscal Year 2022 Proxy Statement	B-3

b) At any time during an Offering, a Participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board in the Offering. Upon such withdrawal from the Offering by a Participant, the Company shall distribute to such Participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire Shares for the Participant) under the Offering, without interest unless otherwise specified in the Offering, and such Participant’s interest in that Offering shall be automatically terminated. A Participant’s withdrawal from an Offering will have no effect upon such Participant’s eligibility to participate in any other Offerings under the Plan but such Participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.
c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating Employee’s employment with the Company or a designated Affiliate for any reason (subject to any post-employment participation period required by law) or other lack of eligibility. The Company shall distribute to such terminated Employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire Shares for the terminated Employee) under the Offering, without interest unless otherwise specified in the Offering. If the accumulated payroll deductions have been deposited with the Company’s general funds, then the distribution shall be made from the general funds of the Company, without interest. If the accumulated payroll deductions have been deposited in a separate account with a financial institution as provided in subparagraph 8(a), then the distribution shall be made from the separate account, without interest unless otherwise specified in the Offering.
d) Rights granted under the Plan shall not be transferable by a Participant otherwise than by will or the laws of descent and distribution and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such Rights are granted.
9. Exercise
a) On each Purchase Date specified therefor in the relevant Offering, each Participant’s accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of Shares up to the maximum amount of Shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional Shares shall be issued upon the exercise of Rights granted under the Plan unless specifically provided for in the Offering.
b) Unless otherwise specifically provided in the Offering, the amount, if any, of accumulated payroll deductions remaining in any Participant’s account after the purchase of Shares that is equal to the amount required to purchase one or more whole Shares on the final Purchase Date of the Offering shall be distributed in full to the Participant at the end of the Offering, without interest. If the accumulated payroll deductions have been deposited with the Company’s general funds, then the distribution shall be made from the general funds of the Company, without interest. If the accumulated payroll deductions have been deposited in a separate account with a financial institution as provided in subparagraph 8(a), then the distribution shall be made from the separate account, without interest unless otherwise specified in the Offering.
c) No Rights granted under the Plan may be exercised to any extent unless the Shares to be issued upon such exercise under the Plan (including Rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no Rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If, on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no Rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire Shares) shall be distributed to the Participants, without interest unless otherwise specified in the Offering. If the accumulated payroll deductions have been deposited with the Company’s general funds, then the distribution shall be made from the general funds of the Company, without interest. If the accumulated payroll deductions have been deposited in a separate account with a financial institution as provided in subparagraph 8(a), then the distribution shall be made from the separate account, without interest unless otherwise specified in the Offering.
B-4	Fiscal Year 2022 Proxy Statement

10. Issuance of Shares
a) If on a given Purchase Date, the number of Shares with respect to which Rights are to be exercised exceeds the number of Shares then available under the Plan, the Board shall make a pro rata allocation of the Shares remaining available under the Plan in as nearly a uniform manner as shall be practical and as it shall determine to be equitable.
b) If the Company is unable to obtain from any regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Shares under the Plan, the Company shall be relieved from any liability for failure to issue and sell Shares upon exercise of such Rights unless and until such authority is obtained.
11. Use of Proceeds from Shares
Proceeds from the sale of Shares pursuant to Rights granted under the Plan shall constitute general funds of the Company.
12. Rights as a Shareholder
A Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, Shares subject to Rights granted under the Plan unless and until the Participant’s Shares acquired upon exercise of Rights under the Plan are issued. No adjustment will be made for dividends or other rights for which the record date is prior to the date of issuance.
13. Adjustments Upon Changes in Securities
a) If any change is made in the Shares subject to the Plan, or subject to any Right, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of Shares subject to the Plan pursuant to subparagraph 4(a), and the outstanding Rights will be appropriately adjusted in the class(es), number of Shares and purchase limits of such outstanding Rights. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction that does not involve the receipt of consideration by the Company.)
b) In the event of: (i) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation; or (iii) a reverse merger in which the Company is the surviving corporation but the Shares outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then: (1) any surviving or acquiring corporation shall assume Rights outstanding under the Plan or shall substitute similar rights (including a right to acquire the same consideration paid to shareholders in the transaction described in this subparagraph 13(b)) for those outstanding under the Plan, or (2) in the event any surviving or acquiring corporation refuses to assume such Rights or to substitute similar rights for those outstanding under the Plan, then, as determined by the Board in its sole discretion such Rights may continue in full force and effect or the Participants’ accumulated payroll deductions (exclusive of any accumulated interest which cannot be applied toward the purchase of Shares under the terms of the Offering) may be used to purchase Shares immediately prior to the transaction described above under the ongoing Offering and the Participants’ Rights under the ongoing Offering thereafter terminated.
14. Amendment of the Plan
a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 13 relating to adjustments upon changes in securities and except as to minor amendments to benefit the administration of the Plan, to take account of a change in legislation or to obtain or maintain favorable tax, exchange control or regulatory treatment for Participants or the Company or any Affiliate, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary for the Plan to satisfy the requirements of Section 423 of the Code and any Nasdaq or other securities exchange listing requirements. Currently under the Code, shareholder approval within twelve (12) months before or after the adoption of the amendment is required where the amendment will:
i. Increase the amount of Shares reserved for Rights under the Plan;
Fiscal Year 2022 Proxy Statement	B-5

ii. Modify the provisions as to eligibility for participation in the Plan to the extent such modification requires shareholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code; or
iii. Modify the Plan in any other way if such modification requires shareholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code.
b) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Employee Stock Purchase Plans and/or to bring the Plan and/or Rights granted under it into compliance therewith.
c) Rights and obligations under any Rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such Rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or Rights granted under the Plan comply with the requirements of Section 423 of the Code or are exempt from or comply with the requirements of Section 409A of the Code.
15. Termination or Suspension of the Plan
a) The Board in its discretion may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate at the time that all of the Shares subject to the Plan’s reserve, as increased and/or adjusted from time to time, have been issued under the terms of the Plan. No Rights may be granted under the Plan while the Plan is suspended or after it is terminated.
b) Rights and obligations under any Rights granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such Rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or Rights granted under the Plan comply with the requirements of Section 423 of the Code.
16. Treatment of Eligible Employees Outside of the United States
Eligible Employees who are paid in foreign currency, and who contribute foreign currency to the Plan through contributions or payroll deductions will have such amounts converted to U.S. dollars. The exchange rate and method for such conversion will be determined as prescribed by the Board or Committee. In no event will any procedure implemented for dealing with exchange rate fluctuations that may occur during an Offering result in a purchase price below the purchase price permitted under subparagraph 7(d) of the Plan. Each Eligible Employee shall bear the risk of any currency exchange fluctuations (if applicable) between the date on which any Eligible Employee amounts are converted to U.S. dollars and the Purchase Date.
17. Withholding
The Employer shall have the power and the right to (a) deduct, withhold or cause the sale of Shares purchased pursuant to an Offering under the Plan to obtain, (b) deduct or withhold from any other compensation to the Participant, or (c) require a Participant to remit to the Employer, an amount sufficient to satisfy Federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.
18. Section 409A
Rights under the Plan are intended to be exempt from the application of Section 409A of the Code and the Plan is intended to be interpreted consistent with such intention.
Notwithstanding the foregoing, neither the Company nor the Board shall have any liability to any Participant or any other party if the Rights under the Plan are not exempt from or compliant with Section 409A of the Code.
19. No Right of Employment
Neither the grant nor the exercise of any Right under the Plan nor anything in this Plan shall impose upon the Company or any other Employer any obligation to employ or continue to employ any Eligible Employee. The right of the Company or any other Employer to terminate any Employee shall not be diminished or affected because any Rights have been granted to such Employee.
B-6	Fiscal Year 2022 Proxy Statement

20. Obligation to Maintain Shares with Broker
Without limitation on the Participant’s or former Participant’s ability to sell, transfer, or otherwise makes a disposition of Shares purchased pursuant to an Offering under the Plan and without limitation on paragraph 3, Participants and former Participants must maintain any Shares purchased pursuant to an Offering under the Plan at the broker designated by the Committee unless the Committee determines otherwise.
21. Effective Date and History of Plan
The 1999 Employee Stock Purchase Plan was originally adopted by the Board and approved by shareholders in 1999 and subsequently amended as set forth on Appendix II. The Employee Stock Purchase Plan is an amendment and restatement of the 1999 Employee Stock Purchase Plan, as amended.
Appendix I
Definitions
a) “Affiliate” means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.
b) “Board” means the Board of Directors of the Company.
c) “Code” means the United States Internal Revenue Code of 1986, as amended.
d) “Committee” means a Committee appointed by the Board in accordance with subparagraph 3(d) of the Plan.
e) “Company” means F5, Inc., a Washington corporation.
f) “Director” means a member of the Board.
g) “Earnings” means, unless otherwise determined by the Board, cash compensation actually paid to an Eligible Employee during the specified period.
h) “Eligible Employee” means an Employee who meets the requirements set forth in the Offering for eligibility to participate in the Offering.
i) “Employee” means any person, including Officers and Directors, employed by the Company or an Affiliate of the Company. Neither service as a Director nor payment of a director’s fee shall be sufficient to constitute “employment” by the Company or the Affiliate.
j) “Employee Stock Purchase Plan” means a plan that grants rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.
k) “Employer” means the Company and the Affiliates designated from time to time pursuant to subparagraph 3(b) of the plan to participate in the Plan.
l) “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
m) “Fair Market Value” means the value of a security, as determined in good faith by the Board. Unless otherwise determined by the Board, if the security is listed on any established stock exchange, then, except as otherwise provided in the Offering, the Fair Market Value of the security shall be the closing sales price (rounded up where necessary to the nearest whole cent) for such security (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the relevant security of the Company) on the relevant determination date.
n) “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)) and does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
o) “Offering” means the grant of Rights to purchase Shares under the Plan to Eligible Employees.
Fiscal Year 2022 Proxy Statement	B-7

p) “Offering Date” means a date selected by the Board for an Offering to commence.
q) “Participant” means an Eligible Employee who holds an outstanding Right granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Right granted under the Plan.
r) “Plan” means this F5, Inc. Employee Stock Purchase Plan.
s) “Purchase Date” means one or more dates established by the Board during an Offering on which Rights granted under the Plan shall be exercised and purchases of Shares carried out in accordance with such Offering.
t) “Right” means an option to purchase Shares granted pursuant to the Plan.
u) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b- 3 as in effect with respect to the Company at the time discretion is being exercised regarding the Plan.
v) “Securities Act” means the United States Securities Act of 1933, as amended.
w) “Share” means a share of the common stock of the Company.
Appendix II
History
Originally Adopted by Board of Directors April 5, 1999
Originally Approved by Shareholders May, 1999
Amendment Adopted by Board of Directors January 26, 2004
Amendment Adopted by Shareholders April 29, 2004
Second Amendment Adopted by Board of Directors January 7, 2009
Second Amendment Adopted by Shareholders March 12, 2009
Amendment Adopted by Board of Directors September 9, 2010
Amendment and Restatement Adopted by Board of Directors July 14, 2011
Amendment and Restatement Adopted by Board of Directors January 5, 2015
Amendment and Restatement Adopted by Shareholders March 12, 2015
Amendment and Restatement Adopted by Board of Directors January 18, 2019
Amendment and Restatement Adopted by Shareholders March 14, 2019
Amendment and Restatement Adopted by Board of Directors January 20, 2023
Termination date
None
B-8	Fiscal Year 2022 Proxy Statement

F5, INC.
801 FIFTH AVENUE
SEATTLE, WASHINGTON 98104

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FFIV2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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D95037-P83407

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

F5, INC.

The Board of Directors recommends you vote FOR the following 11 Director Nominees:

Nominees:	**For**	**Against**	**Abstain**
1a. Marianne N. Budnik	☐	☐	☐
1b. Elizabeth L. Buse	☐	☐	☐
1c. Michael L. Dreyer	☐	☐	☐
1d. Alan J. Higginson	☐	☐	☐
1e. Peter S. Klein	☐	☐	☐
1f. François Locoh-Donou	☐	☐	☐
1g. Nikhil Mehta	☐	☐	☐
1h. Michael F. Montoya	☐	☐	☐
1i. Marie E. Myers	☐	☐	☐
1j. James M. Phillips	☐	☐	☐
1k. Sripada Shivananda	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.	**For**	**Against**	**Abstain**
2. Approve the F5, Inc. Incentive Plan.	☐	☐	☐
3. Approve the F5, Inc. Employee Stock Purchase Plan.	☐	☐	☐
4. Ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2023.	☐	☐	☐
5. Advisory vote to approve the compensation of our named executive officers.	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:	**1 Year**	**2 Years**	**3 Years**	**Abstain**
6. Advisory vote on the frequency of the advisory vote on approval of compensation of our named executive officers.	☐	☐	☐	☐

NOTE: This proxy is revocable and when properly executed, will be voted in the manner directed by the undersigned shareholder. **UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES, FOR PROPOSAL 2, FOR PROPOSAL 3, FOR PROPOSAL 4, FOR PROPOSAL 5 AND ONE YEAR FOR PROPOSAL 6.**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report/Form 10-K are available at www.proxyvote.com.

D95038-P83407

F5, INC.
FISCAL YEAR 2022
ANNUAL MEETING OF SHAREHOLDERS
March 9, 2023

The undersigned hereby appoints François Locoh-Donou and Scot F. Rogers (collectively, the "proxies"), and each of them, with full power of substitution, as proxies to vote at the annual meeting of shareholders of F5, Inc. (the "Company") for fiscal year 2022, to be held on March 9, 2023 at 11:00 a.m., Pacific Time, by live webcast at www.virtualshareholdermeeting.com/FFIV2023, and at any adjournment or postponement thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company, held or owned by the undersigned, as directed on the reverse side of this proxy card, and in his discretion upon such other matters as may come before the meeting.

This proxy is revocable and when properly executed, will be voted in the manner directed by the undersigned shareholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES, FOR PROPOSAL 2, FOR PROPOSAL 3, FOR PROPOSAL 4, FOR PROPOSAL 5 AND ONE YEAR FOR PROPOSAL 6.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

TO BE SIGNED ON REVERSE SIDE